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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Thoratec Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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 March 24, 2015

Dear Shareholder:

        You are cordially invited to attend the Thoratec Corporation 2015 Annual Meeting of Shareholders to be held on Tuesday, May 5, 2015 at 8:00 a.m., Pacific Daylight Time, at our executive offices located at 6101 Stoneridge Drive, Pleasanton, California 94588. Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

        Your vote is very important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. You may vote in person at the meeting or by mail, by telephone or over the Internet. Your vote by written proxy, by telephone or over the Internet will ensure your representation at the Annual Meeting if you cannot attend in person. Please review the instructions on the proxy card regarding your voting options.

        Thank you for your ongoing support of Thoratec Corporation.

Very truly yours,

NEIL F. DIMICK Director and Chairman of the Board

Corporate Headquarters
Thoratec Corporation, 6035 Stoneridge Drive, Pleasanton, CA 94588
Tel 925-847-8600 Fax 925-847-8574 www.thoratec.com

THORATEC CORPORATION

NOTICE OF 2015 ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 5, 2015

To the Shareholders of Thoratec Corporation:

        NOTICE IS HEREBY GIVEN, that the 2015 Annual Meeting of Shareholders of Thoratec Corporation, a California corporation ("Thoratec" or the "Company"), will be held on Tuesday, May 5, 2015 at 8:00 a.m., Pacific Daylight Time, at our executive offices located at 6101 Stoneridge Drive, Pleasanton, California 94588 for the following purposes:

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  To elect eight directors to serve for the ensuing year or until their successors are elected and qualified;

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  To approve an amendment and restatement of the Thoratec Corporation Amended and Restated 2006 Incentive Stock Plan increasing the number of shares of common stock reserved for issuance thereunder and revising certain provisions thereunder;

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  To approve an amendment and restatement of the Thoratec Corporation 2002 Employee Stock Purchase Plan increasing the number of shares of common stock reserved for issuance thereunder and revising certain provisions thereunder;

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  To conduct an advisory vote to approve the compensation of the Company's Named Executive Officers;

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  To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for its fiscal year ending January 2, 2016; and

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  To transact such other business as may properly come before the meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on March 13, 2015 are entitled to notice of, to attend and to vote at the meeting and any adjournments thereof. All shareholders are cordially invited to attend the meeting in person. Any shareholder attending the meeting may vote in person even if such shareholder previously signed and returned a proxy. If you own shares through a broker, and you wish to attend and vote in person at the meeting, you must obtain from your broker a proxy issued in your name.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2015 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 5, 2015.

        The Proxy Statement, the Proxy Card, and the Annual Report to Shareholders are available at http://phx.corporate-ir.net/phoenix.zhtml?c=95989&p=proxy.

For the Board of Directors,

DAVID A. LEHMAN Senior Vice President, General Counsel and Secretary

Pleasanton, California
March 24, 2015

    IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET ACCORDING TO THE INSTRUCTIONS INCLUDED WITH THE PROXY CARD.

THORATEC CORPORATION

PROXY STATEMENT
FOR 2015 ANNUAL MEETING OF SHAREHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

        The Board of Directors of Thoratec Corporation, a California corporation ("Thoratec" or the "Company"), is furnishing this Proxy Statement to you in connection with our solicitation of proxies to be used at our 2015 Annual Meeting of Shareholders to be held on Tuesday, May 5, 2015 at 8:00 a.m., Pacific Daylight Time, or at any adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in this Proxy Statement and in the accompanying Notice of 2015 Annual Meeting of Shareholders. The Annual Meeting will be held at our principal executive offices located at 6101 Stoneridge Drive, Pleasanton, California 94588. The telephone number at that address is (925) 847-8600.

        We have elected to use the Internet as the primary means of providing our proxy materials for the Annual Meeting to shareholders. Consequently, we will send to most shareholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including this Proxy Statement and our Annual Report for the year ended January 3, 2015 (the "Annual Report"), and for voting by mail, by telephone, over the Internet or in person. All shareholders who do not receive the Notice of Internet Availability of Proxy Materials will receive a paper copy of the proxy materials by mail. The Notice of Internet Availability of Proxy Materials also provides information on how shareholders may obtain paper copies of our proxy materials free of charge, if they so choose. The electronic delivery of our proxy materials will significantly reduce our printing and mailing costs and the environmental impact of the proxy materials.

        The date of this Proxy Statement is March 24, 2015. For those shareholders receiving paper copies of proxy materials, we intend to mail this Proxy Statement and the accompanying Proxy Card, Notice of 2015 Annual Meeting of Shareholders and Annual Report on or about March 24, 2015 to shareholders entitled to vote at the Annual Meeting. For those shareholders receiving a Notice of Internet Availability of Proxy Materials, we intend to mail the Notice of Internet Availability of Proxy Materials on or about March 24, 2015 to shareholders entitled to vote at the Annual Meeting.

Record Date and Shares Outstanding

        Shareholders of record at the close of business on March 13, 2015 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 54,241,096 shares of the Company's common stock ("Common Stock") were outstanding. The Company's Common Stock is listed on the NASDAQ Global Select Market.

Voting

        Every shareholder voting for the election of directors may exercise cumulative voting rights and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares held of record on the Record Date are entitled or, alternatively, distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than eight candidates. However, no shareholder will be entitled to cumulate votes for a candidate unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. On all other matters, each share is entitled to one vote on each proposal that properly comes before the Annual Meeting.

Methods of Voting

        You may vote by mail, by telephone, over the Internet or in person at the meeting.

        Voting by Mail.    To vote by mail, if you received or choose to receive the proxy card by mail, you may sign and return the proxy card in the prepaid and addressed envelope provided with the proxy card. By signing and returning the proxy card, you are authorizing individuals named on the proxy card (known as "proxies") to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting, as it ensures your shares will be voted if you are unable to attend the meeting. If you received more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

        Voting by Telephone.    To vote by telephone, please follow the instructions included with your proxy card or the Notice of Internet Availability of Proxy Materials. If you vote by telephone, you do not need to complete and mail your proxy card.

        Voting over the Internet.    To vote over the Internet, please follow the instructions included with your proxy card or the Notice of Internet Availability of Proxy Materials. If you vote over the Internet, you do not need to complete and mail your proxy card.

        Voting in Person.    If you plan to attend the meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, that is, you hold a share certificate, you are considered the shareholder of record and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote such shares. Contact your broker or other record holder of the shares for assistance if this applies to you.

Quorum; Abstentions; Broker Non-Votes

        The presence in person or by proxy of a majority of the shares of Common Stock outstanding and entitled to vote on the Record Date is required for a quorum at the Annual Meeting. Both abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum, but broker non-votes will not be counted towards the tabulation of votes cast on proposals presented to shareholders.

        "Broker non-votes" include shares for which a bank, broker or other nominee (i.e., record) holder has not received voting instructions from the beneficial owner and for which the nominee holder does not have discretionary power to vote on a particular matter. Under the rules that govern brokers who are record owners of shares that are held in brokerage accounts for the beneficial owners of the shares, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on routine matters but have no discretion to vote the uninstructed shares on non-routine matters. Therefore, broker non-votes may exist in connection with non-routine matters, while no broker non-votes are expected in connection with routine matters. The proposals to be voted on at the Annual Meeting include both routine matters, such as the ratification of our independent auditors, and non-routine matters, such as the election of directors, the approval of the proposal regarding an amendment and restatement of the Thoratec Corporation Amended and Restated 2006 Incentive Stock Plan, the approval of the proposal regarding an amendment and restatement of the Thoratec Corporation 2002 Employee Stock Purchase Plan, and the advisory vote to approve the compensation of our Named Executive Officers.

Vote Required

        The election of directors at the Annual Meeting requires the affirmative vote of a plurality of the votes cast at the Annual Meeting.

        Each other item to be voted on at the Annual Meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

        All votes will be tabulated by the inspector of elections appointed for the Annual Meeting. The inspector of elections will separately tabulate affirmative and negative votes, abstentions and broker non-votes. David A. Lehman, Senior Vice President, General Counsel and Secretary of the Company, has been appointed as the inspector of elections for the Annual Meeting.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to our Corporate Secretary a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Your presence at the Annual Meeting will not in and of itself be sufficient to revoke your proxy.

Solicitation of Proxies

        The cost of soliciting proxies in connection with this Proxy Statement has been or will be borne by us. In addition to solicitation by mail, we may request that banks, brokers and other custodians, nominees and fiduciaries send Proxy Statements to the beneficial owners of Common Stock. We may reimburse these banks, brokers and other custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their expenses in forwarding solicitation material to such beneficial owners. Some of our directors, officers and other employees may, without additional compensation, solicit proxies personally, or by telephone, facsimile or e-mail. We have also engaged MacKenzie Partners, Inc., an outside proxy solicitor, to assist us in soliciting proxies in conjunction with the Annual Meeting. We estimate the cost of the outside proxy solicitation services will be approximately $10,000.

Availability of Proxy Materials

        This Proxy Statement, our Annual Report, and the form of Proxy Card are available on the Internet at http://phx.corporate-ir.net/phoenix.zhtml?c=95989&p=proxy. Each of these documents can be viewed online or printed and will remain available through the conclusion of the Annual Meeting.

Householding of Annual Disclosure Documents

        The Securities and Exchange Commission (the "SEC") has approved a rule governing the delivery of annual disclosure documents. This rule allows us to send a single set of our Annual Report and Proxy Statement, or Notice of Internet Availability of Proxy Materials, as applicable, to any household at which two or more Thoratec shareholders reside if we believe that the shareholders are members of the same family. Some banks, brokers and other intermediaries may be participating in this practice of "householding" proxy statements, annual reports and notices of Internet availability of proxy materials. If you and others who share your mailing address own Common Stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement, or notice of Internet availability of proxy materials, as applicable, from each company whose stock is held in such accounts. Unless you responded that you did not want to participate in householding, a single copy of this Proxy Statement and the 2014 Annual Report, or Notice of Internet Availability of Proxy Materials, as applicable, have been sent to your address. This rule benefits both our shareholders and us. It reduces the volume of duplicate information received at a shareholder's house and helps reduce our expenses. Each shareholder that receives proxy materials by mail, however, will continue to receive individual proxy cards or voting instruction forms.

        If your household has previously received a single set of disclosure documents, but you would prefer to receive your own copy this year or in future years, you should contact your bank, broker or other nominee record holder. We will also deliver a separate copy of our Annual Report, Proxy Statement or Notice of Internet Availability of Proxy Materials to any shareholder upon either written request to Thoratec Corporation, 6035 Stoneridge Drive, Pleasanton, California 94588, Attention: Corporate Secretary, or upon oral request by calling (925) 847-8600. Similarly, if you share an address with another Thoratec shareholder and together both of you wish to receive only a single set of our annual disclosure documents, please follow the same instructions. In addition, copies of our SEC filings and certain other submissions are made available free of charge on the Investors page of our website at www.thoratec.com as soon as practicable after electronically filing or furnishing these documents with the SEC.

 BOARD OF DIRECTORS STRUCTURE AND COMPENSATION

Structure and Committees

        The current members of our Board of Directors (the "Board") are D. Keith Grossman, J. Daniel Cole, Steven H. Collis, Neil F. Dimick, William A. Hawkins, III, Paul A. LaViolette, Martha H. Marsh and Todd C. Schermerhorn. Mr. Dimick serves as Chairman of the Board. Daniel M. Mulvena was a member of the Board until the 2014 Annual Meeting of Shareholders, at which time he did not stand for re-election. Gerhard F. Burbach was our President and Chief Executive Officer and a member of the Board until September 22, 2014, at which time he resigned from Thoratec and his position on the Board. The Board held a total of thirteen meetings during our 2014 fiscal year, which ended on January 3, 2015. During the 2014 fiscal year, the Board had an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee, each of which held the number of meetings described below. Each director attended at least 75% of the aggregate number of meetings of the Board and the committees on which he or she served. While the Company encourages all members of the Board to attend the annual meetings of shareholders, there is no formal policy as to their attendance at annual meetings. All sitting members of the Board attended the 2014 Annual Meeting of Shareholders, other than Mr. Mulvena who did not stand for reelection at the 2014 Annual Meeting of Shareholders.

        The Board has determined that each of the current directors standing for re-election is an independent director, as defined by The Nasdaq Stock Market, Inc. ("NASDAQ") corporate governance listing standards and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except for D. Keith Grossman, who serves as our President and Chief Executive Officer. The Board annually evaluates the independence of its members. A director will not qualify as independent unless the Board affirmatively determines that the director has no material relationship with the Company. In making its determination, the Board considers business and other applicable relationships in accordance with the director independence standards of NASDAQ and the Exchange Act, as currently in effect. The Board has also determined that all members of the Board's committees are independent of the Company and its subsidiaries under the director independence standards of NASDAQ and the Exchange Act, including the additional independence standards for audit committee and compensation committee members in the case of the committee members. In addition, our independent directors meet in regularly scheduled executive sessions throughout the year.

Board Leadership Structure

        The Board does not have a policy on whether the same person should serve as both the chief executive officer and chairman of the board or, if the roles are separate, whether the chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Over its history, the Company has had both a combined chairman and chief executive officer (1976 to 1994) and a separate non-employee chairman and chief executive officer (1995 to present). The Board believes that its current leadership structure, with Mr. Dimick serving as Chairman of the Board and Mr. Grossman serving as Chief Executive Officer, is in the best interest of shareholders at this time. The current structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

Board Role in Risk Oversight

        The Board's role in the Company's risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational,

financial, legal, regulatory and strategic risks. The full Board (or the appropriate committee, in the case of risks that are under the purview of a particular committee) receives these reports from the executive responsible for the appropriate subject area within the organization to enable it to understand our risk identification, risk management and risk mitigation strategies and activities. When a committee receives the report, the chairperson of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

        The Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices in connection with structuring our executive and non-executive compensation programs. The Compensation Committee retained Radford, an Aon Hewitt Company ("Radford"), an independent compensation consultant, to prepare an analysis regarding whether our compensation plans, policies and practices create risks that are reasonably likely to have a material adverse effect on Thoratec. Radford was engaged by, reported to, and was accountable to the Compensation Committee. The Compensation Committee, relying in part on the Radford analysis, reviewed the elements of our compensation programs and believes that risks arising from our compensation plans, policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks.

        This Proxy Statement, including the preceding paragraph, contains "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements contained in this Proxy Statement should be considered in light of the many uncertainties that affect our business and specifically those factors discussed from time to time in our public reports filed with the SEC, such as those discussed under the heading, "Risk Factors," in our most recent annual report on Form 10-K, and as may be updated in subsequent SEC filings.

Audit Committee

        Our Audit Committee met nine times during fiscal 2014. The current members of this committee are Messrs. Dimick and Schermerhorn and Ms. Marsh, with Mr. Schermerhorn serving as Chairman. Mr. Cole served as a member of this committee until the 2014 Annual Meeting of Shareholders, at which time Ms. Marsh joined this committee. This committee operates under a written charter adopted by our Board. The Audit Committee reviews and reassesses the charter at least annually, and the charter was last amended in August 2013. The Audit Committee charter is available on the Investors page of our website at www.thoratec.com.

        The Board has determined that two members of the Audit Committee, Messrs. Dimick and Schermerhorn, are "audit committee financial experts," as that term is defined under Section 407 of the Sarbanes-Oxley Act of 2002 and the rules promulgated by the SEC in furtherance of Section 407. As described above, Messrs. Dimick and Schermerhorn and Ms. Marsh are independent directors. The purposes of our Audit Committee include:

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  Overseeing our accounting and financial reporting process;

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  Overseeing the audits of our financial statements;

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  Overseeing our relationship with our independent auditors; and

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  Overseeing our system of internal controls.

        In discharging its duties, our Audit Committee, among its other duties:

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  Recommends to the Board the selection of the independent auditors and their compensation, evaluates the independent auditors and, where appropriate, recommends the replacement of the independent auditors;

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  Meets with management and the independent auditors to review and discuss the annual financial statements and the report of the independent auditors thereon and, to the extent that management or the independent auditors bring any such matters to the attention of the Audit Committee, to discuss significant issues encountered in the course of the audit work, if any, such as restrictions on the scope of activities or access to required information;

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  Meets with management and the independent auditors to review and discuss the quarterly financial statements and review quarterly earnings press releases;

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  Reviews significant changes to our accounting principles and practices proposed by the independent auditors or management;

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  Meets quarterly with management and the independent auditors to review and discuss reports on the adequacy and effectiveness of our internal controls;

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  Discusses with management the Company's policies with respect to financial risk assessment and financial risk management, the Company's significant financial risk exposures, other risk exposures the review of which the Board has delegated to the Audit Committee, and the actions management has taken to manage such exposures;

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  Establishes and oversees a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

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  Reviews and approves all related party transactions, as defined in the Company's related party transaction policy, as discussed below under the heading "Certain Transactions."

        See "Report of the Audit Committee of the Board of Directors" below for more information.

Compensation Committee

        Our Compensation Committee met eight times during fiscal 2014. The current members of the Compensation Committee are Messrs. Collis, Hawkins, and LaViolette, with Mr. LaViolette serving as Chairman. Mr. Mulvena served as a member of this committee until the 2014 Annual Meeting of Shareholders. The Compensation Committee operates under a written charter adopted by our Board, which was most recently amended in March 2014. The Compensation Committee charter is available on the Investors page of our website at www.thoratec.com. As described above, all members of the Compensation Committee are independent directors, including under NASDAQ Rule 5605(d)(2)(A). In addition, all Compensation Committee members are "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), to allow the Company a tax deduction for certain employee compensation exceeding $1,000,000 for an individual. All Compensation Committee members are also "non-employee directors" within the meaning of Exchange Act Rule 16b-3 to exempt certain option grants and similar transactions from the short-swing profits prohibition of Section 16 of the Exchange Act. Our Compensation Committee:

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  Reviews compensation and benefits for our employees generally and for our senior executives specifically, determines whether to approve and/or modify the chief executive officer's recommendations for compensation of senior executives other than the chief executive officer and makes recommendations to the full Board regarding compensation of the chief executive officer; and

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  Has authority to grant equity-based awards under the Thoratec Corporation Amended and Restated 2006 Incentive Stock Plan (the "2006 Plan") to officers, other than the chief executive officer, employees and consultants.

        Among the Compensation Committee's duties and responsibilities set forth in its charter, the Compensation Committee has direct responsibility for and authority to:

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  Review and approve corporate goals and objectives relevant to chief executive officer compensation, evaluate the chief executive officer's performance in light of those goals and objectives, and recommend the chief executive officer's compensation to the Board based on this evaluation;

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  Develop, review and approve compensation policies and practices applicable to the Company's officers who are deemed to be "executive officers" of the Company for SEC reporting purposes, including the criteria upon which executive compensation is based, the specific relationship of corporate performance to executive compensation and the composition of benefits;

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  Make recommendations to the Board with respect to the Company's incentive compensation and equity-based compensation plans;

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  Review the compensation and benefits offered to non-employee directors and recommend changes to the Board as appropriate;

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  Review whether the Company's compensation policies and practices encourage unnecessary or excessive risk taking, and evaluate whether the financial incentives and risks relating to such policies and practices are appropriate; and

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  Administer and evaluate the Company's incentive, equity-based and other executive compensation programs, including approving guidelines, making grants and awards and establishing annual award levels for employee stock options, units, restricted shares and other incentive and equity-based awards under such programs, interpreting and promulgating rules relating to the plans, modifying or canceling grants or awards, designating eligible participants and imposing limitations and conditions on grants or awards.

        As set forth in the Compensation Committee's charter, the Compensation Committee has the authority to delegate such of its authority and responsibilities as the Compensation Committee deems proper to members of the Compensation Committee or a subcommittee.

        For each executive officer other than the chief executive officer, the chief executive officer makes recommendations to the Compensation Committee for annual adjustments to compensation levels and short-term and long-term incentive compensation components, based upon his assessment of each executive officer's performance, retention risks, potential within the organization and the results of market studies, as described in the "Compensation Discussion and Analysis" section of this Proxy Statement. The Compensation Committee reviews with the chief executive officer these assessments and recommendations and determines whether or not to approve and/or modify his recommendations.

        Consistent with prior years, the Compensation Committee retained Radford, an independent compensation consultant. The Compensation Committee requested Radford to prepare competitive market studies as to, and advise the Compensation Committee on, both executive and director compensation, including base salary or fees, cash incentive compensation, and long-term equity incentive compensation for 2014. Radford was engaged by, reported to, and was accountable to the Compensation Committee, and Radford was not allowed to conduct any other work for Thoratec without the authorization of the Compensation Committee. In 2014, Thoratec subscribed to Radford's survey database for industry-based global compensation and benefits information. In accordance with applicable SEC and NASDAQ rules, the Compensation Committee has undertaken an evaluation of Radford's independence, including a review of these engagements, and determined that Radford does not have any business or personal relationship with Thoratec, its subsidiaries, its executives or members the Compensation Committee that raises any conflicts of interest with its selection as an independent compensation consultant to the Compensation Committee.

        See the discussion in the "Compensation Discussion and Analysis" section of this Proxy Statement, including the Competitive Market Analysis section, for a full discussion regarding processes and procedures for the determination of executive compensation.

Compensation Committee Interlocks and Insider Participation

        During fiscal 2014, none of our executive officers served on the board of directors or compensation committee of another company that had an executive officer serve on our Board or our Compensation Committee. In addition, none of the members of our Compensation Committee was an officer or employee of Thoratec or any of its subsidiaries during fiscal 2014 or was formerly an officer of Thoratec or any of its subsidiaries at any time in the past.

Corporate Governance and Nominating Committee

        Our Corporate Governance and Nominating Committee met six times during fiscal 2014. The current members of this committee are Messrs. Cole, Collis and Dimick, with Mr. Collis serving as Chairman. This committee operates under a written charter adopted by our Board, which was last amended in May 2007. The Corporate Governance and Nominating Committee charter is available on the Investors page of our website at www.thoratec.com. The purposes of the Corporate Governance and Nominating Committee are to:

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  Identify and approve individuals qualified to serve as members of the Board;

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  Select director nominees for the next annual meeting of shareholders;

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  Review laws, rules and regulations regarding corporate governance and make appropriate recommendations to the Board; and

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  Provide oversight with respect to corporate governance and ethical conduct.

Board Compensation

        Directors who are employed by Thoratec do not receive additional compensation for serving on the Board or its committees. The following table sets forth the compensation earned by Thoratec's non-employee directors for their service on the Board in 2014.

 2014 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1)(2) ($)	Total ($)
J. Daniel Cole	60,000	175,004	235,004
Steven H. Collis	67,500	175,004	242,504
Neil F. Dimick	117,500	175,004	292,504
William A. Hawkins	57,500	175,004	232,504
Paul A. LaViolette.	65,000	175,004	240,004
Martha H. Marsh	45,000	250,028	295,028
Daniel M. Mulvena(3)	28,750	0	28,750
Todd C. Schermerhorn	70,000	175,004	245,004

(1)
Stock awards consisted of an automatic annual grant of 5,505 restricted stock units made on May 21, 2014 to each non-employee director other than Ms. Marsh and Mr. Mulvena, and, in the case of Ms. Marsh, an initial grant of 7,865 restricted stock units made on May 21, 2014. Amounts shown do not reflect compensation actually received by the director. Instead, the amounts shown reflect the grant date fair value of the restricted stock units computed in accordance with FASB ASC Topic 718. The assumptions made in the valuation of such restricted stock units are set forth under Note 9 of the Notes to Consolidated Financial Statements in Thoratec's Annual Report on Form 10-K for the year ended January 3, 2015.

(2)
As of January 3, 2015, none of the non-employee directors held outstanding options, and Messrs. Cole, Collis, Dimick, and LaViolette each held 9,567 restricted stock units, and Messrs. Hawkins and Schermerhorn and Ms. Marsh held 10,156, 11,559 and 7,865 restricted stock units, respectively. As of January 3, 2015, Mr. Mulvena did not hold any outstanding options or restricted stock units.

(3)
Mr. Mulvena did not stand for re-election at the 2014 Annual Meeting of Shareholders, and as such did not receive a grant of restricted stock units in 2014. In recognition of Mr. Mulvena's long-standing service on the Board, the Board accelerated vesting with respect to 12,381 restricted stock units.

Narrative Disclosure to Director Compensation Table

        Pursuant to our non-employee director compensation program, all non-employee directors receive a $50,000 annual retainer. Each member of the Audit Committee, other than the Chairperson, receives an additional $10,000 annual retainer. Each member of the Compensation Committee, other than the Chairperson, receives an additional $7,500 annual retainer. Each member of the Corporate Governance and Nominating Committee, other than the Chairperson, receives an additional $5,000 annual retainer. In addition to the annual Board retainer, the Chairperson of the Board receives a $50,000 annual retainer. In lieu of the annual Audit Committee retainer, the Chairperson of the Audit Committee receives an additional $20,000 annual retainer; in lieu of the annual Compensation Committee retainer, the Chairperson of the Compensation Committee receives an additional $15,000 annual retainer; and in lieu of the Corporate Governance and Nominating Committee retainer, the Chairperson of the Corporate Governance and Nominating Committee receives an additional $10,000 annual retainer. All retainers are paid in cash on a quarterly basis in arrears.

        Non-employee directors are eligible to participate in the 2006 Plan. The 2006 Plan provides that in addition to any other discretionary awards that non-employee directors may be granted, non-employee directors will automatically be granted restricted stock units, as follows:

  •
  Initial grant of restricted stock units for that number of units calculated by dividing $250,000 by the per share closing trading price of our Common Stock on the date of grant ("Initial Grant") upon commencing service on the Board. Such units will vest in four equal annual installments beginning on the first anniversary of the grant date, subject to continued service.

  •
  Annual grant of restricted stock units for that number of units calculated by dividing $175,000 by the per share closing trading price of our Common Stock on the date of grant ("Annual Grant"). Prior to the grants made in the 2013 fiscal year, such units vested in four equal annual installments beginning on the first anniversary of the grant date, subject to continued service. Effective as of the 2013 fiscal year, such units fully vest on the first anniversary of the grant date, subject to continued service. The Annual Grant is granted immediately following the annual meeting of the Company's shareholders to each non-employee director provided they have served on the Board for at least three months prior to the date of the annual meeting.

The Initial Grant and Annual Grants are made at no cost to the non-employee directors. Each of the non-employee directors who served on the Board in 2014, other than Ms. Marsh and Mr. Mulvena, received an Annual Grant of 5,505 restricted stock units on May 21, 2014. Ms. Marsh received an Initial Grant of 7,865 restricted stock units on May 21, 2014.

Board Equity Ownership Guidelines

        In 2010, the Board adopted equity ownership guidelines that provide that, effective as of the 2011 fiscal year, the Board is subject to guidelines whereby (i) the aggregate value of the total shares of Company stock held by each member of the Board shall be at least five (5) times the annual base cash compensation for members of the Board, (ii) all members of the Board will have five (5) years from January 1, 2011 to become compliant with the equity ownership guidelines, and (iii) newly elected or appointed members of the Board will have five (5) years from the effective date they join the Board to become compliant with the equity ownership guidelines.

CODE OF ETHICS AND CORPORATE GOVERNANCE

        We have adopted a Code of Ethics that applies to all of our directors, officers and employees, and which meets the requirements of Item 406 of Regulation S-K of the Exchange Act. Our Code of Ethics is available on the Investors page on our website at www.thoratec.com, under "Investors—Corporate Governance." The code covers topics including, but not limited to, potential conflicts of interest, compliance with applicable governmental laws, rules and regulations and the reporting of violations of the code. Any amendments to the Code of Ethics will be posted on our website. The Board has the sole authority to approve any waiver of the Code of Ethics relating to the activities of any of our senior financial officers, other executive officers and directors. Any waiver of the Code of Ethics for these individuals will be disclosed promptly on Form 8-K or any other means approved by applicable SEC rules and NASDAQ listing standards.

        We have also adopted Corporate Governance Guidelines that provide guidelines for the conduct and operation of the Board, including the composition and selection of members of the Board, role of the Board, orientation and education of directors, conduct of Board meetings, structure and conduct of Board committees, and Board interaction with management, advisors, investors and shareholders. Our Corporate Governance Guidelines are available on the Investors page on our website at www.thoratec.com, under "Investors—Corporate Governance."

        For information on our corporate governance practices in addition to our Code of Ethics and Corporate Governance Guidelines, including the Company's Compliance Program, the charters approved by the Board for the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee, and the Audit Committee Complaint Procedures, please visit the Investors page on our website at www.thoratec.com, under "Investors—Corporate Governance."

DIRECTOR NOMINATIONS

Criteria for Nomination to the Board

        The Corporate Governance and Nominating Committee considers the appropriate balance of experience, skills and personal characteristics required of Board members, and seeks to ensure that at least a majority of the directors are independent under the rules of NASDAQ, that members of the Company's Compensation Committee meet the additional standards for independence under NASDAQ rules, and that members of the Company's Audit Committee meet the additional standards for independence and financial literacy and other requirements under NASDAQ and SEC rules. While the Corporate Governance and Nominating Committee has not established specific minimum qualifications for director candidates, nominees for director are selected on the basis of their depth and breadth of experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company's business environment, willingness to devote adequate time to Board duties, the interplay of the candidate's experience and skills with those of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

Shareholder Recommendations for Director Candidates

        The Corporate Governance and Nominating Committee will consider written recommendations for director candidates from shareholders. Any such recommendations should be submitted to the Corporate Governance and Nominating Committee, c/o the Corporate Secretary of the Company, and should include the following information: (a) all information relating to the candidate that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including the person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the name(s) and address(es) of the shareholder(s) making the recommendation and the number of shares of Common Stock that are owned beneficially and of record by the shareholder(s); and (c) appropriate biographical information and a statement as to the qualifications of the candidate.

        Alternatively, shareholders intending to appear at an annual meeting of shareholders in order to nominate a candidate for election by the shareholders at the meeting (in cases where the Board does not intend to nominate the candidate or where the Corporate Governance and Nominating Committee was not requested to consider the candidate) must comply with the procedures in Sections 4(e) and (f) of the Company's By-Laws. Shareholders can obtain a copy of the Company's By-Laws, without charge, by writing to our Corporate Secretary. Under the Company's By-Laws, and as described under "Deadline for Receipt of Shareholder Proposals" below, written notice of a nomination must be received by our Corporate Secretary no earlier than January 6, 2016 and no later than February 5, 2016 in order to be considered at the 2016 annual meeting of shareholders.

Process for Identifying and Evaluating Director Candidates

        The process for identifying and evaluating candidates for the Board is initiated by identifying a slate of candidates who meet the criteria for selection as nominees and have the specific qualities or skills being sought based on input from members of the Board and, if the Corporate Governance and Nominating Committee deems appropriate, a third-party search firm. These candidates are evaluated by the Corporate Governance and Nominating Committee by reviewing the candidates' biographical information and qualifications and by checking the candidates' references. Qualified nominees are interviewed by at least one member of the Corporate Governance and Nominating Committee. All members of the Board are given the opportunity to meet with candidates recommended by the Corporate Governance and Nominating Committee, and based on input from such interviews and the information obtained by the Corporate Governance and Nominating Committee, the Corporate Governance and Nominating Committee evaluates which of the prospective candidates are qualified to serve as directors and whether the Corporate Governance and Nominating Committee should recommend to the Board that the Board nominate, or elect to fill a vacancy with, these final prospective candidates. Candidates recommended by the Corporate Governance and Nominating Committee are presented to the Board for selection as nominees to be presented for election by the shareholders or to fill a vacancy.

        The Corporate Governance and Nominating Committee evaluates shareholder-recommended candidates using the same process and the same criteria it uses to evaluate candidates from other sources.

Board Nominees for the Annual Meeting

        Ms. Marsh and Messrs. Grossman, Cole, Collis, Dimick, Hawkins, LaViolette, and Schermerhorn, who are all current members of the Board, are the directors standing for re-election at the Annual Meeting.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Shareholders may communicate directly with the Board by sending a certified or registered letter to any individual director, group of directors or Board committee c/o the Corporate Secretary of the Company, at the Company's main business address set forth above or by sending an email to any of the same individuals or groups at board@thoratec.com. The Corporate Secretary will review the correspondence and forward it to the individual director, group of directors or committee of the Board to whom the communication is directed, as applicable, if the communication is relevant to Thoratec's business and financial operations, policies or corporate philosophy. Communications that are threatening, illegal or similarly inappropriate, and advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to any director or group of directors.

 PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

        A board of eight directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the eight nominees named below, each of whom is presently serving as director. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in accordance with cumulative voting to elect as many of the nominees listed below as possible. In such event, the proxy holders will determine the specific nominees for whom such votes will be cumulated. The term of office for each person elected as a director will continue until the next annual meeting of shareholders or until the successor to such person has been elected and qualified. We do not expect that any nominee will be unable or will decline to serve as a director.

        The following table provides information concerning our director nominees:

Name of Nominee	Age	Position with Our Company	Director Since
Neil F. Dimick	65	Director and Chairman of the Board	2003
D. Keith Grossman	54	Director, President and Chief Executive Officer	1996
J. Daniel Cole	68	Director	1997
Steven H. Collis	53	Director	2008
William A. Hawkins, III	61	Director	2012
Paul A. LaViolette	57	Director	2009
Martha H. Marsh	66	Director	2014
Todd C. Schermerhorn	54	Director	2013

        The principal occupations, positions and directorships for at least the past five years of our director nominees, as well as certain information regarding their individual experience, qualifications, attributes and skills that led our Corporate Governance and Nominating Committee and Board to conclude that they should serve on the Board, are described below. In addition to the information presented below, we also believe that all of our director nominees possess high degrees of integrity and honesty and adhere to the highest ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the Company and our Board. There are no family relationships among any of our directors or executive officers.

        Neil F. Dimick became a director of our Company in October 2003. In May 2007, Mr. Dimick became Chairman of the Board. Mr. Dimick was Executive Vice President and Chief Financial Officer of AmerisourceBergen Corporation, a pharmaceutical services company, from August 2001 to May 2002, and served as Senior Executive Vice President and Chief Financial Officer and a director of Bergen Brunswig Corporation, a predecessor to AmerisourceBergen, and was a member of that board's finance, investment and retirement committees for more than five years prior to its merger with AmeriSource Health in 2001. Mr. Dimick also spent eighteen years with the audit firm Deloitte & Touche LLP, where he was an audit partner and national director of the firm's real estate division. Mr. Dimick currently serves as a member of the boards of directors of Alliance Imaging, Inc., Mylan Laboratories, Inc., Resources Connection, Inc. and WebMD Corporation. The Board has nominated Mr. Dimick to serve as a director because of his extensive experience serving on public company boards and board committees, as well as his leadership positions with both a major auditing firm and a pharmaceutical distribution company, resulting in a wealth of knowledge on financial, commercial and industry related matters.

        D. Keith Grossman became our President and Chief Executive Officer in September 2014. Mr. Grossman has served as a director of our Company since February 1996. From December 2011 until its sale to Bayer Healthcare in September 2013, Mr. Grossman served as President and Chief Executive Officer and a director of Conceptus, Inc., a women's health medical device company. From September 2007 to December 2011, Mr. Grossman served as a Managing Director with TPG (Texas Pacific Group), a private equity firm, in their healthcare investment team. From January 1996 until January 2006, Mr. Grossman served as our President and Chief Executive Officer. Prior to joining us, Mr. Grossman was a Division President of Major Pharmaceuticals, Inc., a pharmaceutical distributor, from June 1992 to September 1995, at which time it was sold. From July 1988 to June 1992, Mr. Grossman served as the Vice President of Sales and Marketing for Calcitek, Inc., a manufacturer of implantable medical devices and a division of Sulzermedica (formerly Intermedics, Inc.). Prior to 1988, Mr. Grossman held various other sales and marketing management positions within the McGaw Laboratories Division of American Hospital Supply Corporation. Mr. Grossman serves as a member of the board of directors of ZELTIQ Aesthetics, Inc. and has served as a member of the board of directors of Intuitive Surgical, Inc. within the last five years. The Board has nominated Mr. Grossman to serve as a director because of his extensive medical technology industry experience, current and past board positions on both public and private medical technology companies, and related operational, leadership, and market knowledge, including his recent position as the CEO of a publicly listed medical device company, together with his unique perspective on the Company's operations due to his current position as our President and Chief Executive Officer and ten years as our CEO formerly, as well as his eighteen years of experience as a member of our Board.

        J. Daniel Cole became a director of our Company in June 1997. Since March 1997, Mr. Cole has been a general partner of the Spray Venture Fund of Boston. Mr. Cole has also been a venture partner at Oxford Bioscience Partners since 2009. Mr. Cole was President and Chief Operating Officer of SciMed Life Systems Corporation, an interventional cardiology products company, from March 1993 to March 1995, and Senior Vice President and Group President of the vascular business of Boston Scientific Corporation, a worldwide developer, manufacturer and marketer of medical devices that are used in a broad range of interventional medical specialties, from March 1995 to March 1997. He also held a number of senior executive positions at Baxter Healthcare Corporation from April 1982 to January 1993, including President of its Edwards Less Invasive Surgery Division and its Critical Care Division. Mr. Cole also serves as a member of the boards of directors of several private companies. The Board has nominated Mr. Cole to serve as a director because of his extensive industry knowledge and experience, including operational, leadership and board experience from his executive positions at major medical technology companies, venture capital partnership positions, and memberships on the boards of various private medical technology companies. Mr. Cole is also particularly qualified because of his deep knowledge of Thoratec and its market due to his nearly nineteen years of service on our Board.

        Steven H. Collis became a director of our Company in January 2008. Mr. Collis is currently President and Chief Executive Officer and a member of the board of directors of AmerisourceBergen Corporation, a pharmaceutical services corporation. From November 2010 until June 2011, Mr. Collis served as President and Chief Operating Officer, responsible for all AmerisourceBergen business units, and prior to November 2010 was Executive Vice President of AmerisourceBergen and President of its AmerisourceBergen Drug Company (ABDC). Mr. Collis joined Bergen Brunswig Corporation, a predecessor to AmerisourceBergen, in 1994 as general manager of Alternate Site Distributors, and was named President of its Specialty Group in 1999. He was previously a principal and general manager of Sterling Medical, a national provider and distributor of medical disposable supplies, health management services and continuous quality management programs to the home healthcare market. The Board has nominated Mr. Collis to serve as a director because of the insight, experience and strategic perspective he brings to the Board from his long-term experience in the healthcare industry. Mr. Collis has served in leadership capacities at several healthcare companies, including his current role as the President and Chief Executive Officer and member of the board at one of the world's largest pharmaceutical services companies.

        William A. Hawkins, III became a director or our Company on January 1, 2012. Since October 2011, Mr. Hawkins has served as President and Chief Executive Officer of Immucor, Inc., a manufacturer of automated instrument-reagent systems for the blood transfusion industry, and as a Senior Advisor to TPG Capital. From 2001 to 2011, Mr. Hawkins held a number of senior executive positions at Medtronic, Inc., a medical device manufacturer, including the role of Chairman and Chief Executive Officer. Prior to Medtronic, Mr. Hawkins was the Chief Executive Officer of Novoste Corporation and held leadership positions at American Home Products, Eli Lilly, Johnson & Johnson, and Guidant. Additionally, he has served on a number of corporate and non-profit boards of directors. The Board has nominated Mr. Hawkins to serve as a director because of his leadership roles in the healthcare industry for over three decades, bringing industry knowledge, strategic insight, and depth of experience to the Board, spanning from technology innovation to market development to broader healthcare policy.

        Paul A. LaViolette became a director of our Company in May 2009. Mr. LaViolette is Managing Partner & Chief Operating Officer of SV Life Sciences, a venture capital adviser and manager in the life sciences sector, where he was a general partner from January 2011 until December 2013 and a venture partner from December 2008 until December 2010. Mr. LaViolette was Chief Operating Officer of Boston Scientific Corporation, a worldwide developer, manufacturer and marketer of medical devices that are used in a broad range of interventional medical specialties, from 2004 until 2008 and joined Boston Scientific in January 1994. Prior to becoming its Chief Operating Officer, Mr. LaViolette held positions with Boston Scientific as Senior Vice President and Group President, Cardiovascular for Boston Scientific's Scimed, EPT and Target businesses, President of Scimed, Senior Vice President and Group President-Nonvascular Businesses, and President, Boston Scientific International, and Vice President-International. Prior to joining Boston Scientific, he was employed by C.R. Bard, Inc. in various capacities, including President, U.S.C.I. Division, President, U.S.C.I. Angioplasty Division, Vice President and General Manager, U.S.C.I. Angioplasty Division, and Vice President U.S.C.I. Division. Mr. LaViolette serves as a member of the boards of directors of Baxano Surgical, Inc., TransEnterix, Inc. and several private medical technology companies, and formerly served as a member of the board of directors of Conceptus, Inc. The Board has nominated Mr. LaViolette to serve as a director because of his operational, leadership and strategic knowledge and experience from serving in executive positions for major medical technology companies and currently as a venture capitalist focused on life sciences companies. He also has significant health policy experience due to his past participation as a board member and committee chair for the Advanced Medical Technology Association and his current participation as a board member of the Medical Device Manufacturers Association.

        Martha H. Marsh became a director of our Company in 2014. Ms. Marsh retired in 2010 as President & Chief Executive Officer of Stanford Hospital & Clinics, a position she had held since 2002. She also served as the Chief Executive Officer of the University of California Davis Medical Center from1999 to 2002. After beginning her career at Arthur Andersen in 1975, she has served the healthcare industry for more than thirty years in a variety of leadership positions, including as Senior Vice President for Professional Services and Managed Care at the University of Pennsylvania Health System. Ms. Marsh also served on a variety of healthcare boards and committees. She currently serves on the boards of AMN Healthcare Services, Inc. and Owens & Minor Inc. The Board has nominated Ms. Marsh to serve as a director because of her extensive background in and knowledge of the healthcare industry and specifically the healthcare provider marketplace with which we conduct our business. Having served in the lead management position of some of the most prestigious healthcare systems in the United States, she brings unique perspectives on the requirements of and challenges faced by the healthcare provider industry as well as a deep understanding of the entire healthcare marketplace in the United States. Her broad-based background in accounting, finance, operations and management in the context of the healthcare industry brings a multi-disciplinary and highly relevant point of view to our Board in assessing issues and challenges within the healthcare marketplace.

        Todd C. Schermerhorn became a director of our Company in May 2013. Mr. Schermerhorn served as Senior Vice President and Chief Financial Officer of C.R. Bard, Inc. from 2003 until his retirement in August 2012. Mr. Schermerhorn joined Bard in 1985 as a cost analyst and has held various financial positions including Controller of the Vascular Systems Division and Vice President and Controller of the USCI division. In 1996, Mr. Schermerhorn was promoted to Vice President and Group Controller for Bard's Global Cardiology Unit. He was promoted to Vice President and Treasurer in 1998. Mr. Schermerhorn serves as a member of the board of directors of Spectranetics Corporation. The Board has nominated Mr. Schermerhorn to serve as a director because of his experience as a chief financial officer at a large market cap, publicly-held and leading medical device manufacturer, his ability to contribute to our Audit Committee as an SEC "financial expert" and his extensive experience in various capacities within the financial organization of a public company.

Required Vote; Recommendation of the Board

        The election of directors at the Annual Meeting requires the affirmative vote of a plurality of the votes cast at the Annual Meeting. The eight nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no further legal effect under California law. Unless marked to the contrary, proxies received will be voted FOR the eight nominees as the proxy holders determine in order to elect as many of the eight nominees as possible, whether or not by cumulative voting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION TO THE BOARD
OF EACH OF THE DIRECTOR NOMINEES PROPOSED ABOVE.

 PROPOSAL TWO

APPROVAL OF AMENDED AND RESTATED 2006 INCENTIVE STOCK PLAN

        The 2006 Plan was originally approved by the Board on April 19, 2006, which approval and adoption was conditioned on the approval of the shareholders, and approved by the shareholders on May 25, 2006. Amendments to the 2006 Plan were subsequently unanimously approved by the Board on April 7, 2008, March 2, 2010, March 8, 2012 and March 13, 2014 and approved by the shareholders on May 20, 2008, May 19, 2010, May 23, 2012 and May 21, 2014 respectively, and unanimously approved by the Board on March 14, 2015. We are seeking approval from our shareholders of an amended and restated 2006 Plan (the "Restated Plan") providing for an increase in the total number of shares available for issuance under the 2006 Plan. The Restated Plan is intended to amend and restate in its entirety the 2006 Plan. The Board has adopted, subject to shareholder approval, the Restated Plan for the benefit of members of the Board, employees, and consultants.

        The Restated Plan is substantially similar to the current 2006 Plan, except that pursuant to the Restated Plan: (i) the total number of shares of Common Stock available for issuance under the 2006 Plan is increased by 1,400,000 shares to a total of 15,750,000 shares; (ii) the maximum number of shares of Common Stock that may be subject to one or more awards granted to any one participant during any calendar year is 1,000,000 and the maximum amount that may be paid in cash to any one participant during any calendar year period will be $5,000,000; (iii) performance criteria on which pre-established, objective performance goals may be based are specified; (iv) shares tendered or withheld to satisfy tax withholding on an award, other than an option or stock appreciation right, that may be settled in stock (such awards, "Full Value Awards") may again be available for awards under the Restated Plan; (v) we may grant other stock-based and cash-based awards; and (vi) awards granted under the Restated Plan will be subject to the provisions of any claw-back obligation imposed by applicable law or any policy implemented by the Company, to the extent set forth in such policy and/or the applicable award agreement.

        The 2006 Plan currently provides for an aggregate of 14,350,000 shares to be issued under the 2006 Plan. As of March 16, 2015, 1,182,184 shares of Common Stock remained available for issuance under the 2006 Plan. The proposed increase in the total number of shares of Common Stock available for issuance under the Restated Plan represents approximately 2.6% of Thoratec's outstanding Common Stock as of March 16, 2015. The purpose of this increase is to secure an adequate number of shares for future awards for the next several years.

Reasons for the Restated Plan

Share Increase

        In its determination to approve the Restated Plan, our Board considered advice from Radford, the compensation consultant to the Compensation Committee, and an analysis of certain metrics relating to the Restated Plan. Specifically, the Board considered that:

  •
  For fiscal years 2012-2014, our three-year adjusted average net burn rate was 4.1% of the fully diluted Common Stock outstanding.

  •
  If we do not increase the shares available for issuance under the Restated Plan, then based on historical usage rates of shares, we would expect to exhaust the share limit under the Restated Plan by March 2016, at which time we would lose an important compensation tool aligned with stockholder interests to attract, motivate and retain highly qualified talent.

  •
  At the end of fiscal year 2014, our end of year overhang rate, calculated by dividing (i) the number of shares subject to equity awards outstanding at the end of the fiscal year plus the number of shares remaining available for issuance under our incentive plans by (ii) the number of our shares outstanding at the end of the fiscal year, was 13.3%. If approved, the issuance of the additional shares to be reserved under the Restated Plan would dilute the holdings of stockholders by an additional 2.6% on a fully diluted basis, based on the number of shares of our Common Stock outstanding as of January 3, 2015. Accordingly, if the Restated Plan is approved, we expect our overhang at the time of the 2015 annual meeting will be approximately 15.9%, which we believe is reasonable.

        The Board and the Company believe that approving the Restated Plan, including the increase in authorized shares under the Restated Plan, is necessary to continue to provide us with a flexible range of equity award opportunities to attract, retain and motivate the best available talent for the successful conduct of the Company's business in responding to changing circumstances over time and will serve to align the interests of directors, management and employees with those of our public shareholders.

        If this Proposal Two is approved, a maximum of 15,750,000 shares of Common Stock will be reserved for issuance under the Restated Plan. The Board believes this number represents reasonable potential equity dilution and provides a significant incentive for officers, employees, non-employee directors and consultants to increase the value of the Company for all shareholders.

  Section 162(m)

        In addition to the above, we are asking stockholders to approve the Restated Plan to satisfy the stockholder approval requirements of Section 162(m) of the Code ("Section 162(m)").

        In general, Section 162(m) places a limit on the deductibility for federal income tax purposes of the compensation paid to our chief executive officer or any of our three other most highly compensated executive officers (other than our chief financial officer). Under Section 162(m), compensation paid to such persons in excess of $1 million in a taxable year generally is not deductible. However, compensation that qualifies as "performance-based" under Section 162(m) does not count against the $1 million deduction limitation. One of the requirements of "performance-based" compensation for purposes of Section 162(m) is that the material terms of the plan under which compensation may be paid be disclosed to and approved by our public stockholders. For purposes of Section 162(m), the material terms include (i) the employees eligible to receive compensation, (ii) a description of the business criteria on which the performance goals may be based and (iii) the maximum amount of compensation that can be paid to an employee under the performance goals. Accordingly, the 2006 Plan has been amended such that the Restated Plan enumerates the business criteria on which the performance goals may be based and implements annual share and cash limits on awards granted under the Restated Plan. Each of these aspects of the Restated Plan is discussed below, and stockholder approval of this Proposal Two will be deemed to constitute approval of the material terms of the Restated Plan for purposes of the stockholder approval requirements of Section 162(m).

        Stockholder approval of the material terms of the performance goals of the Restated Plan is only one of several requirements under Section 162(m) that must be satisfied for amounts realized under the Restated Plan to qualify for the "performance-based" compensation exemption under Section 162(m), and submission for stockholder approval of the material terms of the performance goals of the Restated Plan should not be viewed as a guarantee that we will be able to deduct all compensation under the Restated Plan. Nothing in this proposal precludes us or the Compensation Committee from making any payment or granting awards that do not qualify for tax deductibility under Section 162(m).

  Shareholder Approval

        The Restated Plan was unanimously approved by the Board on March 14, 2015. Unless it is approved by our shareholders, the Restated Plan will not become effective and the 2006 Plan will remain in effect in its current form. If the Restated Plan is approved by our shareholders, then it will become effective immediately following the Annual Meeting. The full text of the Restated Plan is included as Appendix A to this Proxy Statement. Below is a summary of certain key provisions of the Restated Plan. The summary is qualified in its entirety by reference to the full text of the Restated Plan.

        Shareholder approval of the proposed Restated Plan, as described above, is a critical component of Thoratec's equity compensation policies. The Restated Plan will provide us the ability to continue to use restricted stock units, stock options and performance share units for equity compensation. We believe that a mix of options, restricted stock units and performance share units enhances retention of the key technical and business leaders who are critical to our success and growth.

Key Terms

        The following is a summary of the key provisions of the Restated Plan.

Eligible Participants:	Employees, officers, directors, and consultants of the Company
Shares Authorized:	15,750,000 shares of Common Stock
Share Counting
Each share issued after May 19, 2010 as a restricted stock bonus, restricted stock unit, phantom stock unit, performance share bonus, or performance share unit counts against the number of shares available under the Restated Plan as one and seven tenths (1.7) shares. If any award granted under the Restated Plan expires, is cancelled or otherwise terminates without having been exercised or redeemed in full, is reacquired by Thoratec prior to vesting, or is repurchased at cost by Thoratec prior to vesting, then the shares of Common Stock underlying the award will be added back to the share reserve to the extent they originally counted against the reserve. In addition, shares tendered or withheld to satisfy the tax withholding obligation on an award, other than a stock option or stock appreciation right, that may be settled in stock will be added back to the reserve.
Award Limits
The maximum number of shares of Common Stock that may be subject to one or more awards granted to any one participant during any calendar year is 1,000,000 and the maximum amount that may be paid in cash to any one participant during any calendar year period will be $5,000,000.
Permitted Award Types:
Stock options; restricted stock bonuses; restricted stock purchase rights; restricted stock units; SARs; "stapled" stock option/SARs (each component of such award is exercised to the same degree upon exercise); phantom stock units (payable in cash, stock or a combination); performance share bonuses; performance share units; and other stock-based or cash-based awards.
Vesting:

•

Options—subject to the determination of the Restated Plan administrator (the "Administrator"), provided if vesting is based on service with Thoratec, the option will not fully vest in less than 3 years and if based on performance criteria, the option will not fully vest in less than 1 year.

•

Restricted stock bonuses—1/4 per year for 4 years, unless otherwise determined by the Administrator, provided if vesting is based on service with Thoratec, the bonus will not fully vest in less than 3 years and if based on performance criteria, the bonus will not fully vest in less than 1 year.

•

Restricted stock units—1/4 per year for 4 years, unless otherwise determined by the Administrator, provided if vesting is based on service with Thoratec, the bonus will not fully vest in less than 3 years and if based on performance criteria, the bonus will not fully vest in less than 1 year.

•

Restricted stock bonuses and restricted stock units granted in recognition of an employee's long-term continuous service may vest fully in periods shorter than those described above or may be fully vested upon grant ("Accelerated Vesting Restricted Stock Bonuses") and ("Accelerated Vesting Restricted Stock Units"). No more than an aggregate of five percent (5%) of the initial share reserve and any increase in the share reserve may be granted under Accelerated Vesting Restricted Stock Bonuses and Accelerated Vesting Restricted Stock Units.

• All other award types permitted by the Restated Plan—vesting is subject to the determination of the Administrator.

Description of the Restated Plan

        Eligibility.    Employees, officers, directors and consultants are eligible to receive awards under the Restated Plan. As of March 16, 2015, we had approximately 982 employees, officers, directors and consultants who were eligible to receive awards under the Restated Plan, of which five were executive officers, seven were consultants and seven were non-employee directors.

        Types of Awards.    The types of awards that are available for grant under the Restated Plan (described in detail below) are:

  •
  incentive stock options;

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  non-qualified stock options;

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  restricted stock bonuses;

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  restricted stock purchase rights;

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  stock appreciation rights;

  •
  phantom stock units;

  •
  restricted stock units;

  •
  performance share bonuses;

  •
  performance share units; and

  •
  other cash-based and stock-based awards.

        Share Reserve.    The maximum aggregate number of shares of Common Stock that may be issued pursuant to stock awards under the Restated Plan, will not exceed Fifteen Million, Seven Hundred Fifty Thousand (15,750,000) shares. Each share issued after May 19, 2010, including shares approved by the Restated Plan, as a restricted stock bonus, restricted stock unit, phantom stock unit, performance share bonus, or performance share unit counts against the number of shares available under the Restated Plan as one and seven tenths (1.7) shares. Each share issued as a stock option, restricted stock purchase right or stock appreciation right counts against the shares available under the Restated Plan on a share-for-share basis. No more than an aggregate of five percent (5%) of the initial share reserve authorized at the time of the adoption of the Restated Plan and five percent (5%) of any increase in the share reserve as may be approved by the shareholders of the Company from time to time may be granted under Accelerated Vesting Restricted Stock Bonuses and Accelerated Vesting Restricted Stock Units. If any award granted under the Restated Plan:

  •
  expires, is cancelled or otherwise terminates without having been exercised or redeemed in full;

  •
  is reacquired by Thoratec prior to vesting; or

  •
  is repurchased at cost by Thoratec prior to vesting,

then the shares of Common Stock underlying the award will revert or be added to the share reserve and become available for issuance under the Restated Plan. In addition, shares tendered or withheld to satisfy tax withholding on Full Value Awards may again become available for issuance under the Restated Plan. For shares that revert or are added to the share reserve as provided above, the share reserve shall be increased by (i) one and seven tenths (1.7) shares for each share of Common Stock underlying a Full Value Awards and (ii) one (1) share for each share of Common Stock underlying a stock option, restricted stock purchase right or stock appreciation right.

        Section 162(m) Limit.    Section 162(m) of the Code permits performance-based compensation meeting the requirements established by the Internal Revenue Service ("IRS") to be excluded from the limitation on deductibility of compensation in excess of $1 million paid to certain specified senior executives. So that awards granted under the Restated Plan may qualify as performance-based compensation for purposes of Section 162(m), under the Restated Plan, the maximum number of shares of Common Stock that may be subject to one or more awards granted to any one participant during any calendar year is 1,000,000 and the maximum amount that may be paid in cash to any one participant during any calendar year period will be $5,000,000.

        Adjustments.    The number of shares issued or reserved pursuant to the Restated Plan, the share limits on grants of options and/or stock appreciation rights to a given participant, and the number of shares and exercise or base price for outstanding awards, is subject to adjustment on account of mergers, consolidations, reorganizations, recapitalizations, reincorporations, stock splits, spinoffs, stock dividends, extraordinary dividends and distributions, liquidating dividends, combinations or exchanges of shares, changes in corporate structure or other transactions in which we do not receive any consideration.

        Administration of the Restated Plan.    As authorized by the Restated Plan, our Board has delegated administration of the Restated Plan to the Compensation Committee, which acts as the Administrator. Unless otherwise determined by the Board, the Administrator will consist solely of two or more Board members who are "outside directors" for purposes of Section 162(m) of the Code and Non-Employee Directors (as defined in Rule 16b-3(b)(3) of the Exchange Act). The Board or the Administrator may delegate to a committee of one or more Board members or one or more Company officers the authority to grant or amend awards under the Restated Plan to participants other than (i) senior Company executives who are subject to Section 16 of the Exchange Act, (ii) employees who are "covered employees" within the meaning of Section 162(m) of Code, and (iii) Company officers or directors to whom the authority to grant or amend awards under the Restated Plan has been delegated. The Compensation Committee has the authority to perform the following actions, among others:

  •
  designate participants in the Restated Plan;

  •
  determine the type(s), number, terms and conditions of awards, as well as the timing and manner of grant, subject to the terms of the Restated Plan;

  •
  interpret the Restated Plan and establish, adopt or revise any rules and regulations to administer the Restated Plan; and

  •
  make all other decisions and determinations that may be required under the Restated Plan.

        Options.    The Restated Plan provides that options must have an exercise price that is at least equal to 100% of the fair market value of our Common Stock on the date the option is granted. To the extent permitted in his or her option agreement and to the extent permitted by law, an option holder may exercise an option by payment of the exercise price in a number of different ways, including: (1) in cash or by check; (2) pursuant to a "same day sale" program; (3) by the surrender of shares of Common Stock already owned by the option holder; (4) by reduction of the number of shares of Common Stock otherwise issuable upon exercise of the option; (5) by reduction of our liability to the option holder; or (6) by some combination of the above. The vesting of options will generally be determined by the Administrator; provided, that if the vesting of an option is based on the option holder's continuous service, such option will not fully vest in less than three years and if based on performance criteria, such option will not fully vest in less than one year. Subject to the provisions of the Restated Plan regarding grants of incentive stock options to ten percent shareholders of the Company, no option will be exercisable after the expiration of ten (10) years from the date it was granted; incentive stock options granted to ten percent shareholders of the Company may not be exercisable after the expiration of five (5) years from the date they were granted.

        Restricted Stock Bonuses and Performance Share Bonuses.    Restricted stock bonuses and performance share bonuses are grants of Common Stock not requiring any monetary consideration, but subject to restrictions, as determined by the Administrator. Generally, unless the participant's award agreement provides otherwise, the participant may not sell, transfer, or otherwise dispose of the shares issued in the participant's name at the time of grant until those conditions are met. The vesting of restricted stock bonus awards will generally be based on the participant's continuous service; the vesting of performance share bonus awards will be based on the achievement of certain performance criteria, as determined by the Administrator. If the vesting of a restricted stock bonus award is based on the participant's continuous service, such restricted stock bonus will not fully vest in less than three years and if based on performance criteria, such restricted stock bonus will not fully vest in less than one year. A performance share bonus award will not fully vest in less than one year. In the event a participant's continuous service terminates or a participant fails to meet performance criteria, all unvested shares as of the date of termination will be reacquired by us at no cost to us.

        Awards to Non-Employee Directors.    The Restated Plan provides that the Board may grant stock awards to non-employee directors pursuant to a written non-discretionary formula established by the Compensation Committee, which will set forth the type of stock award(s) to be granted to non-employee directors, the number of shares of Common Stock to be subject to such awards, and the conditions on which such awards shall be granted, become exercisable and/or payable and expire.

        Restricted Stock Purchase Rights.    Restricted stock purchase rights entitle a participant to purchase shares of Common Stock that are subject to conditions determined by the Administrator. The purchase price will be determined by the Administrator but will be at least 100% of the fair market value of our Common Stock on the date of such award. Generally, unless the participant's award agreement provides otherwise, the participant may not sell, transfer, or otherwise dispose of the shares issued in the participant's name at the time of grant until those restrictive conditions are met. The vesting of restricted stock purchase rights will be determined by the Administrator for each grant. In the event a participant's continuous service terminates, we may repurchase all unvested shares as of the date of termination at the same price paid to us by the participant. No restricted stock purchase right will be exercisable after the expiration of ten (10) years from the date it was granted.

        Stock Appreciation Rights.    The Administrator may grant stock appreciation rights independently of or in connection with an option grant. The base price per share of a stock appreciation right will be at least 100% of the fair market value of our Common Stock on the date of grant. Each stock appreciation right will entitle a participant upon redemption to an amount no more than (a) the excess of (1) the fair market value on the redemption date of one share of Common Stock over (2) the base price, times (b) the number of shares of Common Stock covered by the stock appreciation right being redeemed. To the extent a stock appreciation right is granted concurrently with an option grant, the redemption of the stock appreciation right will proportionately reduce the number of shares of Common Stock subject to the concurrently granted option. Payment will be made in shares of Common Stock or in cash, or a combination of both, as determined by the Administrator. No stock appreciation right will be exercisable after the expiration of ten (10) years from the date it was granted.

        Phantom Stock Units.    A phantom stock unit is the right to receive the value of one share of Common Stock, redeemable upon terms and conditions set by the Administrator. Distributions upon redemption of phantom stock units may be in shares of Common Stock valued at fair market value on the date of redemption or in cash, or a combination of both, as determined by the Administrator.

        Restricted Stock Units and Performance Share Units.    The Administrator may award restricted stock units or performance share units, both of which entitle the participant to receive the value of one share of Common Stock per unit no earlier than the time the unit vests, with delivery of such value (distributed in shares of Common Stock or in cash) as soon as administratively practicable following vesting, unless the Administrator provides for an election to defer the value of vested units in the award agreement and the participant makes such an election prior to the vesting of any such units. For restricted stock units, vesting will generally be based on the participant's continuous service; for performance share units, vesting will be based on the achievement of certain performance criteria, as determined by the Administrator. If the vesting of a restricted stock unit is based on the participant's continuous service, such restricted stock unit will not fully vest in less than three years and if based on performance criteria, such restricted stock unit will not fully vest in less than one year. A performance share unit will not fully vest in less than one year. In the event a participant's continuous service terminates or a participant fails to meet performance criteria, the unvested portion of the participant's restricted stock units and performance share units will expire as of the date of termination.

        Other Stock-Based or Cash-Based Awards.    Other stock-based or cash-based awards are awards other than those enumerated in this summary that entitle the holder thereof to receive shares or cash immediately or in the future, subject to terms and conditions determined by the Administrator. Other stock-based or cash-based awards may be linked to any one or more of the performance criteria listed below or other specific performance criteria determined by the Administrator. Other stock-based or cash-based awards under the Restated Plan will be settled in cash or shares of common stock, or in a combination of both, as determined by the Administrator, and may be provided as part of a bonus, deferred bonus, deferred compensation or other arrangement as/or as payment in lieu of compensation to which the holder is otherwise entitled.

        Performance Awards.    Performance awards include any of the awards that are granted subject to vesting and/or payment based on the attainment of specified performance goals. The plan administrator will determine whether performance awards are intended to qualify as "performance-based" compensation ("QPBC") within the meaning of Section 162(m), in which case the applicable performance criteria will be selected from the list below in accordance with the requirements of Section 162(m). The plan administrator may (but is not required to) seek to structure awards under the Restated Plan in accordance with the QPBC exemption.

        For purposes of the Restated Plan, one or more of the following performance criteria will be used in setting performance goals applicable to QPBC, and may be used in setting performance goals applicable to other performance awards: (i) net earnings or losses (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue or sales or revenue growth; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or income (either before or after taxes); (vi) adjusted operating earnings or income (either before or after taxes) (vii) cash flow (including, but not limited to, operating cash flow and free cash flow); (viii) return on assets; (ix) return on capital (or invested capital) and cost of capital; (x) return on stockholders' equity; (xi) total stockholder return; (xii) return on sales; (xiii) gross or net profit or operating margin; (xiv) costs, reductions in costs and cost control measures; (xv) expenses; (xvi) working capital; (xvii) earnings or loss per share; (xviii) adjusted earnings or loss per share; (xix) price per share or dividends per share (or appreciation in and/or maintenance of such price or dividends); (xx) regulatory achievements or compliance (including, without limitation, regulatory body approval for commercialization of a product); (xxi) implementation or completion of critical projects; (xxii) market share; and (xxiii) economic value, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices. The Restated Plan also permits the Administrator to provide for objectively determinable adjustments to the applicable performance criteria in setting performance goals for QPBC awards.

        Transferability.    Unless otherwise determined by the Administrator or provided for in a written agreement setting forth the terms of an award, awards granted under the Restated Plan are not transferable other than by will or by the laws of descent and distribution.

        Change of Control.    If a change of control of Thoratec occurs, then the awards issued under the Restated Plan may be subject to continuation, substitution, exchange for payment or termination. In the event of a change of control of Thoratec, if the successor corporation refuses to assume or substitute for an award, the Administrator may provide a cash amount in exchange for the cancellation of such award equal to the product of (x) the excess, if any, of the fair market value per share of Common Stock at such time over the exercise or redemption price, if any, times (y) the total number of shares then subject to such award; continue the awards; or notify such participants holding an award that they must exercise or redeem any portion of such award (including, at the discretion of the Board, any unvested portion of such award) at or prior to the closing of the transaction by which the change of control occurs and that the awards shall terminate if not so exercised or redeemed at or prior to the closing of the transaction by which the change of control occurs. With respect to any other awards outstanding under the Restated Plan, such awards shall terminate if not exercised or redeemed prior to the closing of the transaction by which the change of control occurs.

        Acceleration of Vesting.    The Administrator may accelerate exercisability or vesting of any award granted under the Restated Plan upon a change of control of Thoratec, or upon the death, disability or termination of service of the participant.

        No Repricing Without Shareholder Approval.    Without shareholder approval, the Administrator does not have the authority to effect an amendment of any outstanding options or SAR to reduce its price per share or the cancellation of any outstanding options or SAR and the grant in substitution therefore of new awards or cash when the price per share exceeds the fair market value of the underlying Common Stock. Subject to adjustment of awards as described below, the Administrator does have the authority, without the approval of the shareholders of the Company, to amend any outstanding award to increase the price per share or to cancel and replace an award with the grant of an award having a price per share that is greater than or equal to the price per share of the original award.

        Clawback Provisions.    All awards granted under the Restated Plan will be subject to the provisions of any claw-back obligation imposed by applicable law or any policy implemented by the Company, including without limitation, any claw-back policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, to the extent set forth in such claw-back policy and/or the applicable award agreement.

        Amendment or Termination.    The Board may amend, suspend or terminate the Restated Plan in any respect at any time, subject to shareholder approval if such approval is required by applicable law or stock exchange rules. However, no amendment to the Restated Plan may materially impair any of the rights of a participant under any awards previously granted, without his or her written consent. In no event may an incentive stock option be granted under the Plan after March 14, 2025.

        Share Price.    On March 16, 2015, the closing price of our Common Stock on NASDAQ was $41.10 per share.

Certain Federal Income Tax Consequences

        The Company believes that, based on the laws as in effect on the date of this Proxy Statement, the following are the principal federal income tax consequences to participants and the Company of options, stock appreciation rights and other types of stock awards granted under the Restated Plan. This summary is not a complete analysis of all potential tax consequences relevant to participants and the Company and does not describe tax consequences based on particular circumstances. State, local and foreign tax laws are not discussed.

        When a non-qualified stock option is granted with an exercise price at least equal to the fair market value of the Common Stock, there are no income tax consequences for the option holder or the Company at the time of grant. When a non-qualified stock option is exercised, in general, the option holder recognizes taxable income equal to the excess of the fair market value of the underlying Common Stock on the date of exercise over the aggregate exercise price, known as the "spread." The Company is entitled to a corresponding tax deduction equal to the taxable income recognized by the option holder for the taxable year that ends with or within the year in which the option holder recognized taxable income on the spread.

        When an incentive stock option is granted with an exercise price at least equal to the fair market value of the Common Stock, as required by law, there are no income tax consequences for the option holder or the Company at the time of grant. Generally, the option holder will not incur ordinary income tax, and the Company will not receive a deduction, when the option holder exercises the incentive stock option. However, the option holder may become subject to the alternative minimum tax upon exercise, depending upon the individual's tax situation.

        If the option holder disposes of the underlying Common Stock after the option holder has held the Common Stock for at least two years after the incentive stock option was granted and at least one year after the incentive stock option was exercised, the amount the option holder receives upon the disposition over the exercise price is treated as long-term capital gain for the option holder. In that case, the Company is not entitled to a deduction. If the option holder makes a "disqualifying disposition" of the underlying Common Stock by disposing of the Common Stock before it has been held for at least two years after the date the incentive stock option was granted and one year after the date the incentive stock option was exercised, the option holder recognizes compensation income in that tax year equal to the excess of (1) the fair market value of the underlying Common Stock on the date the incentive stock option was exercised or, if less, the amount received on the disposition, over (2) the option price. The Company is then entitled to a deduction equal to the compensation recognized by the option holder for the taxable year that ends with or within the taxable year in which the option holder recognized the compensation.

        When a stock appreciation right is granted with an exercise price at least equal to the fair market value of the Company's Common Stock, there are no income tax consequences for the participant or the Company at the date of grant. When a stock appreciation right is redeemed, in general, the participant recognizes taxable income equal to the cash and/or the fair market value of the shares received upon redemption in an amount equal to the spread. The Company is entitled to a deduction equal to the taxable income recognized by the participant.

        When a restricted stock bonus award is granted or when shares are purchased pursuant to a restricted stock purchase right, if the shares under the award are unvested and subject to the Company's unvested share reacquisition right upon termination of employment prior to full vesting of those shares, the recipient will not generally recognize any taxable income at the time of the award. As and when the shares vest and the Company's unvested share reacquisition right lapses, the recipient will have to report as ordinary income an amount equal to the fair market value of the shares on the date such shares vest less any amount paid for the award. Notwithstanding the foregoing, if the recipient receives unvested shares subject to the Company's unvested share reacquisition right, the recipient may elect under Section 83(b) of the Code to recognize income at the time of the award. In each case, the Company will be entitled to a deduction equal to the taxable income recognized by the recipient for the taxable year that ends with or within the taxable year in which the recipient recognized the income.

        When a restricted stock unit award is granted, a participant will generally not recognize taxable income at the time of the grant. When an award is paid (assuming the award is settled at the time that the award vests), the participant will recognize ordinary income. In the event of an award that is settled in shares of the Company's Common Stock at a time following the vesting date, income tax may be deferred beyond vesting and until shares are actually delivered to the participant if deferred in compliance with the timing of distributions and other requirements under Section 409A of the Code. The Company will be entitled to a deduction at the time the participant recognizes income.

        The current federal income tax consequences of other grants authorized under the Restated Plan generally follow certain basic patterns: performance share bonuses, performance share units, phantom stock units and other stock-based and cash-based awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid (other than employment taxes which are generally paid at the time such compensation is deferred or vested). In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) with respect to covered employees.

New Plan Benefits

        Except with respect to Initial Grants and Annual Grants to non-executive directors, which for the fiscal year ending January 2, 2016 are shown in the table below, the number of awards that our named executive officers, directors, other executive officers and other employees may receive under the Restated Plan will be determined in the discretion of the Administrator in the future, and the Administrator has not made any determination to make future grants to any persons under the Restated Plan as of the date of this Proxy Statement. Therefore, other than as disclosed in the table below with respect to non-executive directors, it is not possible to determine the benefits that will be received in the future by participants in the Restated Plan.

Name	Dollar Value ($)
D. Keith Grossman	—
Taylor C. Harris	—
Niamh Pellegrini	—
David A. Lehman	—
Vasant Padmanabhan	—
Gerhard F. Burbach	—
Executive Group	—
Non-Executive Director Group	1,225,000	(1)
Non-Executive Officer Employee Group	—

(1)
Immediately following each annual meeting of the Company's shareholders, each continuing non-employee director will receive a restricted stock unit grant consisting of that number of shares of the Company's Common Stock calculated by dividing $175,000 by the closing trading price of the Company's Common Stock on the date of grant.

Equity Award Grants Under the Equity Plan

        The following table sets forth summary information concerning the number of shares of our Common Stock subject to awards made under the 2006 Plan since the 2006 Plan's inception through March 16, 2015.

Name	Stock Option Grants (#)	Weighted Average Exercise Price ($)	Restricted Stock Awards (#)	Restricted Stock Units (#)	Performance Share Units (#)
D. Keith Grossman	—	—	15,000	200,735	231,530
Taylor C. Harris	88,754	34.39	—	68,077	13,787
Niamh Pellegrini	74,627	25.78	—	40,700	5,614
David A. Lehman	191,916	28.32	18,967	78,793	10,286
Vasant Padmanabhan	49,817	33.36	—	33,853	6,737
Gerhard F. Burbach	767,053	29.09	84,444	289,972	20,823
All current executive officers as a group (5 persons)	1,172,167	29.34	118,411	712,130	288,777
All current non-employee directors as a group (7 persons)	—	—	42,000	174,936	—
Neil F. Dimick	—	—	15,000	31,827	—
J. Daniel Cole	—	—	15,000	31,827	—
Steven H. Collis	—	—	12,000	31,827	—
William A. Hawkins, III	—	—	—	24,185	—
Paul A. LaViolette	—	—	—	33,827	—
Martha H. Marsh	—	—	—	7,865	—
Todd C. Schermerhorn	—	—	—	13,578	—
Each associate of any such directors, executive officers or nominees	—	—	—	—	—
Each other person who received or is to receive 5 percent of such options, warrants or rights	—	—	—	—	—
All employees, including all current officers who are not executive officers, as a group(1)	3,560,963	27.88	950,526	3,878,233	83,194

(1)
Includes former employees; excludes former directors.

Required Vote; Recommendation of the Board

        The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting will be required to approve the Restated Plan. Abstentions will be treated as being present and entitled to vote on the proposal and, therefore, will have the effect of votes against the proposal. Broker non-votes will be treated as not being entitled to vote on the proposal and, therefore, are not counted for purposes of determining whether the proposal has been approved. Unless marked to the contrary, proxies received will be voted FOR approval of the Restated Plan. Should such approval not be obtained, then the Restated Plan will not become effective and the 2006 Plan will continue in its current form.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE "FOR" APPROVAL OF THE
THORATEC CORPORATION AMENDED AND RESTATED 2006 INCENTIVE STOCK PLAN

 PROPOSAL THREE

APPROVAL OF AMENDED AND RESTATED 2002 EMPLOYEE STOCK PURCHASE PLAN

        Shareholders are being asked to approve the amendment and restatement of the Company's 2002 Employee Stock Purchase Plan (the "Restated ESPP"), providing for an increase in the total number of shares available for issuance under the 2002 ESPP. The Restated ESPP is intended to amend and restate in its entirety the 2002 ESPP.

        The Restated ESPP is substantially similar to the current 2002 ESPP, except that pursuant to the Restated ESPP, the total number of shares of Thoratec Common Stock available for issuance under the 2002 ESPP is increased by 800,000 shares to a total of 2,550,000 shares. On November 7, 2014, the Board approved the Restated ESPP to take effect May 16, 2015, subject to approval of the Restated ESPP by shareholders.

        Based on our historical rates of participation in the 2002 ESPP, we estimate that the current reserve under the ESPP would be exhausted by April 2016. With the proposed share increase under the Restated ESPP, we expect that we will secure a sufficient number of shares for awards under the plan through November 2019.

        The purpose of the Restated ESPP is to provide our employees the continued opportunity to purchase our common stock through accumulated payroll deductions. The Restated ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code. The Restated ESPP is an important component of the benefits package that we offer to our employees. We believe that it is a key factor in retaining existing employees, recruiting and retaining new employees and aligning and increasing the interest of all employees in the success of the Company. If approved, the Restated ESPP will go into effect for periods commencing on and after May 16, 2015.

        The 2002 ESPP was originally adopted by our Board on May 2, 2002 and approved by our shareholders on May 31, 2002 and amended by our Board on March 3, 2010. If the Restated ESPP is not approved, the 2002 ESPP will continue pursuant to its terms.

Summary of the Restated ESPP

        A summary of the principal features of the Restated ESPP is set forth below and qualified by reference to the full text of the Restated ESPP, which is attached to this Proxy Statement as Appendix B.

        Administration.    The Restated ESPP is administered by a committee comprised of "non-employee director" (as such term is defined in Rule 16b-3 promulgated under the Exchange Act) members of the Compensation Committee, which has broad authority to construe the Restated ESPP and to make determinations with respect to the terms and conditions of each offering period under the Restated ESPP, awards, designated subsidiaries and other matters pertaining to plan administration.

        Common Stock Reserved for Issuance under the Restated ESPP.    The maximum number of shares of Common Stock available for sale under the Restated ESPP will be increased by 800,000 shares to a total of 2,550,000 shares. The Common Stock made available for sale under the Restated ESPP may be authorized but unissued shares, treasury shares or reacquired shares reserved for issuance under the Restated ESPP.

        Participating Subsidiaries and Sub-plans.    The plan administrator may designate certain of our subsidiaries as participating subsidiaries in the Restated ESPP and may change these designations from time to time. The following subsidiaries have been designated to participate in the Restated ESPP: Continuum Services, Inc. The plan administrator may also adopt sub-plans applicable to particular designated subsidiaries or locations, and these sub-plans may be designed to be outside the scope of Section 423 of the Code.

        Eligible Employees.    Our employees and those of our designated participating subsidiaries are generally eligible to participate in the Restated ESPP, though employees who own 5% or more of the total combined voting power or value of all classes of our stock or the stock of one of our subsidiaries are not allowed to participate in the Restated ESPP. Under applicable tax rules, the plan administrator may also exclude certain categories of employees from participation in the Restated ESPP. As of March 16, 2015, approximately 881 employees of our company or our designated participating subsidiary were eligible to participate in the Restated ESPP.

        Participation.    Under the terms of the Restated ESPP, eligible employees may generally elect to contribute and apply to the purchase of shares of Common Stock between 1% and 15% of their base pay during an offering period. Purchase rights granted under the Restated ESPP are exercisable on specified exercise dates only through funds accumulated by an employee through payroll deductions made during the applicable offering period, and any such funds that are not used to purchase shares will be returned to the employee. Participants may not accrue the right to purchase stock under the Restated ESPP (or any other tax-qualified stock purchase plan) with a fair market value exceeding $25,000 in any calendar year. In addition, no individual participant may purchase more than 2,500 shares of Common Stock during any offering period. Participation in the Restated ESPP is voluntary.

        Offering Periods.    Under the Restated ESPP, employees are offered the right to purchase discounted shares of Common Stock during offering periods designated by the plan administrator. Each offering period will be a six-month period commencing on each May 16 and November 16 following the effective date of the Restated ESPP. We expect that the initial offering period will commence on May 16, 2015.

        Share Purchases.    Shares are purchased on the applicable exercise date(s), as designated by the plan administrator for each offering period. The purchase price will be 85% of the fair market value of our Common Stock on either the grant date or the exercise date, whichever is lower. The grant date is the first trading day of an offering period. On March 16, 2015, the closing price of our Common Stock on NASDAQ was $41.10 per share.

        Unless a participant has previously canceled his or her participation in the Restated ESPP, an amount equal to the amount credited to his or her ESPP account will be used to purchase the maximum number of whole shares of Common Stock that can be purchased based on the amount credited to such participant's account on the exercise date, subject to individual and aggregate share limitations under the applicable offering period established by the plan administrator. No fractional shares will be issued.

        A participant may cancel his or her payroll deduction authorization and elect to withdraw from the Restated ESPP by delivering electronic notice of such election to the Company. Following such election, all of the funds then credited to his or her ESPP account will be paid to the participant. A participant who ceases contributions to the Restated ESPP during any offering period shall not be permitted to resume contributions to the Restated ESPP during the same offering period.

        Termination of Eligibility and Transferability.    If a participant ceases to be an eligible employee for any reason during an offering period, he or she will be deemed to have elected to withdraw from the Restated ESPP and any amounts credited to the participant's ESPP account will be returned to the participant. Purchase rights granted under the Restated ESPP are not transferable and are exercisable only by the participant.

        Adjustments.    In the event of any stock dividend, stock split, combination or reclassification of shares or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration, the plan administrator has broad discretion to equitably adjust the number of shares authorized for issuance and awards under the Restated ESPP to prevent the dilution or enlargement of benefits under outstanding awards as a result of such transaction.

        In the event of a proposed liquidation or dissolution of the Company, the offering period then in progress will be shortened by setting a new exercise date to occur prior to the consummation of the proposed liquidation or dissolution and will terminate immediately prior to such consummation.

        In the event of a proposed merger or asset sale, each outstanding purchase right will be assumed or substituted by the successor corporation. In the event that the successor corporation refuses to assume or substitute the purchase rights, any offering periods then in progress will be shortened by setting a new exercise date to occur prior to the date of the proposed sale or merger.

        Insufficient Shares.    If the total number of shares of Common Stock which are to be purchased under outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Restated ESPP, the plan administrator will make a pro rata allocation of the available shares on a uniform and equitable basis, and unless additional shares are authorized under the Restated ESPP, no further offering periods will take place. In this event, excess payroll deductions will be refunded to participants.

        Amendment or Termination of the Restated ESPP.    The Board has the right to amend, suspend or terminate the Restated ESPP at any time and from time to time to the extent that it deems advisable. However, absent the approval of the holders of a majority of the combined voting power of our outstanding Common Stock within 12 months before or after action by the Board, the Board may not amend the Restated ESPP to increase the maximum number of shares that may be purchased under the Restated ESPP or change the designation or class of eligible employees. Further, without the approval of the holders of a majority of the combined voting power of our outstanding Common Stock, the Restated ESPP may not be amended in any manner that would cause the Restated ESPP to no longer be an "employee stock purchase plan" within the meaning of Code Section 423. The plan administrator may also modify or amend the Restated ESPP, to the extent permitted by Section 423 of the Code, to reduce or eliminate any unfavorable financial accounting consequences that may result from the ongoing operation of the Restated ESPP. Unless earlier terminated, the Restated ESPP will terminate on the tenth anniversary of the date of its initial approval by shareholders.

U.S. Federal Income Tax Consequences

        The following is a general summary under current law of the material federal income tax consequences to an employee who participates in the Restated ESPP. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of federal income taxation that may be relevant in light of a participant's personal circumstances. This summarized tax information is not tax advice and a participant should rely on the advice of his or her legal and tax advisors.

        The Restated ESPP, and the right of participants to make purchases thereunder, is intended to qualify for special tax treatment under the provisions of Section 423 of the Code. Under the applicable Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the Restated ESPP. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to disposing of them. If the shares are sold or disposed of more than two years from the first day of the offering period during which the shares were purchased and one year from the date of purchase, or if the participant dies while holding the shares, the participant (or his or her estate) will recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (2) the excess of the fair market value of the shares on the date the Company granted the purchase right over the purchase price paid for the shares, determined assuming that the purchase right was exercised on the date granted. Any additional gain will be treated as a capital gain.

        If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them.

        We are entitled to a deduction to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above.

New Plan Benefits

        Because the number of shares that may be purchased under the Restated ESPP will depend on each employee's voluntary election to participate and on the fair market value of our Common Stock at various future dates, the actual number of shares that may be purchased by any individual cannot be determined in advance.

Required Vote; Recommendation of the Board

        The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting will be required to approve the Restated ESPP. Abstentions will be treated as being present and entitled to vote on the proposal and, therefore, will have the effect of votes against the proposal. Broker non-votes will be treated as not being entitled to vote on the proposal and, therefore, are not counted for purposes of determining whether the proposal has been approved. Unless marked to the contrary, proxies received will be voted FOR approval of the Restated ESPP.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE "FOR" APPROVAL OF THE
THORATEC CORPORATION AMENDED AND RESTATED
2002 EMPLOYEE STOCK PURCHASE PLAN

 PROPOSAL FOUR

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
("SAY-ON-PAY VOTE")

Background

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") enables our shareholders to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with Section 14A of the Exchange Act and the related SEC rules. We hold such votes every year; thus, following the vote at the Annual Meeting, the next such vote will be held at our 2016 Annual Meeting of Shareholders.

Summary

        We are asking our shareholders to provide advisory approval of the compensation of our Named Executive Officers, as such compensation is described in the "Compensation Discussion and Analysis" section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this Proxy Statement, beginning on page 39. Our compensation program for our Named Executive Officers is designed to attract, motivate and retain qualified executives with substantive experience in the development, invention, regulatory approval, manufacture, marketing and sale of medical devices. The following is a summary of some of the underlying principles of our Named Executive Officer compensation program. We urge our shareholders to review the "Compensation Discussion and Analysis" section of this Proxy Statement and executive compensation tables that follow for more information.

        We pay for performance by rewarding and differentiating among executives based on both overall company performance and individual performance. In addition to the annual variable cash incentive compensation, which is tied to both Company financial goals and individual performance goals, the Compensation Committee considers annual adjustments to compensation levels and short-term and long-term incentive compensation components based on each Named Executive Officer's performance, among other factors.

        We believe that our Named Executive Officer compensation program is aligned with our strategic business goals consistent with our corporate values. One element of our compensation program is annual variable cash incentive compensation that provides incentives for our Named Executive Officers to achieve the goals that we believe are most important to the near- and long-term success of the Company, as measured against specific performance criteria tied to both Company financial goals and individual performance goals.

        In addition, our long-term equity incentives, consisting of stock options, restricted stock units and performance share units, are designed to provide the Named Executive Officers with an equity stake in the Company so as to align the Named Executive Officers' interests with those of our shareholders. Stock options provide an opportunity for the Company to reward its Named Executive Officers if our share price increases and vest over a period of four years, which incentivizes long-term performance and retention. Awards of restricted stock units align the interests of Named Executive Officers with the interests of shareholders through awards that are directly tied to stock ownership, increase the reward to the Named Executive Officers when our stock price increases, and serve as a retention tool for the Named Executive Officers. Performance share units align our Named Executive Officers with the achievement of specific, longer-term financial objectives that enhance stockholder value. Stock options, restricted stock units and performance share units all link our Named Executive Officers' pay to shareholder value, while each serves as a different compensation tool.

        Another key principle of our Named Executive Officer compensation program is that total direct compensation should be competitive to, and generally in line with, that provided by our peers. To that end, consistent with prior years, in 2014 the Compensation Committee retained Radford, an independent compensation consultant, to prepare competitive market studies and to assist the Compensation Committee with assessing the competitiveness of the Named Executive Officers' total direct compensation as compared to executives with comparable experience in similar positions and job-related responsibilities at companies in the medical technology industry of comparable size and, to the extent possible, geographic location.

Required Vote; Recommendation

        The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting will be required to approve, on an advisory, non-binding basis, the compensation of the Company's Named Executive Officers. Abstentions will be treated as being present and entitled to vote on the proposal and, therefore, will have the effect of votes against the proposal. Broker non-votes will be treated as not being entitled to vote on the proposal and, therefore, are not counted for purposes of determining whether the proposal has been approved. Unless marked to the contrary, proxies received will be voted FOR approval, on an advisory, non-binding basis, of the compensation of the Company's Named Executive Officers.

        Our Board believes that the information provided above and within the "Compensation Discussion and Analysis" and compensation tables included in this Proxy Statement demonstrates that our Named Executive Officer compensation program was designed appropriately and is working to ensure that management's interests are aligned with our shareholders' interests and support long-term value creation.

        The following resolution will be submitted for a shareholder vote at the annual meeting:

  RESOLVED, that the shareholders of Thoratec Corporation approve, on an advisory basis, the compensation of Thoratec's Named Executive Officers, as disclosed in the "Compensation Discussion and Analysis," compensation tables and narrative discussion set forth in this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE "FOR" THE ADVISORY (NON-BINDING) VOTE APPROVING THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

 PROPOSAL FIVE

RATIFICATION OF INDEPENDENT AUDITORS

        In accordance with its charter, the Audit Committee has selected Deloitte & Touche LLP ("Deloitte & Touche"), independent auditors, to audit the Company's consolidated financial statements for fiscal 2015. The Board is asking shareholders to ratify the appointment of Deloitte & Touche as the Company's independent auditors for the fiscal year ending January 2, 2016.

        Deloitte & Touche has served as our independent auditors since our inception. In accordance with standing policy, Deloitte & Touche periodically changes the personnel who work on our audit. In addition to performing the audit of our consolidated financial statements, Deloitte & Touche provided various other audit-related services and non-audit services during fiscal years 2014 and 2013. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they wish to do so. Additionally, they will be available to respond to appropriate shareholder questions.

        Shareholder ratification of the selection of Deloitte & Touche as the Company's independent auditors is not required by the Company's By-Laws or applicable law. However, the Audit Committee is submitting the selection of Deloitte & Touche to the shareholders for ratification as a matter of good corporate practice. In the event the shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company's and its shareholders' best interests.

Required Vote; Recommendation of the Board

        The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting will be required to ratify the selection of Deloitte & Touche as the Company's independent auditors for the fiscal year ending January 2, 2016. Abstentions will be treated as being present and entitled to vote on the proposal and, therefore, will have the effect of votes against the proposal. Brokers who do not receive voting instructions from their clients on the proposal have the discretion to vote these uninstructed shares. Unless marked to the contrary, proxies received will be voted FOR ratification of the selection of Deloitte & Touche.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE AS THE COMPANY'S INDEPENDENT AUDITORS.

 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1

        The Audit Committee of the Board serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, system of internal control and audit process.

        Management has primary responsibility for preparing the Company's financial statements and for the Company's financial reporting process. The Company's independent auditors, Deloitte & Touche LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to accounting principles generally accepted in the United States of America.

        The Audit Committee hereby reports as follows:

  •
  The Audit Committee has reviewed and discussed the audited financial statements with management.

  •
  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16 (Communications with Audit Committees).

  •
  The Audit Committee has received the written disclosures and the letter from the independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the independent auditors their independence.

  •
  The Audit Committee has also considered whether the provision of other non-audit services by Deloitte & Touche LLP to the Company is compatible with the auditors' independence.

        Based on the review and discussions with management and the independent auditors referred to above, the Audit Committee recommended to the Board that the Company's audited financial statements for the fiscal year ended January 3, 2015 be included in the Company's 2014 Annual Report on Form 10-K for filing with the SEC.

        Each of the members of the Audit Committee is independent as defined under the listing standards of NASDAQ.

Submitted By: The Audit Committee
Todd C. Schermerhorn, Chairman Neil F. Dimick Martha H. Marsh

1
The Audit Committee Report will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that our Company specifically incorporates such report by reference, and such report will not otherwise be deemed to be soliciting material to be filed under such acts.

FEES PAID TO ACCOUNTANTS FOR SERVICES RENDERED DURING FISCAL YEARS 2014 AND 2013.

        The fees billed to our Company for the fiscal years ended January 3, 2015 and December 28, 2013 by Deloitte & Touche, along with the member firms of Deloitte & Touche Tohmatsu and their respective affiliates, are presented below.

  Audit and Non-Audit Fees

        The following table presents fees for professional audit services rendered by Deloitte & Touche for the audit of the Company's annual financial statements for the years ended January 3, 2015 and December 28, 2013 and fees billed for other services rendered by Deloitte & Touche, the member firms of Deloitte & Touche Tohmatsu, and their respective affiliates during those periods. Amounts for fiscal 2014 include billings received during fiscal 2014 and fiscal 2015 and estimates of unbilled time for work related to the fiscal 2014 audit. Amounts for fiscal 2013 include billings received during fiscal 2013 and fiscal 2014.

	Fiscal Year 2014	Fiscal Year 2013
Audit Fees	$1,570,600	$1,566,985
Audit-Related Fees	—	$39,375
Tax Fees	$212,471	$124,898
All Other Fees	—	—

Total	$1,783,071	$1,731,258

        Audit Fees primarily represent amounts paid for the audit of the Company's annual financial statements, reviews of SEC Forms 10-Q and 10-K, audit of the Company's internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, and statutory audit requirements at non-U.S. locations. The 2014 Audit Fees includes estimated fees of $41,000 and $20,000, related to the 2014 audits of our United Kingdom subsidiary, Thoratec Europe Limited, and Switzerland subsidiary, Thoratec Switzerland GmbH, respectively, which have not occurred yet.

        Audit-Related Fees primarily relate to assurance and related services for acquisition due diligence and review of regulatory and statutory filings.

        Tax Fees primarily relate to acquisition related and tax planning related tax services.

  Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

        It is the policy of the Audit Committee to approve in advance all audit and permissible non-audit services to be provided to the Company by its independent auditors. The Audit Committee may delegate the authority to pre-approve such services to a designated member or members of the Audit Committee, so long as any such delegated approvals are disclosed to the full Audit Committee at its next scheduled meeting. The Audit Committee approved all audit, audit-related, tax and other services provided by Deloitte & Touche for fiscal years 2014 and 2013 and the estimated costs of those services. Actual amounts billed, to the extent in excess of the estimated amounts, were periodically reviewed and approved by the Audit Committee. The Audit Committee reviews any non-audit procedures on an ongoing basis to ensure that the rendering of any such services is compatible with maintaining Deloitte & Touche's independence.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of February 28, 2015 by:

  •
  Each of our directors;

  •
  Each Named Executive Officer, as defined in the "Executive Compensation" section below;

  •
  All directors and executive officers as a group; and

  •
  Each person who is known by us to own beneficially more than 5% of our Common Stock.

Name and Address(1)	Number of Shares Beneficially Owned(2)	Percent of Shares Beneficially Owned(2)
BlackRock, Inc.(3)	6,521,348	12.1%
40 East 52nd Street
New York, NY 10022
T. Rowe Price Associates(3)	6,183,367	11.5%
100 E. Pratt Street,
Baltimore, MD 21202
The Vanguard Group, Inc.(3)	3,462,909	6.4%
100 Vanguard Blvd.
Malvern, PA 19355
Gerhard F. Burbach(4)	565,662	1.0%
David A. Lehman(5)	160,676	*
Taylor C. Harris(6)	65,326	*
J. Daniel Cole	37,030	*
Neil F. Dimick	31,386	*
D. Keith Grossman(7)	26,768	*
Steven H. Collis	26,510	*
Paul A. LaViolette	15,237	*
William A. Hawkins, III	14,029	*
Todd C. Schermerhorn	2,019	*
Martha H. Marsh	0	*
Niamh Pellegrini	0	*
Vasant Padmanabhan	0	*
Directors and Executive Officers as a Group (13 persons)(8)	944,643	1.7%

*
Less than 1%

(1)
Unless otherwise indicated, the address of the persons set forth above is the address of our principal executive offices appearing elsewhere in this Proxy Statement.

(2)
Applicable percentage ownership for each shareholder is based on 53,990,858 shares of Common Stock outstanding as of February 28, 2015, together with applicable options and restricted stock units ("RSUs") for such shareholder. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to the shares. Beneficial ownership also includes shares of Common Stock subject to options and warrants exercisable or convertible within 60 days of February 28, 2015 and RSUs vesting within 60 days of February 28, 2015. Shares of Common Stock subject to outstanding options exercisable and RSUs vesting within 60 days of February 28, 2015 are deemed outstanding for computing the percentage of ownership of the person holding such options and RSUs, but are not deemed outstanding for computing the percentage ownership of any other person. Except pursuant to applicable community property laws or as indicated in the footnotes to this table, to our knowledge, each shareholder identified in the table possesses sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such shareholder and such shares have not been pledged as security by the shareholder.

(3)
The number of shares beneficially owned is based on the named shareholder's most recent filings with the SEC on Schedule 13G and/or Schedule 13F as of December 31, 2014 for each of BlackRock, Inc., T. Rowe Price Associates, Inc., and The Vanguard Group, Inc.

(4)
Includes 464,636 shares of Common Stock subject to options to purchase Common Stock that, on February 28, 2015, were unexercised, but were exercisable on or within 60 days after that date and 51,364 shares of Common Stock subject to RSUs that, on February 28, 2015, were unvested, but were expected to vest on or within 60 days after that date.

(5)
Includes 130,233 shares of Common Stock subject to options to purchase Common Stock that, on February 28, 2015, were unexercised, but were exercisable on or within 60 days after that date and 11,307 shares of Common Stock subject to RSUs that, on February 28, 2015, were unvested, but were expected to vest on or within 60 days after that date.

(6)
Includes 46,251 shares of Common Stock subject to options to purchase Common Stock that, on February 28, 2015, were unexercised, but were exercisable on or within 60 days after that date and 7,923 shares of Common Stock subject to RSUs that, on February 28, 2015, were unvested, but were expected to vest on or within 60 days after that date.

(7)
Includes 26,768 shares of Common Stock held by the D. Keith Grossman & Hallie Hildebrand Grossman, TTEES Grossman Family Trust. Mr. Grossman is a trustee of the trust, with shared voting and investment power of the shares held in the trust.

(8)
Includes 641,120 shares of Common Stock subject to options to purchase Common Stock that, on February 28, 2015, were unexercised, but were exercisable on or within 60 days after that date and 70,594 shares of Common Stock subject to RSUs that, on February 28, 2015, were unvested, but were expected to vest on or within 60 days after that date.

 SECURITIES AUTHORIZED FOR ISSUANCE UNDER
EQUITY COMPENSATION PLANS

        The following table provides information as of January 3, 2015 regarding securities authorized for issuance under the Company's equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding securities reflected in the first column)
Equity compensation plans approved by security holders(1)	4,539,907	(2)	$31.04	(3)	3,121,892	(4)
Equity compensation plans not approved by security holders	—		—		—

Total	4,539,907		$31.04		3,121,892

(1)
Consists of the 2006 Plan, the 1997 Stock Option Plan, and the 2002 Employee Stock Purchase Plan (the "2002 ESPP").

(2)
Consists of 2,737,127 shares of Common Stock underlying outstanding options, 1,573,372 shares of Common Stock subject to restricted stock units and 229,408 shares of Common Stock issuable in respect of performance share units, assuming target achievement of performance-related conditions.

(3)
Represents the weighted average exercise price of outstanding options and is calculated without taking into account the 1,802,780 shares of Common Stock subject to outstanding restricted stock units and performance share units that may become issuable as these units vest.

(4)
Includes 91,490 shares available for future issuance under the 2002 ESPP as of January 3, 2015.

 COMPENSATION DISCUSSION AND ANALYSIS

        This "Compensation Discussion and Analysis" discusses the principles underlying the material components of our executive compensation program for our executive officers who are named in the "Summary Compensation Table" below and the factors relevant to an analysis of these policies and decisions. For the fiscal year ending on January 3, 2015, our "Named Executive Officers" were D. Keith Grossman, President and Chief Executive Officer; Gerhard F. Burbach, former President and Chief Executive Officer; David A. Lehman, Senior Vice President, General Counsel and Secretary; Taylor C. Harris, Vice President and Chief Financial Officer; Niamh Pellegrini, President North America; and Vasant Padmanabhan, Senior Vice President, Technical Operations.

OVERVIEW OF 2014

        The worldwide LVAD market continued to grow in 2014, although below long-term historical trend rates. During the year, we made significant progress on clinical development of pipeline products that could become future growth drivers for our business, including completing enrollment of our entire HeartMate III CE Mark clinical study, beginning to enroll patients in our HeartMate III U.S. clinical study, and starting enrollment of the HeartMate PHP CE Mark trial. Meanwhile, our CentriMag product line saw continued worldwide growth with revenues increasing 15.4 percent compared with 2013. However, volatile market growth dynamics throughout the year, combined with competitive share loss, contributed to a reduction in our overall HeartMate business line that offset our positive developments and drove results for the full year below initially planned levels. Total revenues in fiscal 2014 declined 5.0 percent compared with those in fiscal 2013; net income on a GAAP basis in fiscal 2014 was $50.4 million, or $0.89 per diluted share, versus GAAP net income of $73.3 million, or $1.26 per diluted share, in fiscal 2013.

        We believe that the Named Executive Officers are instrumental in achieving our company successes and goals. In an effort to, among other things, align compensation with our strategic business goals, remain competitive for leadership talent, reward corporate financial and individual performance, align the interests of the Named Executive Officers and shareholders and manage risks, the Board and the Compensation Committee took the following key compensation actions:

  •
  Increased Base Salaries of the Named Executive Officers.  In line with our pay-for-performance philosophy, base salary increases were determined based on individual performance and other relevant factors, such as peer group compensation benchmarking. The resulting base salary increases in fiscal 2014 equaled almost three percent for Mr. Burbach, three percent for Mr. Lehman and eleven and a half percent for Mr. Harris, which kept Messrs. Burbach and Lehman at the 50th percentile of our peer group and moved Mr. Harris closer to the 50th percentile of our peer group.

  •
  Awarded Cash Incentive Compensation.  The Named Executive Officers earned a cash performance bonus tied to the achievement of financial goals and individual performance goals that the Compensation Committee determined to be important to the success of the Company, including, revenue and non-GAAP income before tax performance. The Compensation Committee reviews the cash incentive program annually to ensure that the program provides adequate incentives to Named Executive Officers.

  •
  Awarded Long Term Equity Incentive Compensation.  The Named Executive Officers were granted long-term equity incentives through a mix of stock options, restricted stock units and performance share units in order to link our Named Executive Officers' pay to shareholder value, increase stock ownership and act as a retention tool. In line with our pay-for-performance philosophy, the size of each equity award grant was determined based upon, among other things such as peer group competitiveness, the Named Executive Officer's individual performance.

        Chief Executive Officer Transition.    Effective September 22, 2014, Gerhard F. Burbach stepped down from his position as our President and Chief Executive Officer and D. Keith Grossman was appointed President and Chief Executive Officer. In looking for a replacement for Mr. Burbach, the Board sought an individual who could drive long-term growth and profitability and create significant value for shareholders. The Board determined that Mr. Grossman was an ideal fit for those requirements because of his broad-ranging operational and strategic experience and his leadership skills and passion, each as uniquely and tangibly demonstrated by his tenure as Thoratec's CEO from 1996 to 2006, a period in which Thoratec pioneered the development of the mechanical circulatory support market and saw significant increases in both revenues and market value, and his period as President and CEO of Conceptus, Inc., a leader in the market for women's health medical devices, during which Conceptus restored positive growth in both sales and profitability and its market value approximately tripled, culminating in a sale to Bayer Healthcare LLC. The Board, upon recommendation of the Compensation Committee and in consultation with Radford, negotiated and approved a total compensation package with Mr. Grossman, as described in detail below, that the Board determined was necessary to retain the services of an executive of Mr. Grossman's caliber and experience. In consultation with Radford and due to Mr. Grossman's exceptional qualifications, the Board determined to grant Mr. Grossman a sign-on equity grant with a value of $8 million, which is the equivalent value of approximately two times the expected value of annual grants to be provided to Mr. Grossman based on an analysis of peer group CEO compensation and our compensation philosophy. We note that the equity grant value reflected under "Compensation Discussion and Analysis—Long-Term Equity Incentive Compensation" and the "Summary Compensation Table" reflects the accounting valuation computed in accordance with for FASB ASC Topic 718 and not the economic value considered, approved and granted by the Board. The Board designed Mr. Grossman's new hire long-term equity compensation package to particularly align with the interests of the shareholders by (a) allocating a larger portion of Mr. Grossman's new hire equity award to performance share units (60%) versus restricted stock units (40%) and (b) tying the number of shares issuable in respect of each performance share unit to the Company's total stockholder return relative to the S&P Health Care Equipment Select Index, with a target of the 60th percentile, and a threshold (below which no shares will be issued) of the 40th percentile. In addition, the payout is capped at 200% of target if our TSR over the performance period is above the 85th percentile. The size and value of Mr. Grossman's long-term equity incentive awards in 2014 reflected that these awards were new hire awards, and the Board anticipates that the annual long-term equity incentive awards to Mr. Grossman for 2015 and beyond will not be at the same levels, but will be in line with the Company's compensation philosophy and objectives as described below. For example, the 2015 annual equity grant made to Mr. Grossman as part of the Company's annual equity granting procedure was valued at $3.5 million. The Board will continue to align Mr. Grossman's compensation to the interest of shareholders, including through the grant of performance share units tied to total stockholder return.

        Stock Ownership Guidelines.    In early 2011, the Compensation Committee adopted stock ownership guidelines for the Company's officers of the rank of vice president and above, including the Named Executive Officers, to help ensure the continued alignment of the interests of our Named Executive Officers and our shareholders. These stock ownership guidelines work in conjunction with our insider trading policy, which prohibits officers, including the Named Executive Officers, from engaging in short sales, transactions in put or call options, hedging transactions, pledging the Company's securities or other inherently speculative transactions with respect to the Company's securities at any time.

OVERALL OBJECTIVES OF EXECUTIVE COMPENSATION PROGRAM

        Our compensation program for our Named Executive Officers is designed to attract, motivate and retain qualified executives with substantive experience in the development, invention, regulatory compliance, manufacture, marketing and sale of medical devices. Our Named Executive Officer compensation program is based on the following underlying principles:

  •
  The Named Executive Officer compensation program and payouts should be aligned with our strategic business goals consistent with our corporate values;

  •
  Named Executive Officers' total direct compensation (consisting of salary, annual incentive compensation, and long-term equity incentive opportunities) should be competitive;

  •
  The Company should pay for performance by rewarding and differentiating among executives based on both overall company performance and individual performance;

  •
  The Named Executive Officer compensation program should align the interests of our Named Executive Officers with those of our shareholders; and

  •
  The Company should manage risk through oversight and compensation design features and practices and through a balanced approach to performance measurement and pay delivery.

        The Compensation Committee assesses our Named Executive Officer compensation program annually to monitor our adherence to these principles.

DETERMINING EXECUTIVE COMPENSATION

        As discussed in further detail below, the Compensation Committee, with the assistance of its independent compensation consultant, Radford, and input from management and the members of the Board, determines compensation levels for our Named Executive Officers by compiling external market data and assessing the competitiveness of our compensation levels relative to such market data while taking into account each Named Executive Officer's level of responsibility, individual performance, level of experience, and tenure with the Company.

Compensation Consultant

        Consistent with prior years, in fiscal 2014, Radford, an independent compensation consultant, was retained by the Compensation Committee. The Compensation Committee requested Radford to prepare competitive market studies as to, and advise the Compensation Committee on, both executive and director compensation, including base salary or fees, cash incentive compensation, and long-term equity incentive compensation for fiscal 2014. As discussed in "Board of Directors Structure and Compensation—Compensation Committee" section in this Proxy Statement, the Compensation Committee has determined that Radford does not have any business or personal relationship with Thoratec, its executives or members the Compensation Committee that raises any conflicts of interest with its selection as an independent compensation consultant to the Compensation Committee.

Competitive Market Analysis

        Each year the Compensation Committee, with the assistance of Radford, reviews the competitiveness of the Named Executive Officers' total direct compensation (consisting of base salary, annual cash incentive compensation and long-term equity incentive compensation). In addition, the Compensation Committee also reviews the prevalence of other elements of compensation, such as change of control and severance benefits and executive-level benefit plans, as part of this annual study.

        The goal of the Compensation Committee's market analysis is to assess the competitiveness of the Named Executive Officers' total direct compensation as compared to executives with comparable experience in similar positions and job-related responsibilities at companies in the medical technology industry of comparable size and, to the extent possible, geographic location. The Compensation Committee and Radford, with input from management, have developed a primary peer group of corporations, the compensation programs of which are reviewed for this annual market study.

        The primary peer group consists of medical device companies of generally comparable size, based upon market capitalization and annual revenue, and organizational complexity and scale, based on number of employees. We have chosen not to limit the primary peer group to our immediate geographic peers as we compete for experienced executives in various other geographic regions where biotechnology/biomedical/pharmaceutical companies are located (including the San Francisco Bay Area, central New Jersey, Minneapolis and the greater Boston area). This primary peer group is used to formally benchmark each element of total direct compensation (described in more detail below).

        In developing the primary peer group and comparison information, the Compensation Committee and Radford generally relied on compensation information reported in the peer group companies' public filings.

        The following eighteen companies comprised the primary peer group for fiscal 2014 decision making. As compared to our peer group for fiscal 2013, our peer group for fiscal 2014 was amended to add Insulet Corporation, which is appropriate based on the criteria described above. As compared to this peer group, we are at approximately the 24th percentile for number of employees, the 47th percentile for revenues and the 66th percentile for market capitalization.

Abiomed Inc.	Globus Medical, Inc.	Masimo Corporation
Align Technology, Inc.	Haemonetics Corporation	NuVasive, Inc.
Arthrocare Corporation	HeartWare International	Nx Stage Medical, Inc.
Cooper Companies	Insulet Corporation	ResMed Inc.
Cyberonics, Inc.	Integra LifeSciences Holdings Corporation	Volcano Corporation
Edwards LifeSciences Corporation	Intuitive Surgical, Inc.	Wright Medical Group, Inc.

        The Compensation Committee targets total direct compensation (comprised of base salary, annual incentive compensation and equity compensation) between the 50th and the 75th percentile, as compared to the primary peer group. The Compensation Committee has determined that providing compensation at these levels allows us to control base salaries while providing sufficient incentives to attract and retain highly qualified executives, remaining geographically competitive (taking into account the relatively high cost of our market as compared to other areas of the country) and adhering to the principles outlined above. The actual targeted total direct compensation for each Named Executive Officer may be above or below the 50th to 75th percentile range, reflecting the Named Executive Officer's overall individual contribution, scope of responsibilities, level of experience, and tenure with the organization. References in this "Compensation Discussion and Analysis" to "market" refer to the review of the primary peer group, as discussed above.

        In addition to the primary peer group, the Compensation Committee also reviews the compensation practices of medical device companies that are much larger than Thoratec based on number of employees, market capitalization and revenue. The Compensation Committee does not use information regarding these larger companies to formally benchmark the compensation levels provided to our Named Executive Officers (due to differences in the scope of job responsibilities for executives holding similar titles); however, the Compensation Committee does review the compensation practices and programs of these market leaders for purposes of determining and confirming best practices in our industry.

Compensation Determinations

        In addition to the market analysis, in making compensation decisions the Compensation Committee also takes into account recommendations from our chief executive officer and our vice president of human resources, as well as information from other members of the Board.

        For each Named Executive Officer other than the chief executive officer, the chief executive officer makes recommendations for annual adjustments to compensation levels and short-term and long-term incentive compensation components to the Compensation Committee based upon his assessment of each Named Executive Officer's performance, retention risks, potential within the organization and the results of the market study described above. The Compensation Committee reviews with the chief executive officer these assessments and recommendations and determines whether or not to approve and/or modify the recommendations. The chief executive officer's performance with respect to his individual factors is evaluated by the Compensation Committee with input from the Board. The Compensation Committee makes recommendations to the Board regarding annual adjustments to the chief executive officer's compensation levels and short-term and long-term incentive compensation components based on these assessments. The Board then determines the compensation for the chief executive officer based on these recommendations.

Shareholder Advisory Vote on Executive Compensation

        At our 2011 Annual Meeting of Shareholders, our shareholders voted in a non-binding advisory vote in favor of having a non-binding shareholder vote on executive compensation once every year.

        At our 2014 Annual Meeting of Shareholders, our shareholders voted in a non-binding advisory vote to approve the compensation of our Named Executive Officers. The Compensation Committee reviewed the result of the shareholders' advisory vote on executive compensation. In light of the approval by a substantial majority of our shareholders of the compensation programs described in our 2014 proxy statement (representing almost 97% of the shares represented in person or by proxy at the meeting and entitled to vote), with the exception of expanding our long-term equity incentive program to include grants of performance share units, the Compensation Committee did not implement changes to our executive compensation programs. The compensation for each of the Company's Named Executive Officers for fiscal year 2014 reflects each executive's individual contribution to the Company, taking into account level of experience and tenure with the Company, scope of responsibilities and continued improvements in performance, as well as the results of the Company's financial and operating performance. Additionally, based on the shareholder vote in favor of having a non-binding shareholder vote on executive compensation once every year, the Board approved the submission of the executive compensation to the shareholders for an advisory vote at the 2015 Annual Meeting of Shareholders. See Proposal Four—Advisory Vote to Approve the Compensation of our Named Executive Officers.

ELEMENTS OF EXECUTIVE COMPENSATION

        The Named Executive Officer compensation program is comprised of the following elements, although not all the Named Executive Officers receive each element listed under "other compensation and benefits":

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  Total direct compensation, consisting of:

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  Base salary;

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  Annual cash incentive compensation; and

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  Long-term equity incentive compensation (including stock options, restricted stock units and performance share units).

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  Other compensation and benefits, consisting of:

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  Participation in welfare benefit plans; and

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  Participation in tax-qualified and nonqualified deferred compensation plans.

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  Severance and change of control benefits.

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  Certain limited perquisites and other personal benefits.

Base Salaries

        We offer all of our Named Executive Officers an annual base salary to compensate them for services rendered during the year. Base salaries are essential for the attraction and retention of talented executives. They provide financial certainty and stability, reward individual performance and are determined consistent with the methodology outlined above. Salaries are reviewed annually by the Compensation Committee, but do not automatically increase.

        The following summarizes adjustments (if any) made to base salaries for the Named Executive Officers during 2014:

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  D. Keith Grossman was appointed President and Chief Executive Officer on September 22, 2014, with an initial base salary of $700,000. This initial base salary was based on Mr. Grossman's exceptional track record, extensive industry experience and depth of insight into Thoratec. Mr. Grossman's initial base salary was between the 50th and the 75th percentile for our peer group companies.

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  Taylor C. Harris received a 10.5% increase in base pay increasing his base pay from $308,000 to $340,340 annually. This increase was based on his individual performance, scope of responsibilities, and a desire to achieve greater alignment with market levels as provided by our peer group analysis. Following the increase, Mr. Harris's base salary was below the 50th percentile for our peer group companies.

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  Niamh Pellegrini was hired as President North America effective October 13, 2014, with an initial base salary of $360,000. This initial base salary was based on Ms. Pellegrini's extensive experience and the broad scope of responsibilities of her new position. Ms. Pellegrini's initial base salary was in the 50th percentile for our peer group companies.

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  David A. Lehman received a 3.0% increase in base pay increasing his base pay from $340,575 to $350,793 annually. This increase was based on his individual performance, scope of responsibilities, and position relative to market levels as provided by our peer group analysis. Following the increase, Mr. Lehman's base salary was in the 50th percentile for our peer group companies.

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  Vasant Padmanabhan was hired as Senior Vice President, Technical Operations effective June 11, 2014, with an initial base salary of $335,000. This initial base salary was based on Mr. Padmanabhan's research and development leadership experience and the scope of responsibilities of his new position. Mr. Padmanabhan's initial base salary was between the 50th and the 75th percentile for our peer group companies.

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  Gerhard F. Burbach received a 2.85% increase in base pay increasing his base pay from $573,628 to $590,000 annually. This increase was based on his individual performance and his position relative to market levels as provided by our peer group analysis. Following the increase, Mr. Burbach's base salary was slightly below the 50th percentile for our peer group companies. Mr. Burbach stepped down from his position as our President and Chief Executive Officer effective September 22, 2014.

Annual Cash Incentive Compensation

        We provide all Named Executive Officers the opportunity to earn variable cash compensation under our Corporate Executive Incentive Plan. The purpose of this plan is to reward the Named Executive Officers for performance during a single fiscal year and to provide appropriate incentives for them to achieve those goals that are most important to the near and long-term success of the Company, as measured against specific performance criteria relative to financial results and individual performance. Target incentive bonus opportunities, expressed as a percentage of base salary, for the Named Executive Officers for fiscal 2014 were as follows (in each case these levels were determined consistent with the methodology outlined above):

Named Executive Officer	2014 Target Bonus Percentage	Market Percentile
D. Keith Grossman	100%	50th
Taylor C. Harris	60%	50th
Niamh Pellegrini	70%	75th
David A. Lehman	60%	75th
Vasant Padmanabhan	60%	75th
Gerhard F. Burbach	100%	50th

        These target bonus percentages for the Named Executive Officers were determined by the Compensation Committee after reviewing the target bonus percentages of similarly situated executives at the companies that comprise our primary peer group. The actual annual bonus paid to each Named Executive Officer is determined based upon the Named Executive Officer's target bonus multiplied by the Named Executive Officer's relative achievement with respect to his or her individual performance goals and the Company's achievement of two equally-weighted financial goals (each described in more detail below). Mr. Grossman became our President and Chief Executive Officer on September 22, 2014, and for fiscal 2014 Mr. Grossman's target bonus was prorated for the shortened period of employment in 2014 and 100% of the target bonus was comprised of achievement of individual performance goals. For fiscal 2014, 20% of the target bonus percentages for Messrs. Harris, Lehman and Padmanabhan was comprised of achievement of individual performance goals, and 40% was comprised of achievement of each financial goal. By the terms of her offer letter, Ms. Pellegrini received a guaranteed $50,000 bonus for 2014. Mr. Padmanabhan joined Thoratec in 2014 and his target bonus was prorated for the shortened period of employment in 2014. Mr. Burbach stepped down from his position as our President and Chief Executive Officer effective September 22, 2014 and was therefore not eligible for the 2014 bonus.

Financial Goals

        As noted above, with the exception of Mr. Grossman who became our President and Chief Executive Officer on September 22, 2014, the annual bonus paid to each Named Executive Officer is based in part upon the achievement of two equally-weighted financial goals. The performance measures used for these financial goals are reviewed and set annually by the Compensation Committee, in consultation with management, to assure that they align with what the Compensation Committee and management believe are the most important drivers of both annual financial performance and long-term shareholder value. Under the Corporate Executive Incentive Plan, in which each Named Executive Officer participates, other than Mr. Grossman and Ms. Pellegrini for fiscal 2014, the financial targets for fiscal 2014 were based upon the Company's overall revenue and non-GAAP income before tax, adjusted to exclude the U.S. medical device excise tax and bonus compensation. The Compensation Committee chose revenue and non-GAAP income before tax as the performance metrics under the Company's annual bonus plan, with equal weighting, as it believes that non-GAAP income before tax is an important indicator of the Company's current profitability and a priority to the Company's shareholders, and that because we are a growth company, revenue is an important indicator of the Company's potential for increasing long-term shareholder value. Non-GAAP income before tax means GAAP net income before taxes excluding share-based compensation expense, amortization of purchased intangibles assets, acquisition-related transaction costs, and acquisition-related adjustments related to contingent consideration.

        The achievement of each of these goals for purposes of calculating the annual bonus for our Named Executive Officers is determined independently based on a formula that compares actual achievement to the performance target for the year. Achievement of a financial goal below the threshold level results in no payout for that goal. With respect to achievement of a financial goal between the threshold and target levels, the payout percentage for that goal increases linearly as the actual achievement increases from the threshold level to the target level. In the event of achievement above the target level for either financial goal, the payout percentage is increased by the average of overachievement modifiers for each of the revenue and non-GAAP income before tax goals. The revenue modifier is calculated as a 6.67% increase for each 1% of revenue performance above the target and the non-GAAP income before tax modifier is calculated as a 4% increase for each 1% of non-GAAP income before tax performance above the target. However, this increased payout percentage is capped such that a Named Executive Officer's total annual bonus may not exceed 200% of the Named Executive Officer's target bonus. The Compensation Committee believes that incorporating this type of leverage and payment acceleration in the annual bonus formula encourages superior performance and fosters greater initiative, resourcefulness, teamwork and efficiency among our Named Executive Officers and other members of senior management.

        In February 2015, the Compensation Committee determined that the threshold levels for neither the revenue measure nor the non-GAAP income before tax measure had been achieved. The following table sets forth the fiscal 2014 financial goals set by the Compensation Committee and the achievement of those goals (dollar amounts in thousands):

	Threshold Level	Target Level	Actual Achievement Amount	Actual Achievement Percentage
Corporate Executive Incentive Plan
2014 Revenue	$502,821	$540,118	$477,560	0%
2014 Non-GAAP Income Before Tax	$155,278	$172,531	$111,900	0%

Individual Performance Goals

        At the beginning of each year, the Compensation Committee, with input from our chief executive officer and vice president of human resources, establishes individual performance goals for each Named Executive Officer, other than the chief executive officer. Individual performance goals for the chief executive officer are developed by the Compensation Committee and are reviewed and approved by the Board. These qualitative performance goals vary by Named Executive Officer and focus on strategic, operational and project-oriented objectives for the functional areas over which the Named Executive Officer has responsibility. The Compensation Committee designs these objectives to drive long-term growth and strategic positioning, although these objectives do not necessarily translate into current year financial results. For 2014, the individual performance goals represented 20% of the target bonus percentage for each of Messrs. Harris, Lehman and Padmanabhan. For 2014, because Mr. Grossman became our President and Chief Executive Officer on September 22, 2014, the individual performance goals represented 100% of the target bonus percentage for Mr. Grossman. The individual performance goals established by the Board for the chief executive officer and the individual performance goals established by the Compensation Committee for each of the other Named Executive Officers are described below.

        At year end, the Compensation Committee evaluates the performance of each Named Executive Officer relative to these qualitative and quantitative goals based upon the chief executive officer's recommendations, except for the evaluation of the chief executive officer, which the Compensation Committee and the Board determine directly. The determination of the overall individual performance target achievements involves the Board's or the Compensation Committee's subjective process of evaluation, including the consideration of such subjective factors as overall performance of the individual against individual goals and external conditions and events affecting the goals. The respective achievement determinations for fiscal 2014 are set forth below.

        Mr. Grossman's goals were to: manage the effective internal and external communication and execution of the CEO change; review senior management team design and implement any necessary reorganization, recruiting and/or retention; complete an initial 2015 operating plan; assess and implement improvements to Board meeting process design and effectiveness; and review and provide to Board preliminary situation analysis of Company's business operations and potential strategic plan choices. The Board assessed Mr. Grossman's 2014 performance against each of his individual performance goals and determined that in total Mr. Grossman achieved 100% of his individual performance goals, with his bonus prorated for the shortened period of employment in 2014.

        Mr. Harris's goals were to: drive the organizational development and corporate wide impact of the Finance Department; enhance the Finance Department's support of broader business initiatives; refine the Company's corporate finance, investor relations and long-term tax strategy; establish and implement key risk management and compliance programs. The Compensation Committee assessed Mr. Harris's 2014 performance against each of his individual performance goals and determined that in total Mr. Harris achieved 79.5% of his individual performance goals.

        Ms. Pellegrini's goals were to review the North America commercial organization and global marketing team; plan and begin implementation of any necessary reorganization, recruiting and retention design; and complete a market assessment and integrate into a 2015 commercial plan. Ms. Pellegrini had a guaranteed $50,000 bonus for 2014 which was not based on achievement of her individual performance goals.

        Mr. Lehman's goals were to: develop and enhance company privacy and compliance programs; manage significant company law suits; assess and increase legal/compliance organizational capabilities. The Compensation Committee assessed Mr. Lehman's 2014 performance against each of his individual performance goals and determined that in total Mr. Lehman achieved 83.0% of his individual performance goals.

        Mr. Padmanabhan's goals were to: successfully implement HeartMate III CE Mark trial; drive HeartMate III Apical Cuff Attachment design finalization and implementation; complete and launch Pocket Controller 7.23; complete a five year product roadmap; establish product development vision; and finalize organizational structure. The Compensation Committee assessed Mr. Padmanabhan's 2014 performance against each of his individual performance goals and determined that in total Mr. Padmanabhan achieved 92.5% of his individual performance goals, with his bonus prorated for the shortened period of employment in 2014.

Achievement in 2014

        The following table sets forth the actual achievement percentages and actual bonus earned by each Named Executive Officer for 2014:

Named Executive Officer	Actual Financial Goals Achievement Percentage	Actual Financial Goals Bonus Earned in 2014	Actual Individual Goals Achievement Percentage	Actual Individual Goals Bonus Earned in 2014	Over- achievement Bonus Earned in 2014	Total Actual Bonus Earned in 2014
Keith D. Grossman	N/A	N/A	100%	$189,863	$0	$189,863
Taylor C. Harris	0%	$0	79.5%	$32,468	$0	$32,468
David A. Lehman	0%	$0	83.0%	$34,938	$0	$34,938
Vasant Padmanabhan	0%	$0	92.5%	$20,579	$0	$20,579

        Ms. Pellegrini was not eligible to receive a performance based bonus, but as part of her offer letter was guaranteed a $50,000 bonus for 2014.

        Pursuant to the terms of the Transition and Separation Agreement (the "Separation Agreement") entered into with Mr. Burbach in connection with his resignation as our President and Chief Executive Officer in September 2014, Mr. Burbach received a severance payment including an amount equal to $86,000, which constituted a pro rata portion of his 2014 annual bonus. Mr. Burbach is not otherwise eligible to receive any payments in respect of his 2014 annual bonus.

        We do not currently have a policy requiring a fixed course of action with respect to compensation adjustments following later restatements of performance targets. Under those circumstances, the Compensation Committee would evaluate whether compensation adjustments were appropriate based upon the facts and circumstances surrounding the restatement.

Long-Term Equity Incentive Compensation

        Consistent with the principles outlined above, long-term incentives are designed to provide the Named Executive Officers with an equity stake in the Company so as to align the Named Executive Officers' interests with those of our shareholders and create significant incentives for executive retention. The Compensation Committee intends for long-term equity incentive compensation awards, when taken together with the base salary and annual incentive compensation opportunities provided to the Named Executive Officers, to result in total direct compensation to the Named Executive Officers at between the 50th and the 75th percentile, assuming performance at the target level under the annual incentive compensation plan, as compared to executives in similar positions at companies in the primary peer group. In fiscal 2014, we made equity grants in the form of stock options, restricted stock units and performance share units to the Named Executive Officers. Stock options provide an opportunity for the Company to reward its Named Executive Officers if our share price increases and incentivizes retention. Awards of restricted stock units align the interests of Named Executive Officers with the interests of shareholders through stock ownership, increase the reward to the Named Executive Officers when our stock price increases, and serve as a retention tool for the Named Executive Officers.

        While we have historically granted stock options and restricted stock units, in early 2014, our Compensation Committee expanded our long-term equity incentive program to include grants of performance share units. Performance share units closely align senior management with our achievement of longer-term financial objectives that enhance stockholder value, and we believe that they provide an effective compensation tool in conjunction with stock options and restricted stock units. Stock options, restricted stock units and performance share units link our Named Executive Officers' pay to shareholder value, with both stock options and performance share units putting significant compensation value at risk in relation to increases in shareholder value, while restricted stock units are particularly effective as a retention and stock ownership tool.

        When allocating long-term incentive compensation opportunities, the Compensation Committee first establishes a target dollar amount for the equity-based compensation awards to be made to each Named Executive Officer based on factors including our target total direct compensation as compared to our primary peer group, the level of equity grants made to executives in similar positions by our primary peer group and individual performance. The Compensation Committee then allocates the target dollar amount across the different equity types with 40% of the target value allocated to stock options, 40% of the target value allocated to restricted stock units, and 20% of the target value allocated to performance share units, to achieve target amounts for each Named Executive Officer. The Compensation Committee believes that a mix of stock options, restricted stock units and performance share units creates an effective tool for incentivizing and retaining those executives who are most responsible for influencing shareholder value by balancing variable compensation (stock options and performance share units) and compensation with a built-in value at the time of grant (restricted stock units). The Compensation Committee then determines the number of shares subject to stock options to be granted to the Named Executive Officers based upon the value allocated to stock options using a Black-Scholes option pricing model.

        Both the stock options and restricted stock units granted in 2014 to our Named Executive Officers vest in four equal installments on each of the first, second, third and fourth anniversaries of the grant date, subject to continued service on each applicable vesting date. The performance share units granted in 2014 to our Named Executive Officers, other than Mr. Grossman, vest fifty percent (50%) on the second anniversary of grant date and twenty-five percent (25%) on each of the third and fourth anniversaries of the grant date, subject to continued service on each applicable vesting date with the number of shares of stock issuable with respect to each performance share unit being determined based on the attainment of applicable performance goals measured at the second anniversary of the grant date. Under the terms of the 2014 performance share unit awards granted to each Named Executive Officer other than Mr. Grossman, up to 1.5 shares of Common Stock may become issuable in respect of each performance share unit based on our achievement of a revenue target for fiscal year 2015. Mr. Grossman's performance share unit award vests with respect to one third (1/3) of the total number of units on the second anniversary of Mr. Grossman's start date and with respect to the remaining two-thirds (2/3) of the total number of units on the third anniversary of the his start date, subject to his continued service on each applicable vesting date. Under the terms of Mr. Grossman's performance share unit award, up to 2 shares of Common Stock may become issuable in respect of each performance share unit based on the Company's total stockholder return relative to the S&P Health Care Equipment Select Index from September 1, 2014 to August 31, 2016 and August 31, 2017, respectively.

        The following summarizes the awards (if any) made to each Named Executive Officer during 2014 and sets forth the grant date fair value, calculated in accordance with ASC Topic 718, of such awards:

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  D. Keith Grossman, in connection with becoming our President and Chief Executive Officer in September 2014, received 125,245 restricted stock units valued at $3,474,296 and 187,867 performance share units valued at $6,445,718. This new hire award was based on Mr. Grossman's exceptional track record, extensive industry experience and depth of insight into Thoratec and his position relative to market levels as provided by our peer group analysis, and was the result of arm's length negotiations with Mr. Grossman and our Compensation Committee determined was necessary in order to retain him as our new President and Chief Executive Officer. The equity grant awarded to Mr. Grossman represented the 75th percentile for our peer group companies. Additional discussion regarding Mr. Grossman's new hire award is provided above in "Compensation Discussion and Analysis—Overview of 2014—Chief Executive Officer Transition." Prior to becoming our President and Chief Executive Officer, Mr. Grossman was granted 5,505 restricted stock units on May 21, 2014 for his service as a non-employee director pursuant to our non-employee director compensation policy.

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  Taylor C. Harris received an equity grant valued at $961,226 that consisted of 30,510 stock options, 11,106 restricted stock units and 5,553 performance share units. This award was based on his individual performance and his position relative to market levels as provided by our peer group analysis. The equity grant awarded to Mr. Harris was below the 75th percentile for our peer group companies.

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  Niamh Pellegrini, in connection with becoming our President North America in October 2014, receive an equity grant valued at $1,460,560 that consisted of 74,627 stock options and 27,601 restricted stock units. This new hire award was based on Ms. Pellegrini's extensive experience and her position relative to market levels as provided by our peer group analysis and was the result of arm's length negotiations with Ms. Pellegrini in order to retain her as our President

    North America. The equity grant awarded to Ms. Pellegrini represented the 50th percentile for our peer group companies.

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  David A. Lehman received an equity grant valued at $841,096 that consisted of 26,697 stock options, 9,718 restricted stock units and 4,859 performance share units. This award was based on his individual performance and his position relative to market levels as provided by our peer group analysis. The equity grant awarded to Mr. Lehman was below the 75th percentile for our peer group companies.

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  Vasant Padmanabhan, in connection with becoming our Senior Vice President, Technical Operations in June 2014, receive an equity grant valued at $1,220,741 that consisted of 49,817 stock options and 18,134 restricted stock units. This new hire award was based on Mr. Padmanabhan's research and development leadership experience and his position relative to market levels as provided by our peer group analysis and was the result of arm's length negotiations with Mr. Padmanabhan in order to retain him as our Senior Vice President, Technical Operations. The equity grant awarded to Mr. Padmanabhan represented the 50th percentile for our peer group companies.

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  Gerhard F. Burbach received an equity grant valued at $3,604,523 that consisted of 114,412 stock options, 41,646 restricted stock units and 20,823 performance share units. This award was based on his individual performance and his position relative to market levels as provided by our peer group analysis. The equity grant awarded to Mr. Burbach represented the 75th percentile for our peer group companies. Mr. Burbach stepped down from his position as our President and Chief Executive Officer effective September 22, 2014.

Grant Timing Policy

        The Compensation Committee and senior management monitor our stock option, restricted stock unit and performance share unit grant policies to ensure that they comply with governing regulations and are consistent with good corporate practice. In fiscal 2014, except with respect to Messrs. Grossman and Padmanabhan and Ms. Pellegrini, grants to Named Executive Officers were made in March 2014 at Compensation Committee meetings held at the same time as the first quarter meetings of the Board (which meeting dates were set several months in advance), after results for the preceding fiscal year became available, enabling the Compensation Committee to consider both the prior year's performance and expectations for the succeeding year in making grant decisions. Grants to Messrs. Grossman and Padmanabhan and Ms. Pellegrini were made at Board and/or Compensation Committee meetings held in connection with the hiring of these individuals. The Compensation Committee maintains the discretion to make grants at other times of the year when it determines appropriate. Scheduling decisions are made without regard to anticipated earnings or other major announcements by the Company.

Deferred Compensation Plan

        The Named Executive Officers may elect to defer compensation payable to them, under our Deferred Compensation Plan. We maintain this plan for the purpose of providing a competitive benefit and allowing Named Executive Officers an opportunity to defer income tax payments on their cash compensation. The return on the deferred amounts is linked to the performance of market-based investment choices made available in the plan. See the table in the "Nonqualified Deferred Compensation for Fiscal Year 2014" section in this Proxy Statement for more information relating to our Deferred Compensation Plan.

Other Employee Benefit Plans

        The Named Executive Officers are eligible for the same benefits available to our employees generally. These include participation in a tax-qualified 401(k) plan, the employee stock purchase plan, and group life, health, dental, vision, and disability insurance plans. Additionally, we pay the premiums on supplemental disability insurance for employees at the level of senior director or higher.

Perquisites

        From time to time, our Board has provided certain of our named executive officers with perquisites that we believe are reasonable. We do not view perquisites as a significant element of our comprehensive compensation structure, but believe they can be useful in attracting and retaining the executive talent for which we compete. In 2014, in connection with Mr. Padmanabhan's appointment as our Senior Vice President, Technical Operations, we reimbursed him for certain relocation expenses in the amount of $306,303. In addition, Mr. Lehman is entitled to a tax-gross up payment under his severance arrangement in the event his severance payment becomes subject to the excise tax under Section 4999 of the Code. The Compensation Committee believed that tax gross-up protection was appropriate and necessary for executive retention and consistent with the practices of our industry competitors at the time we entered into such severance arrangement, but we no longer provide such a benefit to new executives.

Severance Benefits

        We have entered into agreements with our Named Executive Officers that provide for benefits upon termination of employment under certain circumstances, including in connection with a change of control of the Company. We provide these benefits as a means of remaining competitive, retaining executives, focusing executives on shareholder interests when considering strategic alternatives, and providing income protection in the event of involuntary loss of employment. Please refer to the discussion under "Potential Payments upon Termination or Change of Control" below for a more detailed discussion of these arrangements.

        Consistent with our long-standing severance policy for executive officers, these arrangements provide for severance benefits upon a termination of the Named Executive Officer's employment with the Company without cause, not in connection with a change of control, of one times (or two times for Mr. Grossman) base salary. Arrangements with our Named Executive Officers other than Mr. Grossman also include monthly payments for COBRA continuation coverage up to 12 months. Our arrangement with Mr. Grossman provides for monthly payments for COBRA continuation coverage up to 24 months upon a termination of Mr. Grossman's employment with the Company without cause, not in connection with a change of control, or up to 30 months upon a termination of Mr. Grossman's employment with the Company without cause in connection with a change of control. If one of our Named Executive Officers is terminated without cause or resigns for good reason within 18 months following a change of control (or within three months before a change of control for Mr. Grossman), such Named Executive Officer will receive enhanced severance benefits of two times (or 2.5 times for Mr. Grossman) the sum of base salary and the greatest of the executive's actual or target bonus for the year prior to termination or the executive's target bonus for the year of termination.

        Our Named Executive Officers (other than Mr. Grossman) are also entitled to full acceleration of unvested stock options, restricted stock, restricted stock units and performance share units (which shall be deemed earned at 100% performance for such Named Executive Officers) after a termination of their employment without cause or their resignation for good reason within 18 months following a change of control. In the event of a change of control, Mr. Grossman's performance-based equity awards will convert to time-vesting equity awards covering a number of shares otherwise issuable based on the achievement of target performance. Mr. Grossman is further entitled to full acceleration of unvested stock options, restricted stock, stock units and performance share units (to the extent such performance share units have not converted to time-vesting RSUs and which shall be deemed earned based on an assessment of performance achievement as of the consummation of the change of control) after a termination of his employment without cause or their resignation for good reason within three months before or 18 months following a change of control.

        Mr. Grossman is also entitled to acceleration of unvested stock options, restricted stock and restricted stock units with respect to that number of shares that would have vested on the date of termination had the award been subject to monthly vesting upon a termination of Mr. Grossman's employment with the Company without cause, not in connection with a change of control. If Mr. Grossman's employment with the Company is terminated without cause, not in connection with a change of control and on or after September 22, 2015, the performance with respect to each outstanding performance-vesting equity award, will be measured as of the termination date and to the extent performance measured on the termination date equals or exceeds the target level performance, the performance-vesting equity award shall become vested with respect to that number of shares based on achievement determined as of the termination date and prorated for the elapsed time period in the performance period.

        Mr. Grossman's severance benefits were negotiated at arm's-length prior to his beginning employment with the Company.

        The Compensation Committee previously engaged Radford to provide information on typical industry practices (based on a review of the primary peer group) concerning employment, severance, and change of control agreements. In addition, the Compensation Committee engaged Radford to provide information on typical industry practices (based on a review of the primary peer group) concerning employment, severance, and change of control agreements in connection with the negotiation of Mr. Grossman's employment agreement. Based on these reviews, the Compensation Committee believes the Company's current arrangements with its Named Executive Officers are consistent with competitive practices.

STOCK OWNERSHIP GUIDELINES

        Effective April 1, 2011, the Compensation Committee adopted stock ownership guidelines for the Company's officers of the rank of vice president and above, such that (i) the chief executive officer shall own Company stock in an amount equal to at least four times his base salary, senior and executive vice presidents shall hold Company stock in an amount at least equal to two times their respective base salaries and all other vice presidents shall hold Company stock in an amount at least equal to one times their respective base salaries. For determining compliance with these management stock ownership guidelines, the Company stock considered for the purposes of calculating ownership includes all of an individual's ownership of Company stock, restricted stock units and vested stock options, which shall be valued by using the higher of (1) the average stock price over the preceding 12-month period and (2) the stock price on the last business day preceding the measurement date, which the Board has set as January 1 of each year. Each person subject to the management stock ownership guidelines will have five years from April 1, 2011 to come into compliance with the guidelines and any person who subsequently becomes a vice president or higher rank of the Company will have five years from attaining such position to become compliant with the applicable ownership levels under the guidelines.

TAX AND ACCOUNTING CONSIDERATIONS

Section 162(m) of the Internal Revenue Code of 1986

        Section 162(m) of the Code generally limits deductions for compensation in excess of $1,000,000 paid for any fiscal year to the Company's "covered employees," which is defined as the chief executive officer and the three other most highly compensated executive officers, other than the chief financial officer. Certain types of compensation are deductible if certain requirements are met. We attempt to structure our compensation arrangements to achieve deductibility under Section 162(m), unless the benefit of such deductibility is outweighed by the need for flexibility or the attainment of other corporate objectives. The Compensation Committee will continue to monitor issues concerning the deductibility of executive compensation and may take appropriate action if and when it is warranted. Since corporate objectives may not always be consistent with the requirements for full deductibility, the Compensation Committee is prepared, if it deems appropriate, to enter into compensation arrangements under which payments may not be deductible under Section 162(m). Thus, deductibility will not be the sole factor used by the Compensation Committee in ascertaining appropriate levels or modes of compensation.

Section 280G of the Internal Revenue Code of 1986

        Section 280G of the Code disallows a company's tax deduction for what are defined as "excess parachute payments" and Section 4999 of the Code imposes a 20% excise tax on any person who receives excess parachute payments. Mr. Lehman, as part of his severance arrangements, will be provided with a tax gross-up payment in the event his payments become subject to this excise tax. The Compensation Committee believed that tax gross-up protection was appropriate and necessary for executive retention and consistent with the practices of our industry competitors at the time we entered into such severance arrangement. Messrs. Grossman, Harris and Padmanabhan and Ms. Pellegrini entered into separation benefits arrangements subsequent to Mr. Lehman and, because industry practice had changed, their separation benefits arrangements do not include a tax gross-up payment in the event their severance payments become subject to the Section 4999 excise tax. Instead, they will each be entitled to the separation benefits delivered in full or the separation benefits delivered to such lesser extent as would result in no portion of such benefits being subject to the Section 4999 excise tax, whichever is greater on an after-tax basis.

Section 409A of the Internal Revenue Code of 1986

        Section 409A of the Code requires that "nonqualified deferred compensation" be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Section 409A of the Code requires programs that allow executives to defer a portion of their current income—such as our Deferred Compensation Plan—to meet certain requirements regarding risk of forfeiture and election and distribution timing (among other considerations). Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities, penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our Named Executive Officers, so that they are either exempt from, or satisfy the requirements of, Section 409A of the Code.

Accounting for Stock-Based Compensation

        We follow Financial Accounting Standards Board Accounting Standards Codification Topic 718, or FASB ASC Topic 718, for our stock-based compensation awards. ASC Topic 718 requires companies to calculate the grant date "fair value" of their stock-based awards using a variety of assumptions. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based awards in their income statements over the period that an employee is required to render service in exchange for the award. Grants of stock options, restricted stock units and other equity-based awards under our equity incentive award plans will be accounted for under ASC Topic 718. Our Compensation Committee will regularly consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

 EXECUTIVE COMPENSATION

        The following table shows, for fiscal years 2014, 2013, and 2012, compensation awarded or paid to, or earned by, our CEO, CFO, three most highly compensated executive officers other than the CEO and CFO, and our former CEO (collectively referred to herein as the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(1)(3)	All Other Compensation ($)(4)	Total ($)
D. Keith Grossman(5)	2014	201,923	—		10,095,018	—	189,863	43,419	10,530,223
President and Chief	2013	—	—		—	—	—	—	—
Executive Officer	2012	—	—		—	—	—	—	—
Taylor C. Harris(5)	2014	341,288	—		583,065	378,161	32,468	10,083	1,345,065
Vice President and Chief	2013	302,289	—		408,465	376,148	114,077	9,703	1,210,681
Financial Officer	2012	230,841	—		308,783	185,342	100,238	24,835	850,039
Niamh Pellegrini(5)	2014	83,077	150,000	(7)	711,416	749,144	—	1,384	1,695,021
President North America	2013	—	—		—	—	—	—	—
	2012	—	—		—	—	—	—	—
David A. Lehman	2014	355,770	—		510,195	330,901	34,938	10,296	1,242,100
Senior Vice President and	2013	338,308	—		414,113	376,148	154,599	10,146	1,293,314
General Counsel	2012	324,777	—		409,987	404,228	255,845	9,996	1,404,833
Vasant Padmanabhan(5)	2014	190,692	—		604,950	615,791	20,579	308,486	1,740,498
Senior Vice President,	2013	—	—		—	—	—	—	—
Technical Operations	2012	—	—		—	—	—	—	—
Gerhard F. Burbach(6)	2014	430,589	—		2,186,415	1,418,108	—	1,329,453	5,364,565
Former President and Chief	2013	570,736	—		1,678,316	1,545,629	412,759	22,782	4,230,222
Executive Officer	2012	552,330	—		1,929,544	1,902,596	719,531	18,803	5,122,804

(1)
Our fiscal year ends on the Saturday closest to December 31 of each year and, accordingly, will periodically contain more or less than 365 days. Fiscal year 2014 ended on January 3, 2015 and contained 53 weeks. Salary increases for fiscal year 2014 made in March 2014 were not made retroactive to the beginning of the fiscal year. In addition, Messrs. Grossman and Padmanabhan and Ms. Pellegrini commenced, and Mr. Burbach resigned, employment with the Company during fiscal year 2014. As such, the salary earned by Messrs. Harris and Lehman in fiscal year 2014 is more than the 2014 annual base salary described elsewhere in this Proxy Statement and the salary earned by Messrs. Grossman, Padmanabhan and Burbach and Ms. Pellegrini in fiscal year 2014 is less than the 2014 annual base salary described elsewhere in this Proxy Statement.

(2)
Stock awards consist of restricted stock units and performance share units. Amounts shown do not reflect compensation actually received by the Named Executive Officer. Instead, the amounts shown are the grant date fair value of stock and option awards granted in the year indicated as computed in accordance with FASB ASC Topic 718. For performance share units, the value shown is based on the probable outcome of performance conditions as of the date of grant. The value of each performance share award assuming the highest level of performance conditions will be achieved is as follows: Mr. Grossman: $10,422,861; Mr. Harris: $291,550; and Mr. Lehman: $255,115. The assumptions made in the valuation of awards are set forth under Note 9 of the Notes to Consolidated Financial Statements in Thoratec's Annual Report on Form 10-K for the year ended January 3, 2015. For Mr. Grossman, this amount also includes an automatic annual grant of 5,505 restricted stock units made on May 21, 2014 to Mr. Grossman who was a non-employee director at that time.

(3)
The payments listed were made pursuant to the Corporate Executive Incentive Plan applicable to each Named Executive Officer, as described more fully above in "Compensation Discussion and Analysis—Annual Cash Incentive Compensation."

(4)
The payments listed in the "All Other Compensation" column above for 2014 include the value of 401(k) matching contributions and company payments for disability insurance premiums for each of the Named Executive Officers. For Mr. Grossman, this amount also includes $37,500 in fees received by Mr. Grossman in 2014 as a non-employee director. For Mr. Padmanabhan, this amount also includes various relocation costs reimbursed by us. For Mr. Burbach, this amount also includes $1,266,000 in severance payment, $33,000 in post-employment consulting fees, $5,000 for the reimbursement of expenses related to the negotiation, preparation and execution of his Separation Agreement and $5,924 in COBRA reimbursement. All of the payments reflected in the "All Other Compensation" column are based upon the actual cost expended by Thoratec in connection with such amounts.

(5)
Mr. Grossman was appointed President and Chief Executive Officer on September 22, 2014. Mr. Harris was appointed to the position of Vice President and Chief Financial Officer, effective October 10, 2012. Ms. Pellegrini was hired as President North

  America effective October 13, 2014. Mr. Padmanabhan was hired as Senior Vice President, Technical Operations effective June 11, 2014.

(6)
Mr. Burbach resigned as our President and Chief Executive Officer on September 22, 2014. In connection with his resignation, Mr. Burbach received severance and benefits in the amount of $1,309,924, which is included in his "All Other Compensation" amount. Following his resignation, Mr. Burbach remained as a consultant to provide transition services to the Company through March 31, 2016 and is paid a consulting fee of $10,000 per month. Mr. Burbach's "All Other Compensation" amount includes $33,000 of such consulting fees.

(7)
Pursuant to her offer letter, Ms. Pellegrini received a sign-on bonus of $100,000 in connection with her appointment as our President North America in October 2014, which bonus will be subject to repayment if Ms. Pellegrini voluntarily ends her employment with the Company or her employment is terminated for cause within twelve months of her first day of employment. Pursuant to her offer letter, Ms. Pellegrini also received a guaranteed $50,000 bonus for 2014 which was not based on achievement of individual performance goals.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2014

									All Other Stock Awards: Number of Shares of Stock or Units (#)(3)		All Other Option Awards: Number of Securities Underlying Options (#)(3)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards(2)							Exercise or Base Price of Option Awards ($/Sh)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Grant Date	Date of Board Approval	Target ($)	Maximum ($)	Threshold (#)	Target (#)		Maximum (#)
D. Keith Grossman	5/21/14								5,505	(6)			175,004
	9/22/14	9/20/14			93,934	187,867		375,734					6,445,718
	9/22/14	9/20/14							125,245				3,474,296
			189,863	379,726
Taylor C. Harris	3/17/14	3/7/14							11,106				388,710
	3/17/14	3/7/14									30,510	35.00	378,161
	3/17/14	3/7/14			2,777	5,553		8,330					194,355
			204,204	408,408
Niamh Pellegrini	10/15/14	9/10/14							27,601				711,465
	10/15/14	9/10/14									74,627	25.78	749,144
David A. Lehman	3/17/14	3/7/14							9,718				340,130
	3/17/14	3/7/14									26,697	35.00	330,901
	3/17/14	3/7/14			2,430	4,859		7,289					170,065
			210,476	420,952
Vasant Padmanabhan	5/22/14	4/14/14							18,134				604,950
	6/16/14	4/14/14									49,817	33.36	615,791
			111,233	222,467
Gerhard F. Burbach	3/17/14	3/7/14							41,646				1,457,610
	3/17/14	3/7/14									114,412	35.00	1,418,108
	3/17/14	3/7/14			10,412	20,823	(7)	31,235					728,805
			573,628	1,147,255

(1)
The actual payouts under the non-equity incentive plan awards granted to the Named Executive Officers are made under the Corporate Executive Incentive Plan for Messrs. Harris, Lehman, Padmanabhan and Burbach and pursuant to Mr. Grossman's employment agreement and Ms. Pellegrini's offer letter and are determined as described above under "Compensation Discussion and Analysis—Elements of Executive Compensation—Annual Cash Incentive Compensation." The target column assumes the threshold achievement for the financial goals and 100% achievement for the individual goals. The maximum column assumes the maximum achievement for both financial and individual goals.

(2)
The performance share units granted to Mr. Grossman were granted under the 2006 Plan and vest with respect to one third (1/3) of the total number of units on the second anniversary of Mr. Grossman's start date and with respect to the remaining two-thirds (2/3) of the total number of units on the third anniversary of the his start date, subject to his continued service on each applicable vesting date. The number of shares of Common Stock issuable in respect of each performance share unit is determined based on our achievement of total stockholder return relative to the S&P Health Care Equipment Select Index from September 1, 2014 to August 31, 2016 and August 31, 2017, respectively. The performance share units granted to the other Named Executive Officers were granted under the 2006 Plan and vest fifty percent (50%) on the second anniversary of grant date and twenty-five percent (25%) on each of the third and fourth anniversaries of the grant date, subject to continued service on each such vesting date. For such Named Executive Officers, the number of shares of Common Stock issuable in respect of each performance share unit is determined based on our achievement of a target revenue goal for fiscal 2015, as measured on the second anniversary of the grant date. The number of shares shown for the performance share units is based on the probable outcome of performance conditions as of the date of grant.

(3)
The restricted stock units granted to the Named Executive Officers were granted under the 2006 Plan and, vest over 4 years, with 1/4th of the units vesting on each anniversary of the date of grant. The stock options granted to the Named Executive Officers were granted under the 2006 Plan and vest over 4 years, with 1/4th of the shares subject to such option vesting on each anniversary of the date of grant.

(4)
The exercise price of options granted under the 2006 Plan is equal to the closing price of the Company's Common Stock on the date of grant.

(5)
Amounts shown represent the fair value per share as of the grant date of the award (determined pursuant to FASB ASC Topic 718) multiplied by the number of shares subject to the award. For performance share units, the value shown is based on the probable outcome of performance conditions as of the date of grant. The assumptions made in the valuation of such awards are set forth under Note 9 of the Notes to Consolidated Financial Statements in Thoratec's Annual Report on Form 10-K for the year ended January 3, 2015. Regardless of the value on the grant date, the actual value realized by the Named Executive Officers will depend on the market value of Common Stock on a date in the future when an award vests or a stock option is exercised.

(6)
Represents the Restricted Stock Unit award of 5,505 shares automatically granted to Mr. Grossman as a non-employee director prior to becoming CEO.

(7)
The Performance Share Unit awards were cancelled when Mr. Burbach resigned from his position of President and CEO.

 Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Arrangements

        D. Keith Grossman.    In September 2014, Mr. Grossman and the Company entered into an employment agreement pursuant to which he serves as our President and Chief Executive Officer. Under the terms of the employment agreement, Mr. Grossman received an initial annual base salary of $700,000, and he is eligible for an annual performance-based bonus opportunity with a target achievement of 100% of his annual base salary, which was pro-rated for his shortened period of employment in 2014. For 2014, Mr. Grossman's annual bonus was determined by the Compensation Committee based on its review of individual performance goals only. In subsequent fiscal years, Mr. Grossman will be eligible for a maximum bonus opportunity of 200% of base salary.

        In addition, in connection with Mr. Grossman's commencement of employment, the Company granted to Mr. Grossman equity awards consisting of the following: (i) a number of restricted stock units calculated by dividing $3,200,000 by the average closing trading price of the Company's stock for the 30 trading day period ending on the date of grant, vesting in four equal installments on each anniversary of the employment commencement date, subject to Mr. Grossman's continuous service with the Company; and (ii) a number of performance share units calculated by dividing $4,800,000 by the average closing trading price of the Company's stock for the 30 trading day period ending on the date of grant with 1/3rd and 2/3rds vesting at the end of two years and three years, respectively, based on the Company's total stockholder return relative to the S&P Health Care Equipment Select Index from September 1, 2014 to August 31, 2016 and August 31, 2017, respectively, in each case, subject to Mr. Grossman's continuous service with the Company. Each performance share unit represents the right to receive 0.5, 1.0 or 2.0 shares of Company common stock if the Company's comparative total stockholder return falls at the 40th, 60th or 85th percentile of the index, respectively, with linear interpolation for performance between these rankings. The performance share units are automatically forfeited if the Company's total stockholder return falls below the 40th percentile.

        Mr. Grossman's employment agreement also provides for certain separation benefits as described more fully in the "Potential Payments Upon Termination or Change of Control" section of this Proxy Statement.

        Taylor C. Harris.    Mr. Harris does not have a separate employment agreement with the Company, but Mr. Harris has entered into a separation benefits agreement with the Company as described more fully in the "Potential Payments Upon Termination or Change of Control" section of this Proxy Statement.

        Niamh Pellegrini.    In connection with her appointment as our President North America, in October 2014, we entered into an offer letter with Ms. Pellegrini providing for an initial annual base salary of $360,000. Pursuant to the terms of the offer letter, Ms. Pellegrini will be eligible to receive an annual bonus equal to up to seventy percent (70%) of her base salary, based on the achievement of individual and corporate objectives; provided, however, that the bonus for the 2014 fiscal year was guaranteed to be $50,000. Ms. Pellegrini also received a sign-on bonus of $100,000, which bonus will be subject to repayment if Ms. Pellegrini voluntarily ends her employment with the Company or her employment is terminated for cause within twelve months of her first day of employment.

        In addition, pursuant to the terms of the offer letter, we granted to Ms. Pellegrini stock options to purchase 74,627 shares of the Common Stock and 27,601 restricted stock units. Both equity grants vest in equal 25% increments on each of the first four anniversaries of the grant date, subject to Ms. Pellegrini's continued service on each applicable vesting date. Ms. Pellegrini has also entered into a separation benefits agreement with the Company as described more fully in the "Potential Payments Upon Termination or Change of Control" section of this Proxy Statement.

        David A. Lehman.    Mr. Lehman does not have a separate employment agreement with the Company, but Mr. Lehman has entered into a separation benefits agreement with the Company as described more fully in the "Potential Payments Upon Termination or Change of Control" section of this Proxy Statement.

        Vasant Padmanabhan.    In connection with his appointment as our Senior Vice President, Technical Operations, in May 2014, we entered into an offer letter with Mr. Padmanabhan providing for an initial annual base salary of $335,000 and an annual bonus equal to up to sixty percent (60%) of his base salary, based on the achievement of individual and corporate objectives. Mr. Padmanabhan also received certain relocation benefits in the amount of $306,303.

        In addition, pursuant to the terms of the offer letter, we granted to Mr. Padmanabhan stock options to purchase 49,817 shares of the Common Stock and 18,134 restricted stock units. Both such equity grants vest in equal 25% increments on each of the first four anniversaries of the grant date. Mr. Padmanabhan has also entered into a separation benefits agreement with the Company as described more fully in the "Potential Payments Upon Termination or Change of Control" section of this Proxy Statement.

        Gerhard F. Burbach.    In connection with Mr. Burbach's resignation and in consideration of his release of any claims against the Company and his continued compliance with certain confidentiality, non-disparagement and cooperation covenants, in September 2014, the Company entered into the Separation Agreement with Mr. Burbach. Pursuant to the terms of the Separation Agreement, Mr. Burbach will provide transition services to the Company through March 31, 2016 and will be paid a consulting fee of $10,000 per month. His equity awards will continue to vest in accordance their terms subject to his continued provision of the transition services, provided that his performance share unit award was automatically forfeited as of the date of his termination. Mr. Burbach was also paid the following severance benefits consistent with the terms of his employment agreement: (i) a cash lump sum equal to $1,180,000, which amount constitutes two times Mr. Burbach's then-current base salary; (ii) an amount equal to $86,000, which constitutes a pro-rata portion of Mr. Burbach's 2014 annual bonus; and (iii) up to 12 months of COBRA reimbursement.

 OUTSTANDING EQUITY AWARDS AT 2014 FISCAL YEAR END

			Option Awards				Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(5)
D. Keith Grossman	5/25/11	(7)					1,273	41,525
	5/23/12	(7)					2,789	90,977
	5/21/14	(7)					5,505	179,573
	9/22/14						125,245	4,085,492	93,934	(6)	3,064,127
Taylor C. Harris	3/15/10		10,000	0	33.16	3/15/20
	3/1/11		4,332	1,443	27.30	3/1/21	1,256	40,971
	6/15/11						1,250	40,775
	3/9/12		3,224	3,223	33.99	3/9/22	2,055	67,034
	10/15/12		3,844	3,843	34.50	10/15/22	2,450	79,919
	3/7/13		7,084	21,251	35.68	3/7/23	8,586	280,075
	3/17/14		0	30,510	35.00	3/17/24	11,106	362,278	2,777		90,586
Niamh L. Pellegrini	10/15/14		0	74,627	25.775	10/15/24	27,601	900,345
David A. Lehman	2/27/08		21,000	0	14.97	2/27/18
	2/25/09		13,637	0	23.93	2/25/19
	3/3/10		23,468	0	29.81	3/3/20
	3/1/11		22,500	7,500	27.30	3/1/21	3,000	97,860
	3/9/12		14,190	14,189	33.99	3/9/22	6,030	196,699
	3/7/13		7,084	21,251	35.68	3/7/23	8,586	280,075
	3/17/14		0	26,697	35.00	3/17/24	9,718	317,001	2,430		79,267
Vasant Padmanabhan	6/16/14		0	49,817	33.36	6/14/24	18,134	591,531
Gerhard F. Burbach	2/25/09		51,055	0	23.93	2/25/19
	3/3/10		76,583	0	29.81	3/3/20
	3/1/11		112,500	37,500	27.30	3/1/21	15,000	489,300
	3/9/12		66,786	66,786	33.99	3/9/22	28,384	925,886
	3/7/13		29,108	87,323	35.68	3/7/23	35,278	1,150,768
	3/17/14		0	114,412	35.00	3/17/24	41,646	1,358,493

(1)
Unless otherwise indicated, options granted to the Named Executive Officers vest at a rate of 1/4th per year on each of the first through fourth anniversaries of the date of grant, subject to continued service on each applicable vesting date.

(2)
Unless otherwise indicated, restricted stock and restricted stock units granted to the Named Executive Officers vest at a rate of 1/4th per year on each of the first through fourth anniversaries of the date of grant, subject to continued service on each applicable vesting date.

(3)
Amounts are calculated by multiplying the number of shares shown in the table by $32.62 per share, which is the closing price of Common Stock on January 2, 2015 (the last trading day of the 2014 fiscal year).

(4)
The performance share units granted in 2014 to our Named Executive Officers, other than Mr. Grossman, vest fifty percent (50%) on the second anniversary of grant date and twenty-five percent (25%) on each of the third and fourth anniversaries of the grant date, subject to continued service on each applicable vesting date, with the number of shares of stock issuable with respect to each performance share unit being determined based on the attainment of applicable performance goals measured at the second anniversary of the grant date. Up to 1.5 shares of Common Stock may become issuable in respect of each performance share unit based on our achievement of a revenue goal for fiscal year 2015.

(5)
Amounts shown are based on achieving threshold performance goals and are calculated by multiplying the number of shares shown in the table by $32.62 per share, which is the closing price of Common Stock on January 2, 2015 (the last trading day of the 2014 fiscal year).

(6)
Vests with respect to one third (1/3) of the total number of units on the second anniversary of Mr. Grossman's start date and with respect to the remaining two-thirds (2/3) of the total number of units on the third anniversary of the his start date, subject to his continued service on each applicable vesting date. Up to two shares of Common Stock may become issuable in respect of each performance share unit based on the Company's total stockholder return relative to the S&P Health Care Equipment Select Index from September 1, 2014 to August 31, 2016 and August 31, 2017, respectively.

(7)
Granted in connection with Mr. Grossman's service as a non-employee director.

 OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2014

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
D. Keith Grossman	—	—	9,569	306,764
Taylor C. Harris	—	—	9,421	325,048
Niamh Pellegrini	—	—	—	—
David A. Lehman	—	—	11,811	431,407
Vasant Padmanabhan	—	—	—	—
Gerhard F. Burbach	92,104	1,171,122	53,625	1,958,232

(1)
Amounts are calculated by multiplying the number of underlying shares by the price at which shares acquired upon exercise of the stock options were sold net of the exercise price for acquiring the shares.

(2)
Amounts are calculated by multiplying the number of underlying shares vested by the fair market value of Common Stock on the date of vesting.

NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR 2014

Name	Executive Contributions in 2014 ($)(1)	Aggregate Earnings in 2014 ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at January 3, 2015 ($)(3)
D. Keith Grossman	50,000	44,790	0	483,950
Taylor C. Harris	0	0	0	0
Niamh Pellegrini	0	0	0	0
David A. Lehman	0	0	0	0
Vasant Padmanabhan	0	0	0	0
Gerhard F. Burbach	0	0	0	0

(1)
Represents the amounts that the Named Executive Officer elected to defer in 2014 under the Deferred Compensation Plan. All executive contributions are reported as either salary or non-equity incentive plan compensation in the Summary Compensation Table above.

(2)
Represents the net amounts credited to the Deferred Compensation Plan accounts of our Named Executive Officers as a result of the performance of the investment vehicles in which their accounts were deemed invested, as more fully described below.

(3)
All executive contributions included in the aggregate balance have been reported as either salary, non-equity incentive plan compensation, or bonus in the Summary Compensation Table above or Summary Compensation Tables in previous proxy statements.

        The Company's Deferred Compensation Plan is designed to allow for retirement savings above the limits imposed by the IRS for 401(k) plans on an income tax-deferred basis for members of senior management who choose to participate. Under the Company's Deferred Compensation Plan, executive officers may elect to defer up to 50% of their base salary and up to 100% of their non-equity incentive plan compensation. These deferred compensation payments are held in accounts with values indexed to the performance of selected mutual funds or money market accounts. The executive officers select the mutual funds and money market accounts in which they invest their deferred compensation payments and they may change their selection at any time. The investment options and their annual rates of return for the fiscal year ended January 3, 2015 are contained in the following table.

Name of Investment Option	Rate of Return in 2014
Alliance Bernstein Intl Val A	–6.56%
Alliance Bernstein Small/Mid	8.91%
American Funds EuroPacific Growth R5	–2.35%
Baron Growth	4.40%
BlackRock Inflation Protected Bond	2.24%
Delaware Diversified Income Instl	5.37%
Delaware Emerging Markets Instl	–8.18%
Delaware REIT Instl	29.20%
Delaware Small Cap Value	5.37%
Fidelity Advisor Mid Cap II	6.11%
JPMorgan High Yield R5	2.72%
MFS Value A	10.29%
PIMCO Commodity Real Ret Strat Instl	–18.06%
T. Rowe Price Growth Stock	8.83%
Vanguard 500 Index Inv	13.51%
Vanguard Total Intl Stock Index Inv	–4.24%
Vanguard Prime Money Market Inv	0.01%

        Executive officers may elect to receive distributions from their account at a specified time prior to termination of employment or upon termination of employment with the Company. In addition, executive officers may elect a lump sum payment or annual installments over a period of up to ten years. We do not match executive deferrals under the Deferred Compensation Plan.

 Potential Payments Upon Termination or Change of Control

        The information below describes certain compensation that would be paid under existing plans and contractual arrangements to the Named Executive Officers in the event of a termination of such executive's employment with the Company and/or change of control of the Company. The amounts shown in the table below assume that such a termination of employment and/or change of control occurred on January 2, 2015, the last business day of fiscal year 2014, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination and/or a change of control (based upon the executive's compensation and service levels as of such date and the closing price of the Company's Common Stock on January 2, 2015 of $32.62). The actual amounts to be paid out can only be determined at the time of a change of control and/or such executive's termination of employment with the Company. In addition to the benefits described below, upon any termination of employment, each of the Named Executive Officers would also be entitled to a distribution of the amount, if any, shown in the Nonqualified Deferred Compensation for Fiscal Year 2014 table above.

        The Company is currently party to either an employment agreement or separation benefits agreement with each of the Named Executive Officers, in each case, that provides for payments and benefits upon a change of control and/or certain terminations. The following is a description of the compensation payable to the Named Executive Officers in connection with a termination of employment and/or change of control under these agreements and a table summarizing the estimated payouts assuming that a termination of employment and/or change of control occurred on January 2, 2015.

        Separation Benefits Agreements with Certain Named Executive Officers.    Each of the separation benefits agreements with Messrs. Harris, Lehman and Padmanabhan and Ms. Pellegrini provides the following severance benefits in the event the executive's employment with the Company is terminated by the Company without "cause" at any time other than during the 18-month period following a "change of control": (i) a lump sum cash payment equal to one times the executive's then current annual base salary and (ii) a monthly payment, for up to twelve months, equal to the cost of any COBRA continuation coverage elected by the executive to the same extent the Company paid for such benefits prior to the executive's termination.

        Each of the separation benefits agreements also provides that if within 18 months following a "change of control," the executive's employment is terminated by the Company without "cause" or by the executive for "good reason," the executive would be entitled to the following severance benefits: (i) a lump sum cash payment equal to two times the sum of the executive's then current annual base salary plus the greatest of the executive's actual or target bonus for the year prior to termination or the executive's target bonus for the year of termination, (ii) full vesting acceleration with respect to all unvested stock options, restricted stock, restricted stock units and performance share units (which shall be deemed earned at 100% performance) held by the executive as of the date of termination and (iii) a monthly payment, for up to 12 months, equal to the cost of any COBRA continuation coverage elected by the executive to the same extent the Company paid for such benefits prior to the executive's termination. These separation benefits agreement for Mr. Lehman also provides that he will be entitled to reimbursement for any excise taxes imposed under Section 4999 of the Internal Revenue Code as well as a gross-up payment equal to any income and excise taxes payable as a result of the reimbursement for the excise taxes. Pursuant to the separation benefits agreements with each of Messrs. Harris and Padmanabhan and Ms. Pellegrini, each executive is not entitled to a gross-up payment and instead will be entitled to the greater of, on an after-tax basis, (i) the separation benefits delivered in full or (ii) the separation benefits delivered as to such lesser extent which would result in no portion of such benefits being subject to the Section 4999 excise tax.

  Grossman Employment Agreement

        Mr. Grossman's employment agreement provides that if the Company terminates Mr. Grossman's employment without "cause" or Mr. Grossman resigns for "good reason" or Mr. Grossman's employment terminates due to his death or permanent disability, in each case, outside the period of time commencing three months prior to a change of control and ending 18 months after a change of control, Mr. Grossman will be entitled to receive: (i) a cash lump sum equal to two times his base salary; (ii) up to 24 months of COBRA reimbursement; (iii) vesting acceleration of his time-based equity awards equal to the number of shares that would have vested during the period through the date of termination if the equity award had been subject to a monthly vesting schedule; and (iv) if such termination occurs one year or more following the commencement of employment and if the Company's then-applicable performance factor (measured as of the date of termination) equals or exceeds 1.0, vesting acceleration of the then-outstanding performance share units equal to a number of shares subject to such award multiplied by the then-applicable performance factor, pro-rated for the shortened performance period.

        In the event such termination occurs within the period of time commencing three months prior to a change of control and ending 18 months after a change of control, Mr. Grossman will instead be entitled to receive: (i) a cash lump sum equal to 2.5 times his base salary; (ii) a cash lump sum equal to the greatest of 2.5 times the (a) target bonus for fiscal year immediately preceding year of termination, (b) actual bonus for such prior year or (c) target bonus for the year of termination; (iii) up to 30 months of COBRA reimbursement; and (iv) 100% vesting acceleration for all equity awards, with the performance-vesting equity awards deemed earned based on an assessment of performance achievement as of the consummation of the change of control (unless such performance-vesting equity awards have converted to time-vesting equity awards as described below).

        In addition, upon a change of control, any outstanding performance share units or other performance-vesting equity award held by Mr. Grossman will convert to time-vesting equity awards covering the number of shares otherwise issuable in respect of the award based on achievement determined as of the consummation of the change of control. Such converted equity awards will vest in full at the end of the original performance period, subject to the acceleration provisions above.

  Burbach Separation Agreement

        Pursuant to the terms of the Separation Agreement, Mr. Burbach received the following severance benefits: (i) a cash lump sum equal to $1,180,000, which constitutes two times Mr. Burbach's then-current base salary; (ii) an amount equal to $86,000, which constitutes a pro-rata portion of Mr. Burbach's 2014 annual bonus; (iii) a consulting arrangement with a term through March 31, 2016 for which a $10,000 monthly consulting fee will be paid; (iv) continued vesting of all options or restricted stock units through the consulting period; (v) up to 12 months of COBRA reimbursement; and (vi) reimbursement of legal expenses related to the negotiation, preparation and execution of the Separation Agreement in the amount of $5,000.

        The employment and separation benefits agreements with the Named Executive Officers do not provide for any additional payments or benefits upon a termination of employment by the Company for any reason other than those described above.

        For purposes of the separation benefits agreements, the term "cause" generally means: (i) the executive's material misappropriation of personal property of the Company (including its subsidiaries) that is intended to result in a personal financial benefit to the executive or to members of the executive's family, (ii) the executive's conviction of, or plea of guilty or no contest to, a felony, which the Company reasonably believes has had or will have a material detrimental effect on the Company's reputation or business, (iii) the executive's act of gross negligence or willful misconduct (including but not limited to any willfully dishonest or fraudulent act or omission) taken in connection with the performance or intentional nonperformance of any of the executive's duties and responsibilities as an executive or continued neglect of the executive's duties to the Company (including its subsidiaries), or (iv) the executive's continued willful or grossly negligent failure to comply with the lawful directions of the Company after there has been delivered to the executive a written demand for performance from the Company that describes the basis for its belief that the executive has not substantially performed the executive's duties and the executive fails to cure such act or omission to the Company's reasonable satisfaction, if such act or omission is reasonably capable of being cured, no later than five (5) business days following delivery of such written demand.

        For the purposes of Mr. Grossman's employment agreement, the term "cause" generally means: (i) gross negligence or willful misconduct in the performance of Mr. Grossman's duties which has resulted or is substantially likely to result in substantial and material damage to the Company or its subsidiaries; (ii) his repeated unexplained or unjustified absence from the Company; (iii) his material and willful violation of any material federal or state law; (iv) his commission of any material act of fraud with respect to the Company; (v) his conviction of a felony or crime involving moral turpitude which causes material harm to the standing and reputation of the Company; or (vi) his material breach of the employment agreement, which breach, if reasonably capable of cure, is not cured within thirty (30) days after the notice is given, or any breach of Mr. Grossman's confidentiality agreement.

        For purposes of the separation benefits agreements with the Named Executive Officers, the term "good reason" generally means: any material reduction in the executive's duties or salary or bonus opportunity or a requirement that the executive work at a facility more than 25 miles from the Company's current headquarters; provided, however, that to be deemed a good reason termination, the executive is required to give the Company written notice describing such good reason event within 30 days after the event first occurs, such event is not corrected by the Company within 30 days after the Company's receipt of such notice and the executive terminates employment no later than 180 days after the expiration of such correction period.

        For the purposes of Mr. Grossman's employment agreement, the term "good reason" generally means: (i) a material diminution in his authority, duties, or responsibilities; (ii) a material diminution in his annual base salary or target bonus opportunity, other than a diminution ratably applied to other senior executives of the Company of no more than ten percent (10%); (iii) a material change in the geographic location at which Mr. Grossman must perform his services; (iv) any other action or inaction that constitutes a material breach of the employment agreement by the Company; or (v) a failure of a successor to assume the employment agreement; provided, however, that to be deemed a good reason termination, Mr. Grossman is required to give the Company written notice describing such good reason event within 90 days after the event first occurs and such event is not corrected by the Company within 30 days after the Company's receipt of such notice.

        For purposes of the employment and separation benefits agreements with the Named Executive Officers, the term "change of control" generally means: certain acquisitions by any person or group of 50% (or 40% for Mr. Grossman) or more of the voting power of the Company's voting securities, the consummation of a sale of all or substantially all of the Company's assets, the consummation of a merger with a third party unless the Company's shareholders hold at least 50% of the voting power of the voting securities of the resulting company, or any change over a two-year period in the composition of a majority of the Board, not including directors who are nominated or elected by a majority of the incumbent directors. The receipt of benefits following termination under these employment and separation benefits agreements is contingent upon the executive executing and not revoking a general release in favor of the Company, as well as continuing compliance with all applicable restrictive covenants, including those provided for by the employment and separation benefits agreements. Under the employment and separation benefits agreements, each Named Executive Officer agrees not to disparage the Company during and after the term of the applicable agreement.

Potential Payments upon Termination or Change of Control Table

        The table below sets forth the estimated value of the potential payments to each of the Named Executive Officers, assuming (a) the executive's employment had terminated on January 2, 2015 and not in connection with a change of control, (b) the executive's employment had terminated on January 2, 2015, and that a change of control of the Company also occurred on that date, and (c) a change of control of the Company occurred on January 2, 2015, but the executive's employment was not terminated. For information on the accrued amounts payable under the Deferred Compensation Plan, see the "Nonqualified Deferred Compensation" table in this Proxy Statement. The actual amounts of payment and benefits that would be provided can only be determined at the time of a change of control and/or the executive's termination of employment with the Company.

Name/Benefit	Termination Without Cause (No Change of Control)	Termination Without Cause or For Good Reason in Connection with a Change of Control
D. Keith Grossman
Termination payment (salary and/or bonus)	$1,400,000	$3,500,000
Termination payment (COBRA)	$34,725	$43,407
Vesting of stock options(1)	—	—
Vesting of restricted stock units(2)	$410,868	$4,397,567
Vesting of performance share units(3)	—	$6,128,222
Excise tax and gross-up payment	—	—
Total	$1,845,593	$14,069,196
Taylor C. Harris
Termination payment (salary and/or bonus)	$340,340	$1,089,088
Termination payment (COBRA)	$25,900	$25,900
Vesting of stock options(1)	—	$7,677
Vesting of restricted stock units(2)	—	$929,768
Vesting of performance share units(3)	—	$181,139
Excise tax and gross-up payment	—	—
Total	$366,240	$2,233,571
Niamh Pellegrini
Termination payment (salary and/or bonus)	$360,000	$1,224,000
Termination payment (COBRA)	$24,214	$24,214
Vesting of stock options(1)	—	$510,822
Vesting of restricted stock(2)	—	$900,345
Vesting of performance share units(3)	—	—
Excise tax and gross-up payment	—	—
Total	$384,214	$2,659,381
David A. Lehman
Termination payment (salary and/or bonus)	$350,793	$1,122,538
Termination payment (COBRA)	$25,985	$25,985
Vesting of stock options(1)	—	$39,900
Vesting of restricted stock(2)	—	$891,635
Vesting of performance share units(3)	—	$158,501
Excise tax and gross-up payment	—	—
Total	$376,778	$2,238,558

Name/Benefit	Termination Without Cause (No Change of Control)	Termination Without Cause or For Good Reason in Connection with a Change of Control
Vasant Padmanabhan
Termination payment (salary and/or bonus)	$335,000	$1,072,000
Termination payment (COBRA)	$23,694	$23,694
Vesting of stock options(1)	—	—
Vesting of restricted stock(2)	—	$591,531
Vesting of performance share units(3)	—	—
Excise tax and gross-up payment	—	—
Total	$358,694	$1,687,226

(1)
These amounts are calculated assuming that the market price per share of the Company's Common Stock on the date of termination of employment was equal to the fair market value of the Common Stock on January 2, 2015 ($32.62) and are based upon the difference between $32.62 and the exercise price of the options held by the Named Executive Officer.

(2)
These amounts are calculated assuming that the market price per share of the Company's Common Stock on the date of termination of employment was equal to the fair market value of the Common Stock on January 2, 2015 ($32.62).

(3)
These amounts are calculated assuming that the market price per share of the Company's Common Stock on the date of termination of employment was equal to the fair market value of the Common Stock on January 2, 2015 ($32.62). Consistent with the separation benefits agreement with each Named Executive Officer (other than Mr. Grossman), the performance share units are deemed earned at 100% performance. Pursuant to Mr. Grossman's employment agreement, in the event of termination in connection with a change of control, the number of performance share units deemed earned would be based on an assessment of performance achievement as of the consummation of the change of control (to the extent such performance share units had not converted to time-vesting RSUs in connection with such change of control); for purposes of this table, performance achievement has been assumed to be 100% achievement.

        Mr. Burbach resigned from the Company effective September 22, 2014. In connection with Mr. Burbach's resignation, the Company paid Mr. Burbach $1,180,000, which represented two times his base salary in effect as of his termination of employment, plus $86,000, which constituted a pro-rata portion of Mr. Burbach's estimated 2014 annual bonus. The Company is paying Mr. Burbach's portion of COBRA continuation coverage elected by Mr. Burbach in the monthly amount of $1,975. Following his resignation, Mr. Burbach remained as a consultant to provide transition services to the Company through March 31, 2016 and is paid a consulting fee of $10,000 per month. No options or restricted stock units were accelerated in connection with Mr. Burbach's resignation, but will continue to vest through the end of Mr. Burbach's consulting period. Mr. Burbach's performance share units were automatically forfeited as of the date of his resignation.

 REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS1

        In accordance with its written charter adopted by the Board, the Compensation Committee has oversight of the Company's overall compensation structure, policies and programs. In discharging its oversight responsibility, the Compensation Committee has retained an independent compensation consultant to advise the Compensation Committee regarding market and general compensation trends.

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management.

        Based on the review and discussions with management referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement on Schedule 14A for filing with the SEC.

Submitted By: The Compensation Committee
Paul A. LaViolette, Chairman Steven H. Collis William A. Hawkins, III

1
The Compensation Committee Report will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that our Company specifically incorporates such report by reference, and such report will not otherwise be deemed to be soliciting material to be filed under such Acts.

 CERTAIN TRANSACTIONS

Review and Approval of Transactions with Related Persons

        The Company has adopted a written policy for approval of transactions between the Company and its directors, director nominees, executive officers, greater-than-5% beneficial owners, and their respective immediate family members, where the amount involved in the transaction exceeds or is expected to exceed $100,000 in a single calendar year.

        The policy provides that the Audit Committee reviews certain transactions subject to the policy and determines whether or not to approve or ratify those transactions. In doing so, the Audit Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms that are no less favorable to the Company than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person's interest in the transaction. In addition, the Board has delegated authority to the chair of the Audit Committee to pre-approve or ratify transactions where the aggregate amount involved is expected to be less than $100,000. A summary of any new transactions pre-approved by the chair is provided to the full Audit Committee for its review in connection with each regularly scheduled Audit Committee meeting.

        The Audit Committee has considered and adopted standing pre-approvals under the policy for limited transactions with related persons. Pre-approved transactions include:

  •
  Business transactions with other companies at which a related person's only relationship is as an employee (other than an executive officer), director or less-than-10% beneficial owner if the amount of business falls below the thresholds in the NASDAQ's listing standards and the Company's director independence standards.

  •
  Contributions to non-profit organizations at which a related person's only relationship is as an employee (other than an executive officer) or director if the aggregate amount involved is less than $100,000 or 2% of the organization's consolidated gross annual revenues, whichever is lesser.

  •
  Compensation of a named executive officer or director of the Company as required to be reported under Item 402 of Regulation S-K; or if the executive officer is not an immediate family member of another executive officer or director of the Company, the related compensation would be reported under Item 402 if the executive officer was a "named executive officer," and the Company's Compensation Committee approved such compensation.

  •
  Any transaction where the related person's interest arises solely from the ownership of the Company's Common Stock and all holders of the Company's Common Stock received the same benefit on a pro rata basis (e.g. dividends).

At least annually, a summary of new transactions covered by the standing pre-approvals described above is provided to the Audit Committee for its review.

Transactions with Related Persons

        Since December 29, 2013, there has not been, nor is there currently planned, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $100,000 and in which any director, nominee for director, executive officer or holder of more than 5% of our capital stock or any member of their immediate families had or will have a direct or indirect material interest other than the compensatory transactions described above.

Indemnification Agreements

        We have entered into indemnification agreements with our directors and certain of our officers. We believe the indemnification agreements assist us in attracting and retaining qualified individuals to serve as directors and officers of our Company. The indemnification agreements provide that the Company will indemnify an officer or director to the maximum extent permitted under California law and prohibit us from terminating our indemnification obligations as to the acts of any officer or director occurring before his or her termination.

AVAILABLE INFORMATION

        A copy of Thoratec's Annual Report on Form 10-K for the fiscal year ended January 3, 2015, which accompanies this Proxy Statement, is available, without charge, upon written request to: Investor Relations, Thoratec Corporation, 6035 Stoneridge Drive, Pleasanton, CA 94588. Additional information concerning Thoratec, including its reports and other submissions filed with the SEC, is available on our website, www.thoratec.com. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

OTHER MATTERS

Deadline for Receipt of Shareholder Proposals

        Pursuant to Rule 14a-8 of the Exchange Act, proposals of our shareholders that they intend to present at our 2016 annual meeting of shareholders must be received by us no later than November 25, 2015 in order to be included in the proxy statement and form of proxy relating to that meeting. Pursuant to the Company's By-Laws, shareholders who wish to submit a proposal or a nomination for director that is not to be included in the Company's proxy statement and form of proxy for the 2016 annual meeting must ensure that such nomination is received by the Company not later than February 5, 2016, nor earlier than January 6, 2016. The submission of a shareholder proposal does not guarantee that it will be included in the Company's proxy statement or form of proxy card. Shareholders are also advised to review the Company's By-Laws, which contain additional requirements with respect to advance notice of shareholder proposals and director nominations.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Such officers, directors and ten percent shareholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.

        Based solely on our review of copies of such reports received by us, we believe that during the fiscal year ended January 3, 2015 all Section 16(a) filing requirements applicable to our officers, directors and ten percent shareholders were satisfied, except that, as a result of a change in filing codes, Mr. LaViolette filed after the due date a report of the sale of shares of our Common Stock sold pursuant to a Sales Plan intended to comply with the requirements of Rule 10b5-1(c)(1) under the Securities Exchange Act 1934, as amended.

Other Matters

        We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board may recommend.

        It is important that your stock be represented at the Annual Meeting, regardless of the number of shares that you hold. Therefore, you are urged to execute and return the proxy card in the envelope that has been provided to those shareholders receiving paper copies of the proxy materials or vote by telephone or through the Internet according to the instructions included with the proxy card and the Notice of Internet Availability of Proxy Materials.

For the Board of Directors

DAVID A. LEHMAN Senior Vice President, General Counsel and Secretary

Pleasanton, California
March 24, 2015

 Appendix A

THORATEC CORPORATION
AMENDED AND RESTATED 2006 INCENTIVE STOCK PLAN
Approved by the Shareholders on May 25, 2006
Amended and Restated by the Board on May 25, 2006 and April 7, 2008
Approved by the Shareholders on May 20, 2008
Amended and Restated by the Board on May 20, 2008 and March 2, 2010
Approved by the Shareholders on May 19, 2010
Amended and Restated by the Board on December 7, 2011 and March 8, 2012
Approved by the Shareholders on May 23, 2012
Amended and Restated by the Board on March 13, 2014
Approved by the Shareholders on May 21, 2014
Amended and Restated by the Board on March 14, 2015
Approved by the Shareholders on [                    ], 2015

ARTICLE 1. PURPOSES

        1.1    Eligible Award Recipients.    The persons eligible to receive Awards are the Employees, Directors, and Consultants of the Company and its Affiliates.

        1.2    Available Awards.    The types of stock awards that may be granted under this Plan shall be: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Bonuses, (iv) Restricted Stock Purchase Rights, (v) Stock Appreciation Rights, (vi) Phantom Stock Units, (vii) Restricted Stock Units, (viii) Performance Share Bonuses, (ix) Performance Share Units, and (x) Other Stock or Cash Based Awards.

        1.3    General Purpose.    The Company, by means of this Plan, which amends and restates in its entirety the Thoratec Corporation 2006 Incentive Stock Plan approved by the shareholders of the Company as of May 23, 2012 and continues to serve as the successor to the Company's 1997 Stock Option Plan ("1997 Plan"), the Company's 1996 Stock Option Plan ("1996 Plan"), and the Company's Nonemployee Directors Stock Option Plan ("Directors 1996 Plan"), seeks to create incentives for eligible Employees (including officers), Directors, and Consultants of the Company, through their participation in the growth in value of the Common Stock of the Company, to accept or continue their employment or other service relationship with the Company, increase their interest in the Company's welfare, and improve the operations and increase the profits of the Company. The Plan serves as a replacement for the 1997 Plan, the 1996 Plan, and the Directors 1996 Plan. Stock awards granted under any of these plans shall continue to be governed by the terms of the plan under which the stock award was granted that were in effect on the date of grant of such award.

ARTICLE 2. DEFINITIONS

        2.1   "Affiliate" means a parent or subsidiary of the Company, with "parent" meaning an entity that controls the Company directly or indirectly, through one or more intermediaries, and "subsidiary" meaning an entity that is controlled by the Company directly or indirectly, through one or more intermediaries. Solely with respect to the granting of any Incentive Stock Options, Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        2.2   "Applicable Accounting Standards" means Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company's financial statements under United States federal securities laws from time to time.

        2.3   "Award" means any Option award, Restricted Stock Bonus award, Restricted Stock Purchase Right award, Stock Appreciation Right award, Phantom Stock Unit award, Restricted Stock Unit award, Performance Share Bonus award, Performance Share Unit award, or Other Stock or Cash Based Award. These Awards may include, but are not limited to those listed in Section 1.2.

        2.4   "Award Agreement" means a written agreement, including an Option Agreement, between the Company and a holder of an Award setting forth the terms and conditions of an individual Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

        2.5   "Beneficial Owner" means the definition given in Rule 13d-3 promulgated under the Exchange Act.

        2.6   "Board" means the Board of Directors of the Company.

        2.7   "Change of Control" means the occurrence of any of the following events:

          (a)   Any person or group is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise;

          (b)   The sale, exchange, lease or other disposition of all or substantially all of the assets of the Company to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act;

          (c)   A merger or consolidation or similar transaction involving the Company;

          (d)   A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the Directors are Incumbent Directors; or

          (e)   A dissolution or liquidation of the Company.

        2.8   "Code" means the Internal Revenue Code of 1986, as amended.

        2.9   "Committee" means a committee of one or more members of the Board (or officers who are not members of the Board to the extent allowed by law) appointed by the Board in accordance with Section 3.3 of the Plan.

        2.10 "Common Stock" means the common shares of the Company.

        2.11 "Company" means Thoratec Corporation, a California corporation.

        2.12 "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the board of directors of an Affiliate. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as a Director or Directors who are compensated by the Company solely for their services as a Director.

        2.13 "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director, or Consultant is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant, or Director, or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Company or an Affiliate, including sick leave, military leave, or any other personal leave.

        2.14 "Covered Employee" means any Employee who is, or could become, a "covered employee" within the meaning of Section 162(m) of the Code.

        2.15 "Director" means a member of the Board of Directors of the Company.

        2.16 "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code for all Incentive Stock Options. For all other Awards, "Disability" means physical or mental incapacitation such that for a period of six (6) consecutive months or for an aggregate of nine (9) months in any twenty-four (24) consecutive month period, a person is unable to substantially perform his or her duties. Any question as to the existence of that person's physical or mental incapacitation as to which the person or person's representative and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the person and the Company. If the person and the Company or an Affiliate cannot agree as to a qualified independent physician, each shall appoint such a physician and those two (2) physicians shall select a third (3rd) who shall make such determination in writing. The determination of Disability made in writing to the Company or an Affiliate and the person shall be final and conclusive for all purposes of the Awards.

        2.17 "Employee" means any person employed by the Company or an Affiliate. Service as a Director or compensation by the Company or an Affiliate solely for services as a Director shall not be sufficient to constitute "employment" by the Company or an Affiliate.

        2.18 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.19 "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

          (a)   If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no such sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

          (b)   If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

          (c)   In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

        2.20 "Full-Value Award" shall mean any Award granted pursuant to the Plan, other than an Option or Stock Appreciation Right, that may be settled in shares of Common Stock.

        2.21 "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        2.22 "Incumbent Directors" shall mean Directors who either (i) are Directors of the Company as of the date the Plan first becomes effective pursuant to Article 17 hereof or (ii) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those Directors whose election or nomination was not in connection with any transaction described in subsections (a), (b), or (c) of Section 2.7, or in connection with an actual or threatened proxy contest relating to the election of Directors to the Company.

        2.23 "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        2.24 "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        2.25 "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        2.26 "Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

        2.27 "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        2.28 "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        2.29 "Other Stock or Cash Based Award" shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, shares of Common Stock or a combination of both, awarded under Section 8.8, which may include, without limitation, deferred stock, deferred stock units, stock payments and performance awards.

        2.30 "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director; or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        2.31 "Participant" means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

        2.32 "Performance-Based Compensation" means any compensation that is intended to qualify as "performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

        2.33 "Performance Criteria" means the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

          (a)   The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) net earnings or losses (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue or sales or revenue growth; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or income (either before or after taxes); (vi) adjusted operating earnings or income (either before or after taxes); (vii) cash flow (including, but not limited to, operating cash flow and free cash flow); (viii) return on assets; (ix) return on capital (or invested capital) and cost of capital; (x) return on stockholders' equity; (xi) total stockholder return; (xii) return on sales; (xiii) gross or net profit or operating margin; (xiv) costs, reductions in costs and cost control measures; (xv) expenses; (xvi) working capital; (xvii) earnings or loss per share; (xviii) adjusted earnings or loss per share; (xix) price per share or dividends per share (or appreciation in and/or maintenance of such price or dividends); (xx) regulatory achievements or compliance (including, without limitation, regulatory body approval for commercialization of a product); (xxi) implementation or completion of critical projects; (xxii) market share; and (xxiii) economic value, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

          (b)   The Committee, in its sole discretion, may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include, but are not limited to, one or more of the following: (i) items related to a change in Applicable Accounting Standards; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the sale or disposition of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company's core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xix) items attributable to expenses incurred in connection with a reduction in force or early retirement initiative; or (xx) items relating to any other unusual or nonrecurring events or changes in applicable law, Applicable Accounting Standards or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

        2.34 "Performance Goals" means, for a Performance Period, one or more goals established in writing by the Committee for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a subsidiary, division, business unit, or an individual. The achievement of each Performance Goal shall be determined, to the extent applicable, with reference to Applicable Accounting Standards.

        2.35 "Performance Period" means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, vesting of, and/or the payment in respect of, an Award.

        2.36 "Performance Share Bonus" means a grant of shares of the Company's Common Stock not requiring a Participant to pay any amount of monetary consideration, and which grant is subject to the provisions of Section 8.6 of the Plan.

        2.37 "Performance Share Unit" means the right to receive the value of one (1) share of the Company's Common Stock at the time the Performance Share Unit vests, with the further right to elect to defer receipt of that value otherwise deliverable upon the vesting of an award of Performance Share Units to the extent permitted in the Participant's Award Agreement. These Performance Share Units are subject to the provisions of Section 8.7 of the Plan.

        2.38 "Phantom Stock Unit" means the right to receive the value of one (1) share of the Company's Common Stock, subject to the provisions of Section 8.4 of the Plan.

        2.39 "Plan" means this Thoratec Corporation Amended and Restated 2006 Incentive Stock Plan, as it may be amended from time to time.

        2.40 "Restricted Stock Bonus" means a grant of shares of the Company's Common Stock not requiring a Participant to pay any amount of monetary consideration, and which grant is subject to the provisions of Section 8.1 of the Plan.

        2.41 "Restricted Stock Purchase Right" means the right to acquire shares of the Company's Common Stock upon the payment of the agreed-upon monetary consideration, subject to the provisions of Section 8.2 of the Plan.

        2.42 "Restricted Stock Unit" means the right to receive the value of one (1) share of the Company's Common Stock at the time the Restricted Stock Unit vests, with the further right to elect to defer receipt of that value otherwise deliverable upon the vesting of an award of restricted stock to the extent permitted in the Participant's agreement. These Restricted Stock Units are subject to the provisions of Section 8.5 of the Plan.

        2.43 "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        2.44 "Securities Act" means the Securities Act of 1933, as amended.

        2.45 "Stock Appreciation Right" means the right to receive an amount equal to the Fair Market Value of one (1) share of the Company's Common Stock on the day the Stock Appreciation Right is redeemed, reduced by the deemed exercise price or base price of such right, subject to the provisions of Section 8.3 of the Plan.

        2.46 "Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

ARTICLE 3. ADMINISTRATION

        3.1    Administration by Board.    The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3.3.

        3.2    Powers of Board.    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (a)   To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to an Award; and the number of shares of Common Stock with respect to which an Award shall be granted to each such person.

          (b)   To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (c)   To amend the Plan or an Award as provided in Section 15 of the Plan.

          (d)   Generally, to exercise such powers and to perform such acts as the Board deems necessary, desirable, convenient or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

          (e)   To adopt sub-plans and/or special provisions applicable to Awards regulated by the laws of a jurisdiction other than and outside of the United States. Such sub-plans and/or special provisions may take precedence over other provisions of the Plan, with the exception of Section 4 of the Plan, but unless otherwise superseded by the terms of such sub-plans and/or special provisions, the provisions of the Plan shall govern.

          (f)    To authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Board.

          (g)   To determine whether Awards will be settled in shares of Common Stock, cash or in any combination thereof.

          (h)   To determine whether Awards will be adjusted for Dividend Equivalents, with "Dividend Equivalents" meaning a credit, made at the discretion of the Board, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an Award held by such Participant.

          (i)    To establish a program whereby Participants designated by the Board can reduce compensation otherwise payable in cash in exchange for Awards under the Plan.

          (j)    To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock issued as a result of or under an Award, including, without limitation, (A) restrictions under an insider trading policy and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

          (k)   To provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of shares of Common Stock, cash or a combination thereof, the amount of which is determined by reference to the value of the Award.

        3.3    Delegation to Committee.

          (a)    General.    The Board may delegate administration of the Plan to a Committee or Committees consisting of one or more members of the Board or one or more officers of the Company who are not members of the Board (to the extent allowed by law), and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee also may exercise, in connection with the administration of the Plan, any of the powers and authority granted to the Board under the Plan, and the Committee may delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee, as applicable), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

          (b)    Committee Composition.    To the extent necessary to comply with Rule 16b-3 of the Exchange Act, and with respect to Awards that are intended to be Performance-Based Compensation, including Options and Stock Appreciation Rights, the Committee shall take all action with respect to such Awards, and the individuals taking such action shall consist solely of two or more Directors, each of whom is intended to qualify as both a Non-Employee Director as defined by Rule 16b-3 of the Exchange Act or any successor rule and an Outside Director for purposes of Section 162(m) of the Code. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more individuals who are not Outside Directors the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more individuals who are not Non-Employee Directors the authority to grant Awards to eligible persons who are either (a) not then subject to Section 16 of the Exchange Act or (b) receiving an Award as to which the Board or Committee elects not to comply with Rule 16b-3 by having two or more Non-Employee Directors grant such Award.

        3.4    Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

        3.5    Compliance with Section 16 of Exchange Act.    With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with the applicable conditions of Rule 16b-3, or any successor rule thereto. To the extent any provision of this Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board. Notwithstanding the above, it shall be the responsibility of such persons, not of the Company or the Board, to comply with the requirements of Section 16 of the Exchange Act; and neither the Company nor the Board shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3 or any successor rule thereto, or if any person incurs any liability under Section 16 of the Exchange Act.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

        4.1    Share Reserve.    Subject to the provisions of Section 14 of the Plan relating to adjustments upon changes in Common Stock, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Awards shall not exceed Fifteen Million Seven Hundred Fifty Thousand (15,750,000) shares of Common Stock ("Share Reserve"); provided that from May 20, 2008 until May 18, 2010, (i) each share of Common Stock issued pursuant to a Full-Value Award shall reduce the Share Reserve by one and seventy-four hundredths (1.74) shares and (ii) each share of Common Stock issued pursuant to an Award other than a Full-Value Award shall reduce the Share Reserve by one (1) share; and provided further that from and after May 19, 2010, (i) each share of Common Stock issued pursuant to a Full-Value Award shall reduce the Share Reserve by one and seven tenths (1.7) shares and (ii) each share of Common Stock issued pursuant to an Award other than a Full-Value Award shall reduce the Share Reserve by one (1) share. To the extent that a distribution pursuant to an Award is made in cash, the Share Reserve shall be reduced by the number of shares of Common Stock subject to the redeemed or exercised portion of the Award. Notwithstanding any other provision of the Plan to the contrary, the maximum aggregate number of shares of Common Stock that may be issued under the Plan pursuant to Incentive Stock Options is Fifteen Million Seven Hundred Fifty Thousand (15,750,000) shares of Common Stock ("ISO Limit"), subject to the adjustments provided for in Section 14 of the Plan. No more than an aggregate of five percent (5%) of the initial Share Reserve at the time of the adoption of this Plan and five percent (5%) of any increase in the Share Reserve as may be approved by the shareholders of the Company from time to time may be granted under

Accelerated Vesting Restricted Stock Bonuses and Accelerated Vesting Restricted Stock Units (as defined in Sections 8.1(b) and 8.5(b), respectively).

        4.2    Reversion of Shares to the Share Reserve.

          (a)   If any Award granted under this Plan shall for any reason (A) expire, be cancelled or otherwise terminate, in whole or in part, without having been exercised or redeemed in full, (B) be reacquired by the Company prior to vesting, or (C) be repurchased at cost by the Company prior to vesting, the shares of Common Stock not acquired by Participant under such Award shall revert or be added to the Share Reserve and become available for issuance under the Plan; provided, however, that shares of Common Stock shall not revert or be added to the Share Reserve that are (a) tendered in payment of an Option, or (b) repurchased by the Company with Option proceeds, and provided, further, that shares of Common Stock covered by a Stock Appreciation Right, to the extent that it is exercised and settled in shares of Common Stock, and whether or not shares of Common Stock are actually issued to the Participant upon exercise of the Stock Appreciation Right, shall be considered issued or transferred pursuant to the Plan. In addition, notwithstanding anything herein to the contrary, any shares of Common Stock tendered or withheld to satisfy any tax withholding obligation with respect to a Full-Value Award shall be added back to the Share Reserve. For shares that revert or are added to the Share Reserve as provided above, the Share Reserve shall be increased by (i) one and seven tenths (1.7) shares for each share of Common Stock underlying a Full-Value Award and (ii) one (1) share for each share of Common Stock underlying an Award other than a Full-Value Award.

          (b)   Shares of Common Stock that are not acquired by a holder of a stock award granted under the 1997 Plan, the 1996 Plan, or the Directors 1996 Plan shall not revert or be added to the Share Reserve or become available for issuance under the Plan.

        4.3    Source of Shares.    The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

ARTICLE 5. ELIGIBILITY

        5.1    Eligibility for Specific Awards.    Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants.

        5.2    Ten Percent Shareholders.    A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

        5.3    Annual Section 162(m) Limitation.    Subject to the provisions of Section 14 of the Plan relating to adjustments upon changes in the shares of Common Stock, the maximum aggregate number of shares of Common Stock with respect to one or more Awards that may be granted to any one person during any calendar year shall be One Million (1,000,000), and the maximum aggregate amount of cash that may be paid to any one person during any calendar year with respect to one or more Awards payable in cash shall be Five Million Dollars ($5,000,000).

        5.4    Non-Employee Director Limitation.    The maximum aggregate value of awards (with such value determined as of the date of grant under Applicable Accounting Standards) that may be granted to any Non-Employee Director during any calendar year shall be $750,000.

        5.5    Consultants.

          (a)   A Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (1) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (2) that such grant complies with the securities laws of all other relevant jurisdictions.

          (b)   Form S-8 generally is available to consultants and advisors only if (A) they are natural persons; (B) they provide bona fide services to the issuer, its parents, or its majority owned subsidiaries; and (C) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer's securities.

ARTICLE 6. OPTION PROVISIONS

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased upon exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        6.1    Term.    Subject to the provisions of Section 5.2 of the Plan regarding grants of Incentive Stock Options to Ten Percent Shareholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

        6.2    Exercise Price of an Incentive Stock Option.    Subject to the provisions of Section 5.2 of the Plan regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        6.3    Exercise Price of a Nonstatutory Stock Option.    The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

        Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        6.4    Consideration.    The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or by check at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option): (1) by delivery to the Company of other Common Stock, (2) pursuant to a "same day sale" program to the extent permitted by law, (3) reduction of the Company's liability to the Optionholder, (4) a reduction in the number of shares of Common Stock otherwise issuable upon the exercise of the Option, (5) by any other form of consideration permitted by law, but in no event shall a promissory note or other form of deferred payment constitute a permissible form of consideration for an Option granted under the Plan, or (6) by some combination of the foregoing. In the absence of a provision to the contrary in the individual

Optionholder's Option Agreement, payment for Common Stock pursuant to an Option may only be made in the form of cash, check, or pursuant to a "same day sale" program.

        6.5    Transferability of an Incentive Stock Option.    An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        6.6    Transferability of a Nonstatutory Stock Option.    A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        6.7    Vesting Generally.    Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Board. The vesting provisions of individual Options may vary. If vesting is based on the Participant's Continuous Service, such Options shall not fully vest in less than three (3) years. If vesting is based on the achievement of performance criteria, such Options shall not fully vest in less than one (1) year. The provisions of this Section 6.7 are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised. Notwithstanding the foregoing provisions of this Section 6.7, Options granted in recognition of a Participant's long-term Continuous Service may vest fully in periods shorter than those described above or may be fully vested upon grant.

        6.8    Termination of Continuous Service.    In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time as is specified in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. In the absence of a provision to the contrary in the individual Optionholder's Option Agreement, the Option shall remain exercisable for three (3) months following the termination of the Optionholder's Continuous Service.

        6.9    Extension of Termination Date.    An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or other applicable securities law, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements or other applicable securities law. The provisions of this Section 6.9 notwithstanding, in the event that a sale of the shares of Common Stock received upon exercise of his or her Option would subject the Optionholder to liability under Section 16(b) of the Exchange Act, then the Option will terminate on the earlier of (1) the fifteenth (15th) day after the last date upon which such sale would result in liability, or (2) two hundred ten (210) days following the date of termination of the Optionholder's employment or other service to the Company (and in no event later than the expiration of the term of the Option).

        6.10    Disability of Optionholder.    In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option to the extent that the Optionholder was entitled to exercise such Option as of the date of termination, but only within such period of time as is specified in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. In the absence of a provision to the contrary in the individual Optionholder's Option Agreement, the Option shall remain exercisable for twelve (12) months following such termination.

        6.11    Death of Optionholder.    In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death pursuant to Section 6.5 or 6.6 of the Plan, but only within such period of time as is specified in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, after death, the Option is not exercised within the time specified in the Option Agreement, the Option shall terminate. In the absence of a provision to the contrary in the individual Optionholder's Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionholder's death.

        6.12    Early Exercise Generally Not Permitted.    The Company's general policy is not to allow the Optionholder to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the vesting of the Option. If, however, an Option Agreement does permit such early exercise, any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

ARTICLE 7. NON-EMPLOYEE DIRECTORS STOCK AWARDS

        7.1    Non-Employee Director Awards.    The Board may grant Awards to Non-Employee Directors, subject to the limitations of the Plan, pursuant to a written non-discretionary formula established by the Committee, or any successor committee thereto carrying out its responsibilities on the date of grant of any such Award (the "Non-Employee Director Equity Compensation Policy"). The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of shares of Common Stock to be subject to such Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Committee (or such other successor committee as described above) shall determine in its discretion.

ARTICLE 8. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS

        8.1    Restricted Stock Bonus Awards.    Each Restricted Stock Bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Restricted Stock Bonuses shall be paid by the Company in shares of the Common Stock of the Company. The terms and conditions of Restricted Stock Bonus agreements may change from time to time, and the terms and conditions of separate Restricted Stock Bonus agreements need not be identical, but each Restricted Stock Bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (a)    Consideration.    A Restricted Stock Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit; provided, however, that in the case of a Restricted Stock Bonus to be made to a new Employee, Director, or Consultant who has not performed prior services for the Company, the Restricted Stock Bonus will not be awarded until the Board determines that such person has rendered services to the Company for a sufficient period of time to ensure proper issuance of the shares in compliance with the California Corporations Code.

          (b)    Vesting.    Vesting shall generally be based on the Participant's Continuous Service. Shares of Common Stock awarded under the Restricted Stock Bonus agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board. Absent a provision to the contrary in the Participant's Restricted Stock Bonus agreement, so long as the Participant remains in Continuous Service with the Company, a Restricted Stock Bonus granted to the Participant shall vest as to one fourth (1/4) of the total Restricted Stock Bonus award on each annual anniversary of the grant date, such that the Restricted Stock Bonus is fully vested after four (4) years of Continuous Service from the grant date. If vesting is based on the Participant's Continuous Service, such Restricted Stock Bonus shall not fully vest in less than three (3) years. If vesting is based on the achievement of performance criteria, such Restricted Stock Bonus shall not fully vest in less than one (1) year. Notwithstanding the foregoing provisions of this Section 8.1(b), a Restricted Stock Bonus granted in recognition of a Participant's long-term Continuous Service may vest fully in periods shorter than those described above or may be fully vested upon grant ("Accelerated Vesting Restricted Stock Bonuses"), subject to provisions of the last sentence of Section 4.1.

          (c)    Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company shall automatically reacquire without cost any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Bonus agreement.

          (d)    Transferability.    Rights to acquire shares of Common Stock under the Restricted Stock Bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Bonus agreement remains subject to the terms of the Restricted Stock Bonus agreement.

        8.2    Restricted Stock Purchase Awards.    Each Restricted Stock Purchase Right agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the Restricted Stock Purchase Right agreements may change from time to time, and the terms and conditions of separate Restricted Stock Purchase Right agreements need not be identical, but each Restricted Stock Purchase Right agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (a)    Purchase Price.    The purchase price under each Restricted Stock Purchase Right agreement shall be such amount as the Board shall determine and designate in such Restricted Stock Purchase Right agreement. The purchase price shall not be less than one hundred percent (100%) of the Common Stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

          (b)    Consideration.    The purchase price of Common Stock acquired pursuant to the Restricted Stock Purchase Right agreement shall be paid either: (A) in cash or by check at the time of purchase; or (B) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant to the extent permitted by law.

          (c)    Vesting.    The Board shall determine the criteria under which shares of Common Stock under the Restricted Stock Purchase Right agreement may vest; the criteria may or may not include performance criteria or Continuous Service. Shares of Common Stock acquired under the Restricted Stock Purchase Right agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (d)    Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company may repurchase any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Purchase Right agreement.

          (e)    Transferability.    Rights to acquire shares of Common Stock under the Restricted Stock Purchase Right agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Purchase Right agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Purchase Right agreement remains subject to the terms of the Restricted Stock Purchase Right agreement.

          (f)    Term.    No Restricted Stock Purchase Right shall be exercisable after the expiration of ten (10) years from the date it was granted.

        8.3    Stock Appreciation Rights.    Two types of Stock Appreciation Rights ("SARs") shall be authorized for issuance under the Plan: (1) stand-alone SARs and (2) stapled SARs.

          (a)    Stand-Alone SARs.    The following terms and conditions shall govern the grant and redeemability of stand-alone SARs:

              (i)  The stand-alone SAR shall cover a specified number of underlying shares of Common Stock and shall be redeemable upon such terms and conditions as the Board may establish. Upon redemption of the stand-alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (i) the aggregate Fair Market Value (on the redemption date) of the shares of Common Stock underlying the redeemed right over (ii) the aggregate base price in effect for those shares.

             (ii)  The number of shares of Common Stock underlying each stand-alone SAR and the base price in effect for those shares shall be determined by the Board in its sole discretion at the time the stand-alone SAR is granted. In no event, however, may the base price per share be less than one hundred percent (100%) of the Fair Market Value per underlying share of Common Stock on the grant date.

            (iii)  The distribution with respect to any redeemed stand-alone SAR may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

          (b)    Stapled SARs.    The following terms and conditions shall govern the grant and redemption of stapled SARs:

              (i)  Stapled SARs may only be granted concurrently with an Option to acquire the same number of shares of Common Stock as the number of such shares underlying the stapled SARs.

             (ii)  Stapled SARs shall be redeemable upon such terms and conditions as the Board may establish and shall grant a holder the right to elect among (i) the exercise of the concurrently granted Option for shares of Common Stock, whereupon the number of shares of Common Stock subject to the stapled SARs shall be reduced by an equivalent number, (ii) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value (on the redemption date) of the number of vested shares which the holder redeems over the aggregate base price for such vested shares, whereupon the number of shares of Common Stock subject to the concurrently granted Option shall be reduced by any equivalent number, or (iii) a combination of (i) and (ii).

            (iii)  The distribution to which the holder of stapled SARs shall become entitled under this Section 8 upon the redemption of stapled SARs as described in Section 8.3(b)(ii) above may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

          (c)    Term.    No SAR shall be exercisable after the expiration of ten (10) years from the date it was granted.

        8.4    Phantom Stock Units.    The following terms and conditions shall govern the grant and redeemability of Phantom Stock Units:

          (a)   Phantom Stock Unit awards shall be redeemable by the Participant upon such terms and conditions as the Board may establish. The value of a single Phantom Stock Unit shall be equal to the Fair Market Value of a share of Common Stock, unless the Board otherwise provides in the terms of the Award Agreement.

          (b)   The distribution with respect to any exercised Phantom Stock Unit award may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

        8.5    Restricted Stock Units.    The following terms and conditions shall govern the grant and redeemability of Restricted Stock Units:

        A Restricted Stock Unit is the right to receive the value of one (1) share of the Company's Common Stock at the time the Restricted Stock Unit vests. To the extent permitted by the Board in the terms of his or her Restricted Stock Unit agreement, a Participant may elect to defer receipt of the value of the shares of Common Stock otherwise deliverable upon the vesting of an award of Restricted Stock Units, so long as such deferral election complies with applicable law, including Section 409A of the Code and, to the extent applicable, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). An election to defer such delivery shall be irrevocable and shall be made in writing on a form acceptable to the Company. The election form shall be filed prior to the vesting date of such Restricted Stock Units in a manner determined by the Board. When the Participant vests in such Restricted Stock Units, the Participant will be credited with a number of Restricted Stock Units equal to the number of shares of Common Stock for which delivery is deferred. Restricted Stock Units may be paid by the Company by delivery of shares of Common Stock, in cash, or a combination thereof, as the Board shall in its sole discretion deem appropriate, in accordance with the timing and manner of payment elected by the Participant on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Restricted Stock Unit.

        Each Restricted Stock Unit agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit agreements need not be identical, but each Restricted Stock Unit agreement shall include

(through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (a)    Consideration.    A Restricted Stock Unit may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit. The Board shall have the discretion to provide that the Participant pay for such Restricted Stock Unit with cash or other consideration permissible by law.

          (b)    Vesting.    Vesting shall generally be based on the Participant's Continuous Service. If vesting is based on the Participant's Continuous Service, such Restricted Stock Unit award shall not fully vest in less than three (3) years. If vesting is based on the achievement of performance criteria, such Restricted Stock Unit award shall not fully vest in less than one (1) year. Notwithstanding the foregoing provisions of this Section 8.5(b), a Restricted Stock Unit granted in recognition of a Participant's long-term Continuous Service may vest fully in periods shorter than those described above ("Accelerated Vesting Restricted Stock Units"), subject to provisions of the last sentence of Section 4.1.

          (c)    Termination of Participant's Continuous Service.    The unvested portion of the Restricted Stock Unit award shall expire immediately upon the termination of Participant's Continuous Service.

          (d)    Transferability.    Rights to acquire the value of shares of Common Stock under the Restricted Stock Unit agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Unit agreement, as the Board shall determine in its discretion, so long as any Common Stock awarded under the Restricted Stock Unit agreement remains subject to the terms of the Restricted Stock Unit agreement.

        8.6    Performance Share Bonus Awards.    Each Performance Share Bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Performance Share Bonuses shall be paid by the Company in shares of the Common Stock of the Company. The terms and conditions of Performance Share Bonus agreements may change from time to time, and the terms and conditions of separate Performance Share Bonus agreements need not be identical, but each Performance Share Bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (a)    Consideration.    A Performance Share Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit. In the event that a Performance Share Bonus is granted to a new Employee, Director, or Consultant who has not performed prior services for the Company, the Performance Share Bonus will not be awarded until the Board determines that such person has rendered services to the Company for a sufficient period of time to ensure proper issuance of the shares in compliance with the California Corporations Code.

          (b)    Vesting.    Vesting shall be based on the achievement of certain performance criteria, whether financial, transactional or otherwise, as determined by the Board. A Performance Share Bonus shall not fully vest in less than one (1) year. Vesting shall be subject to the Performance Share Bonus agreement. Upon failure to meet performance criteria, shares of Common Stock awarded under the Performance Share Bonus agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (c)    Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company shall reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Performance Share Bonus agreement.

          (d)    Transferability.    Rights to acquire shares of Common Stock under the Performance Share Bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Performance Share Bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Performance Share Bonus agreement remains subject to the terms of the Performance Share Bonus agreement.

        8.7    Performance Share Units.    The following terms and conditions shall govern the grant and redeemability of Performance Share Units:

        A Performance Share Unit is the right to receive the value of one (1) share of the Company's Common Stock at the time the Performance Share Unit vests. To the extent permitted by the Board in the terms of his or her Performance Share Unit agreement, a Participant may elect to defer receipt of the value of shares of Common Stock otherwise deliverable upon the vesting of an award of performance shares. An election to defer such delivery shall be irrevocable and shall be made in writing on a form acceptable to the Company. The election form shall be filed prior to the vesting date of such performance shares in a manner determined by the Board. When the Participant vests in such performance shares, the Participant will be credited with a number of Performance Share Units equal to the number of shares of Common Stock for which delivery is deferred. Performance Share Units may be paid by the Company by delivery of shares of Common Stock, in cash, or a combination thereof, as the Board shall in its sole discretion deem appropriate, in accordance with the timing and manner of payment elected by the Participant on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Performance Share Unit.

        Each Performance Share Unit agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Performance Share Unit agreements may change from time to time, and the terms and conditions of separate Performance Share Unit agreements need not be identical, but each Performance Share Unit agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (a)    Consideration.    A Performance Share Unit may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit. The Board shall have the discretion to provide that the Participant pay for such Performance Share Unit with cash or other consideration permissible by law.

          (b)    Vesting.    Vesting shall be based on the achievement of certain performance criteria, whether financial, transactional or otherwise, as determined by the Board. Vesting shall be subject to the Performance Share Unit agreement. The terms of the Performance Share Unit agreement notwithstanding, a Performance Share Unit may not fully vest in less than one (1) year.

          (c)    Termination of Participant' Continuous Service.    The unvested portion of any Performance Share Unit shall expire immediately upon the termination of Participant's Continuous Service.

          (d)    Transferability.    Rights to acquire the value of shares of Common Stock under the Performance Share Unit agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Performance Share Unit agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Performance Share Unit agreement remains subject to the terms of the Performance Share Unit agreement.

        8.8    Other Stock or Cash Based Awards.    The Board or the Committee, as applicable, is authorized to (a) grant Other Stock or Cash Based Awards, including awards entitling a Participant to receive shares of Common Stock or cash to be delivered immediately or in the future, and (b) determine whether such Other Stock or Cash Based Awards shall be Performance-Based Compensation. Subject to the provisions of the Plan and any applicable program, the Board or the Committee shall determine the terms and conditions of each Other Stock or Cash Based Award, including the term of the Award, any exercise or purchase price, performance goals, including the Performance Criteria, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement. Other Stock or Cash Based Awards may be paid in cash, shares of Common Stock, or a combination of cash and shares of Common Stock, as determined by the Board or the Committee, and may be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments, as a part of a bonus, deferred bonus, deferred compensation or other arrangement, and/or as payment in lieu of compensation to which a Participant is otherwise entitled.

ARTICLE 9. PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS PERFORMANCE-BASED COMPENSATION

        9.1    Purpose.    The Committee, in its sole discretion, may determine whether an Award is intended to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant an Award that is intended to qualify as Performance-Based Compensation (other than an Option or Stock Appreciation Right), then the provisions of this Article 9 shall control over any contrary provision contained in the Plan. The Committee, in its sole discretion, may grant Awards to other Participants that are based on Performance Criteria or Performance Goals or any such other criteria and goals as the Committee shall establish, but that do not satisfy the requirements of this Article 9 and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Committee at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.

        9.2    Procedures with Respect to Performance-Based Awards.    To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award which is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Participants, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Awards, unless otherwise provided in an Award Agreement, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period.

        9.3    Payment of Performance-Based Awards.    Unless otherwise provided in the applicable Award Agreement and only to the extent otherwise permitted by Section 162(m) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation, the Participant must be employed by the Company or a subsidiary throughout the Performance Period. Unless otherwise provided in the applicable Award Agreement, a Participant shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such Performance Period are achieved.

        9.4    Additional Limitations.    Notwithstanding any other provision of the Plan and except as otherwise determined by the Committee, any Award which is granted to a Participant and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

 ARTICLE 10. COVENANTS OF THE COMPANY

        10.1    Availability of Shares.    During the term of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

        10.2    Securities Law Compliance.    The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise, redemption or satisfaction of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan or any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock related to such Awards unless and until such authority is obtained.

ARTICLE 11. USE OF PROCEEDS FROM STOCK

        Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

ARTICLE 12. NO REPRICING WITHOUT SHAREHOLDER APPROVAL

        12.1    Subject to Article 14, the Board (or Committee, if so authorized by the Board) shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Common Stock. Subject to Article 14, the Board (or Committee, if so authorized by the Board) shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award. Notwithstanding the foregoing, the Board may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which Section 424(a) of the Code applies.

        12.2    Shares subject to an Option cancelled under this Section 12 shall continue to be counted against the maximum award of Options permitted to be granted pursuant to Section 5.3 of the Plan. The repricing of an Option under this Section 12, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to Section 5.3 of the Plan. The provisions of this Section 12.2 shall be applicable only to the extent required by Section 162(m) of the Code.

ARTICLE 13. MISCELLANEOUS

        13.1    Acceleration of Exercisability and Vesting.    The Board (or Committee, if so authorized by the Board) shall have the power to accelerate exercisability and/or vesting of any Award granted pursuant to the Plan upon a Change of Control or upon the death, Disability or termination of Continuous Service of the Participant. In furtherance of such power, the Board or Committee may accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding any provisions in the Award Agreement to the contrary.

        13.2    Shareholder Rights.    No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award except to the extent that the Company has issued the shares of Common Stock relating to such Award.

        13.3    No Employment or Other Service Rights.    Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company, and any applicable provisions of the corporate law of the state or other jurisdiction in which the Company is domiciled, as the case may be.

        13.4    Incentive Stock Option $100,000 Limitation.    To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds One Hundred Thousand dollars ($100,000), or such other limit as may be set by law, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

        13.5    Investment Assurances.    The Company may require a Participant, as a condition of exercising or redeeming an Award or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of acquiring the Common Stock; (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock; and (iii) to give such other written assurances as the Company may determine are reasonable in order to comply with applicable law. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws, and in either case otherwise complies with applicable law. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable laws, including, but not limited to, legends restricting the transfer of the Common Stock.

        13.6    Withholding Obligations.    To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state, local, or foreign tax withholding obligation relating to the exercise or redemption of an Award or the acquisition, vesting, distribution, or transfer of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation or other amounts payable to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unnumbered shares of Common Stock.

        13.7    Section 409A.    Notwithstanding anything in the Plan to the contrary, it is the intent of the Company that all Awards granted under this Plan (including, but not limited to, Restricted Stock Units,

Phantom Stock Units, and Performance Share Units) shall not cause an imposition of the additional taxes provided for in Section 409A(a)(1)(B) of the Code; furthermore, it is the intent of the Company that the Plan shall be administered so that the additional taxes provided for in Section 409A(a)(1)(B) of the Code are not imposed.

        13.8    Forfeiture and Claw-Back Provisions.    All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award or upon the receipt or resale of any shares of Common Stock underlying the Award) shall be subject to the provisions of any claw-back obligation imposed by applicable law or any policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

ARTICLE 14. ADJUSTMENTS UPON CHANGES IN STOCK

        14.1    Capitalization Adjustments.    If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, spinoff, dividend in property other than cash, stock split, liquidating dividend, extraordinary dividends or distributions, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be equitably adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Section 4.1 above, the maximum number of securities subject to award to any person pursuant to Section 5.3 above, and the number of securities subject to Non-Employee Directors under Article 7 of the Plan, and the outstanding Awards shall be equitably adjusted in the class(es) and number of securities or other property and price per share of the securities or other property subject to such outstanding Awards. The Board shall determine the form of such adjustments in its sole discretion, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

        14.2    Adjustments Upon a Change of Control.

          (a)   In the event of a Change of Control as defined in Section 2.7(a) through 2.7(d), such as an asset sale, merger, or change in Board composition, then the Board or the board of directors of any surviving entity or acquiring entity may provide or require that the surviving or acquiring entity shall: (1) assume or continue all or any part of the Awards outstanding under the Plan or (2) substitute substantially equivalent stock or cash-based awards (including an award to acquire substantially the same consideration paid to the shareholders in the transaction by which the Change of Control occurs) for those outstanding under the Plan. In the event any surviving entity or acquiring entity refuses to assume or continue such Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Awards held by Participants whose Continuous Service has not terminated, the Board in its sole discretion and without liability to any person may: (1) provide for the payment of a cash amount in exchange for the cancellation of an Award equal to the product of (x) the excess, if any, of the Fair Market Value per share of Common Stock at such time over the exercise or redemption price, if any, times (y) the total number of shares then subject to such Award; (2) continue the Awards; or (3) notify Participants holding an Option, Stock Appreciation Right, Phantom Stock Unit, Restricted Stock Unit or Performance Share Unit that they must exercise or redeem any portion of such Award (including, at the discretion of the Board, any unvested portion of such Award) at or prior to the closing of the transaction by which the Change of Control occurs and that the Awards shall terminate if not so exercised or redeemed at or prior to the closing of the transaction by which the Change of Control occurs. With respect to any other Awards outstanding under the Plan, such Awards shall terminate if not exercised or redeemed prior to the closing of the transaction by which the Change of Control occurs. The Board shall not be obligated to treat all Awards, even those that are of the same type, in the same manner.

          (b)   In the event of a Change of Control as defined in Section 2.7(e), such as a dissolution of the Company, all outstanding Awards shall terminate immediately prior to such event.

ARTICLE 15. AMENDMENT OF THE PLAN AND STOCK AWARDS

        15.1    Amendment of Plan.    The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 14 of the Plan relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, any New York Stock Exchange, Nasdaq or other securities exchange listing requirements, or other applicable law or regulation.

        15.2    Shareholder Approval.    The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

        15.3    Contemplated Amendments.    It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

        15.4    No Material Impairment of Rights.    Rights under any Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

        15.5    Amendment of Awards.    The Board at any time, and from time to time, may amend the terms of any one or more Awards subject to and consistent with the terms of the Plan, including Sections 15.1 and 15.2; provided, however, that the rights of the Participant under any Award shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

ARTICLE 16. TERMINATION OR SUSPENSION OF THE PLAN

        16.1    Plan Term.    The Board may suspend or terminate the Plan at any time. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Notwithstanding anything herein to the contrary, no Incentive Stock Option shall be granted under the Plan after March 14, 2025.

        16.2    No Material Impairment of Rights.    Suspension or termination of the Plan shall not materially impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the Participant.

 ARTICLE 17. EFFECTIVE DATE OF PLAN

        The Plan shall become effective immediately following its approval by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board. If the Plan is approved by the shareholders of the Company, the 1997 Plan, the 1996 Plan, and the Directors 1996 Plan shall terminate on the effective date of the Plan. If the Plan is not approved by the shareholders of the Company, the 1997 Plan, the 1996 Plan, and the Directors 1996 Plan shall continue unaffected. No Awards may be granted under the Plan prior to the time that the shareholders have approved the Plan.

ARTICLE 18. CHOICE OF LAW

        The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

 Appendix B

THORATEC CORPORATION
AMENDED AND RESTATED 2002 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I.
PURPOSE, SCOPE AND ADMINISTRATION OF THE PLAN

        1.1    Purpose and Scope.    The purpose of the Thoratec Corporation Amended and Restated 2002 Employee Stock Purchase Plan, as it may be amended from time to time, (the "Plan") is to assist employees of Thoratec Corporation, a California corporation, (the "Company") and its Designated Subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code and to help such employees provide for their future security and to encourage them to remain in the employment of the Company and its Subsidiaries.

ARTICLE II.
DEFINITIONS

        Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.

        2.1   "Agent" means the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.

        2.2   "Administrator" shall mean the Committee, or such individuals to which authority to administer the Plan has been delegated under Section 7.1 hereof.

        2.3   "Board" shall mean the Board of Directors of the Company.

        2.4   "Code" shall mean the Internal Revenue Code of 1986, as amended.

        2.5   "Committee" shall mean the Compensation Committee of the Board.

        2.6   "Common Stock" shall mean the common shares of the Company, no par value per share.

        2.7   "Company" shall have such meaning as set forth in Section 1.1 hereof.

        2.8   "Compensation" of an Employee shall mean the regular straight-time earnings or base salary, commissions, annual and other bonuses paid to the Employee from the Company on each Payday as compensation for services to the Company or any Designated Subsidiary, before deduction for any salary deferral contributions made by the Employee to any tax-qualified or nonqualified deferred compensation plan, including overtime, shift differentials, vacation pay, holiday pay, jury duty pay, bereavement leave pay, paid time off, and any other compensation as may be determined by the Board of Directors, but excluding education or tuition reimbursements, car allowances, employee referral bonuses, relocation payments, bonus payments that are subject to tax gross-up, non-cash recognition awards, imputed income arising under any group insurance or benefit program, travel expenses, business and moving reimbursements, income received in connection with any stock options, restricted stock, restricted stock units or other compensatory equity awards and all contributions made by the Company or any Designated Subsidiary for the Employee's benefit under any employee benefit plan now or hereafter established. Such Compensation shall be calculated before deduction of any income or employment tax withholdings, but shall be withheld from the Employee's net income.

        2.9   "Designated Subsidiary" shall mean each Subsidiary that have been designated by the Board or Committee from time to time in its sole discretion as eligible to participate in the Plan, in accordance with Section 7.2 hereof.

        2.10 "Eligible Employee" shall mean an Employee who (a) is customarily scheduled to work at least twenty (20) hours per week, (b) whose customary employment is more than five (5) months in a calendar year and (c) after the granting of the Option would not be deemed for purposes of Section 423(b)(3) of the Code to possess five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary. For purposes of clause (c), the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. Notwithstanding the foregoing, the Administrator may exclude from participation in the Plan as an Eligible Employee (x) any Employee that is a "highly compensated employee" of the Company or any Designated Subsidiary (within the meaning of Section 414(q) of the Code), or that is such a "highly compensated employee" (A) with compensation above a specified level, (B) who is an officer and/or (C) is subject to the disclosure requirements of Section 16(a) of the Exchange Act and/or (y) any Employee who is a citizen or resident of a foreign jurisdiction (without regard to whether they are also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) if either (i) the grant of the Option is prohibited under the laws of the jurisdiction governing such Employee, or (ii) compliance with the laws of the foreign jurisdiction would cause the Plan or the Option to violate the requirements of Section 423 of the Code; provided that any exclusion in clauses (x), and/or (y) shall be applied in an identical manner under each Offering Period to all Employees of the Company and all Designated Subsidiaries, in accordance with Treasury Regulation Section 1.423-2(e).

        2.11 "Employee" shall mean any person who renders services to the Company or a Designated Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code. "Employee" shall not include any director of the Company or a Designated Subsidiary who does not render services to the Company or a Designated Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period specified in Treasury Regulation Section 1.421-1(h)(2), and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).

        2.12 "Enrollment Date" shall mean, for each Offering Period, a date as determined by the Administrator that shall be no later than the first date of such Offering Period.

        2.13 "Exercise Date" shall mean the last Trading Day of each Offering Period, except as provided in Section 5.2 hereof.

        2.14 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        2.15 "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

          (a)   If the Common Stock is listed on any established stock exchange or traded on the NASDAQ Global Market or the NASDAQ Global Select Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no such sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable;

          (b)   If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in such source as the Board deems reliable; or

          (c)   In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

        2.16 "Grant Date" shall mean the first Trading Day of an Offering Period.

        2.17 "New Exercise Date" shall have such meaning as set forth in Section 5.2(b) hereof.

        2.18 "Offering Period" shall mean the six (6)-month period commencing on each May 16 and November 16. The duration and timing of Offering Periods may be changed by the Board or Committee, in its sole discretion. In no event may an Offering Period exceed twenty-seven (27) months.

        2.19 "Option" shall mean the right to purchase shares of Common Stock pursuant to the Plan during each Offering Period.

        2.20 "Option Price" shall mean the purchase price of a share of Common Stock hereunder as provided in Section 4.2 hereof.

        2.21 "Parent" means any entity that is a parent corporation of the Company within the meaning of Section 424 of the Code and the Treasury Regulations thereunder.

        2.22 "Participant" shall mean any Eligible Employee who elects to participate in the Plan.

        2.23 "Payday" shall mean the regular and recurring established day for payment of Compensation to an Employee of the Company or any Designated Subsidiary.

        2.24 "Plan" shall have such meaning as set forth in Section 1.1 hereof.

        2.25 "Plan Account" shall mean a bookkeeping account established and maintained by the Company in the name of each Participant.

        2.26 "Section 423 Option" shall have such meaning as set forth in Section 3.1(b) hereof.

        2.27 "Subsidiary" shall mean any entity that is a subsidiary corporation of the Company within the meaning of Section 424 of the Code and the Treasury Regulations thereunder. In addition, with respect to any sub-plans adopted under Section 7.1(d) hereof which are designed to be outside the scope of Section 423 of the Code, Subsidiary shall include any corporate or noncorporate entity in which the Company has a direct or indirect equity interest or significant business relationship.

        2.28 "Trading Day" shall mean a day on which the principal securities exchange on which the Common Stock is listed is open for trading or, if the Common Stock is not listed on a securities exchange, shall mean a business day, as determined by the Administrator in good faith.

        2.29 "Withdrawal Election" shall have such meaning as set forth in Section 6.1(a) hereof.

ARTICLE III.
PARTICIPATION

        3.1    Eligibility.

          (a)   Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in the

  Plan during such Offering Period, subject to the requirements of Articles IV and V hereof, and the limitations imposed by Section 423(b) of the Code and the Treasury Regulations thereunder.

          (b)   No Eligible Employee shall be granted an Option under the Plan which permits the Participant's rights to purchase shares of Common Stock under the Plan, and to purchase stock under all other employee stock purchase plans of the Company, any Parent or any Subsidiary subject to Section 423 of the Code (any such Option or other option, a "Section 423 Option"), to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time the Section 423 Option is granted) for each calendar year in which any Section 423 Option granted to the Participant is outstanding at any time. For purposes of the limitation imposed by this subsection,

              (i)  the right to purchase stock under a Section 423 Option accrues when the Section 423 Option (or any portion thereof) first becomes exercisable during the calendar year,

             (ii)  the right to purchase stock under a Section 423 Option accrues at the rate provided in the Section 423 Option, but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year, and

            (iii)  a right to purchase stock which has accrued under a Section 423 Option may not be carried over to any other Section 423 Option; provided that Participants may carry forward amounts so accrued that represent a fractional share of stock and were withheld but not applied towards the purchase of Common Stock under an earlier Offering Period, and may apply such amounts towards the purchase of additional shares of Common Stock under a subsequent Offering Period; provided further that any amounts so accrued that are in excess of a fractional share of stock will be refunded to such Participant.

The limitation under this Section 3.1(b) shall be applied in accordance with Section 423(b)(8) of the Code and the Treasury Regulations thereunder.

        3.2    Election to Participate; Payroll Deductions

          (a)   Except as provided in Section 3.3 hereof, an Eligible Employee may become a Participant in the Plan only by means of payroll deduction. Each individual who is an Eligible Employee as of an Offering Period's Enrollment Date may elect to participate in such Offering Period and the Plan by enrolling via the Company's online system no later than the Enrollment Date.

          (b)   Subject to Section 3.1(b) hereof, payroll deductions expressed as a whole number percentage and shall be equal to at least one percent (1%) of the Participant's Compensation as of each Payday of the Offering Period following the Enrollment Date, but not more than fifteen percent (15%) of the Participant's Compensation as of each Payday of the Offering Period following the Enrollment Date. Amounts deducted from a Participant's Compensation with respect to an Offering Period pursuant to this Section 3.2 shall be deducted each Payday through payroll deduction and credited to the Participant's Plan Account.

          (c)   Without limiting Section 6.1 hereof, a Participant may not increase or decrease the amount deducted from such Participant's Compensation during an Offering Period.

          (d)   Notwithstanding the foregoing, upon the termination of an Offering Period, each Participant in such Offering Period shall automatically participate in the immediately following Offering Period at the same payroll deduction percentage as in effect at the termination of the prior Offering Period, unless such Participant delivers to the Company a different election with respect to the successive Offering Period in accordance with Section 3.1(a) hereof, or unless such Participant becomes ineligible for participation in the Plan.

        3.3    Leave of Absence.    In the event that a Participant is on military leave, sick leave or other bona fide leave of absence (such as temporary employment by the government) and the period of such leave does not exceed three months, or if longer, so long as the individual's right to reemployment with the Company is provided either statute or contract, and provided that the Company has approved such leave of absence, a Participant may continue participation in the Plan by making cash payments to the Company on his or her normal payday equal to his or her authorized payroll deduction.

ARTICLE IV.
PURCHASE OF SHARES

        4.1    Grant of Option.    Each Participant shall be granted an Option with respect to an Offering Period on the applicable Grant Date. Subject to the limitations of Section 3.1(b) hereof, the number of shares of Common Stock subject to a Participant's Option shall be determined by dividing (a) such Participant's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's Plan Account on such Exercise Date by (b) the applicable Option Price; provided that in no event shall a Participant be permitted to purchase during each Offering Period more than 2,500 shares of Common Stock (subject to any adjustment pursuant to Section 5.2 hereof). The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that a Participant may purchase during such future Offering Periods. Each Option shall expire on the Exercise Date for the applicable Offering Period immediately after the automatic exercise of the Option in accordance with Section 4.3 hereof, unless such Option terminates earlier in accordance with Article 6 hereof.

        4.2    Option Price.    The Option Price per share of Common Stock to be paid by a Participant upon exercise of the Participant's Option on the applicable Exercise Date for an Offering Period shall be equal to eighty five percent (85%) of the lesser of the Fair Market Value of a share of Common Stock on (a) the applicable Grant Date and (b) the applicable Exercise Date.

        4.3    Purchase of Shares.

          (a)   On the applicable Exercise Date for an Offering Period, each Participant shall automatically and without any action on such Participant's part be deemed to have exercised his or her Option to purchase at the applicable Option Price the largest number of whole shares of Common Stock which can be purchased with the amount in the Participant's Plan Account, subject to Sections 4.1 and 5.3 hereof. The balance, if any, remaining in the Participant's Plan Account (after exercise of such Participant's Option) as of such Exercise Date shall be carried forward to the next Offering Period, unless the Participant has elected to withdraw from the Plan pursuant to Section 6.1 hereof or, pursuant to Section 6.2 hereof, such Participant has ceased to be an Eligible Employee.

          (b)   As soon as practicable following the applicable Exercise Date, the number of shares of Common Stock purchased by such Participant pursuant to Section 4.3(a) hereof shall be delivered (either in share certificate or book entry form), in the Company's sole discretion, to an account established in the Participant's name at the Company's exclusive stock brokerage. If the Company is required to obtain from any commission or agency authority to issue any such shares of Common Stock, the Company shall seek to obtain such authority. Inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such shares shall relieve the Company from liability to any Participant except to refund to the Participant such Participant's Plan Account balance, without interest thereon.

        4.4    Transferability of Rights.

          (a)   An Option granted under the Plan shall not be transferable. No Option or interest or right to the Option shall be available to pay off any debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempt at disposition of the Option shall have no effect.

          (b)   Subject to Sections 5.2(b) and 5.2(c) below, the Administrator may impose a holding period for the shares of Common Stock issued pursuant to the exercise of an Option.

ARTICLE V.
PROVISIONS RELATING TO COMMON STOCK

        5.1    Common Stock Reserved.    Subject to adjustment as provided in Section 5.2 hereof, the maximum number of shares of Common Stock that shall be made available for sale under the Plan shall be 2,550,000 shares of Common Stock. Shares of Common Stock made available for sale under the Plan may be authorized but unissued shares, treasury shares of Common Stock, or reacquired shares reserved for issuance under the Plan.

        5.2    Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

          (a)    Changes in Capitalization.    Subject to any required action by the shareholders of the Company, the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under Option, as well as the price per share and the number of shares of Common Stock covered by each Option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Administrator shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's Option has been changed to the New Exercise Date and that the Participant's Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 6.1(a) hereof or the Participant has ceased to be an Eligible Employee as provided in Section 6.2 hereof.

          (c)    Merger or Asset Sale.    In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, any Offering Periods then in progress shall be shortened by setting a New Exercise Date and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Administrator shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's Option has been changed to the New Exercise Date and that the Participant's Option shall be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 6.1(a) hereof or the Participant has ceased to be an Eligible Employee as provided in Section 6.2 hereof.

        5.3    Insufficient Shares.    If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which Options are to be exercised may exceed the number of shares of Common Stock remaining available for sale under the Plan on such Exercise Date, the Administrator shall make a pro rata allocation of the shares of Common Stock available for issuance on such Exercise Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising Options to purchase Common Stock on such Exercise Date, and unless additional shares are authorized for issuance under the Plan, no further Offering Periods shall take place and the Plan shall terminate pursuant to Section 7.5 hereof. If an Offering Period is so terminated, then the balance of the amount credited to the Participant's Plan Account which has not been applied to the purchase of shares of Common Stock shall be paid to such Participant in one lump sum in cash within sixty (60) days after such Exercise Date, without any interest thereon.

        5.4    Rights as Shareholders.    With respect to shares of Common Stock subject to an Option, a Participant shall not be deemed to be a shareholder of the Company and shall not have any of the rights or privileges of a shareholder. A Participant shall have the rights and privileges of a shareholder of the Company when, but not until, shares of Common Stock have been deposited in the designated brokerage account following exercise of his or her Option.

ARTICLE VI.
TERMINATION OF PARTICIPATION

        6.1    Cessation of Contributions; Voluntary Withdrawal.

          (a)   A Participant may cease payroll deductions during an Offering Period and elect to withdraw from the Plan by delivering electronic notice of such election via the Company's online system at such time prior to the Exercise Date for such Offering Period as may be established by the Administrator (a "Withdrawal Election"). All of the funds then credited to the Participant's Plan Account as of the date on which the Withdrawal Election is received by the Company shall be returned to the Participant in one (1) lump-sum payment in cash within sixty (60) days after such election is received by the Company, without any interest thereon, and the Participant shall cease to participate in the Plan and the Participant's Option for such Offering Period shall terminate. Upon receipt of a Withdrawal Election, the Participant's payroll deduction authorization and his or her Option to purchase under the Plan shall terminate.

          (b)   A Participant's withdrawal from the Plan shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.

          (c)   A Participant who ceases contributions to the Plan during any Offering Period shall not be permitted to resume contributions to the Plan during that Offering Period.

        6.2    Termination of Eligibility.    Upon a Participant's ceasing to be an Eligible Employee, for any reason, such Participant's Option for the applicable Offering Period shall automatically terminate, he or she shall be deemed to have elected to withdraw from the Plan, and such Participant's Plan Account shall be paid to such Participant or, in the case of his or her death, to the person or persons entitled thereto pursuant to applicable law, within sixty (60) days after such cessation of being an Eligible Employee, without any interest thereon.

ARTICLE VII.
GENERAL PROVISIONS

        7.1    Administration.

          (a)   The Plan shall be administered by the Committee, (or another committee or subcommittee of the Board assuming the functions of the Committee under the Plan), which, unless otherwise determined by the Board, shall consist solely of two or more members of the Board, each of whom is intended to qualify as a "non-employee director" as defined by Rule 16b-3 of the Exchange Act and an "independent director" under the rules of any securities exchange or automated quotation system on which the shares of Common Stock are listed, quoted or traded, in each case, to the extent required under such provision. The Committee may delegate administrative tasks under the Plan to the services of an Agent and/or Employees to assist in the administration of the Plan, including establishing and maintaining an individual securities account under the Plan for each Participant.

          (b)   It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

              (i)  To establish, suspend and terminate Offering Periods;

             (ii)  To determine when and how Options shall be granted and the provisions and terms of each Offering Period (which need not be identical);

            (iii)  To select Designated Subsidiaries in accordance with Section 7.2 hereof; and

            (iv)  To construe and interpret the Plan, the terms of any Offering Period and the terms of the Options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, any Offering Period or any Option, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective, subject to Section 423 of the Code and the Treasury Regulations thereunder.

          (c)   The Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding handling of participation elections, payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

          (d)   The Administrator may adopt sub-plans applicable to particular Designated Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Section 5.1 hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

          (e)   All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may, with the approval of the Committee, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Board or Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the options, and all members of the Board or Administrator shall be fully protected by the Company in respect to any such action, determination, or interpretation.

        7.2    Designation of Subsidiary Corporations.    The Board or Committee shall designate from among the Subsidiaries, as determined from time to time, the Subsidiary or Subsidiaries that shall constitute Designated Subsidiaries. The Board or Committee may designate a Subsidiary, or terminate the designation of a Subsidiary, without the approval of the shareholders of the Company.

        7.3    Reports.    Individual accounts shall be maintained for each Participant in the Plan. Statements of Plan Accounts shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Option Price, the number of shares purchased and the remaining cash balance, if any.

        7.4    No Right to Employment.    Nothing in the Plan shall be construed to give any person (including any Participant) the right to remain in the employ of the Company, a Parent or a Subsidiary or to affect the right of the Company, any Parent or any Subsidiary to terminate the employment of any person (including any Participant) at any time, with or without cause, which right is expressly reserved.

        7.5    Amendment, Suspension and Termination of the Plan.

          (a)   The Board may, in its sole discretion, amend, suspend or terminate the Plan at any time and from time to time; provided, however, that without approval of the Company's shareholders given within twelve (12) months before or after action by the Board, the Plan may not be amended to increase the maximum number of shares of Common Stock subject to the Plan or change the designation or class of Eligible Employees; and provided, further that without approval of the Company's shareholders, the Plan may not be amended in any manner that would cause the Plan to no longer be an "employee stock purchase plan" within the meaning of Section 423(b) of the Code (including without limitation extension of the term of the Plan). No Option may be granted during any period of suspension of the Plan or after termination of the Plan. Without shareholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Board or the Committee, as applicable, shall be entitled to change the terms of the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board or the Committee, as applicable, determines in its sole discretion advisable which are consistent with the Plan and Code Section 423.

          (b)   In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, to the extent permitted under Section 423 of the Code, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

              (i)  altering the Option Price for any Offering Period including an Offering Period underway at the time of the change in Option Price;

             (ii)  shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Administrator action; and

            (iii)  allocating shares of Common Stock.

          Such modifications or amendments shall not require shareholder approval or the consent of any Participant.

          (c)   Upon termination of the Plan, the balance in each Participant's Plan Account shall be refunded as soon as practicable after such termination, without any interest thereon.

        7.6    Use of Funds; No Interest Paid.    All funds received by the Company by reason of purchase of Common Stock under the Plan shall be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest shall be paid to any Participant or credited under the Plan.

        7.7    Term; Approval by Shareholders.    The Plan was originally adopted by the Board on May 2, 2002 and approved by the shareholders of the Company on May 31, 2002. The Plan, as amended and restated herein, shall become effective on the date on which it is adopted by the Board. The Plan, as amended and restated herein, shall be submitted for the approval of the Company's shareholders within twelve (12) months after the date of the Board's adoption hereof. Options in reliance on this amendment and restatement may be granted prior to such shareholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan, as amended and restated herein, is approved by the shareholders; provided, further that if such approval has not been obtained by the end of said twelve (12)-month period, the Plan shall revert to its form prior to this amendment and restatement, and all Options previously granted in reliance on the amendment and restatement of the Plan shall thereupon terminate and be canceled and become null and void without being exercised.

        7.8    Effect Upon Other Plans.    The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company, any Parent or any Subsidiary (a) to establish any other forms of incentives or compensation for Employees of the Company or any Parent or any Subsidiary, or (b) to grant or assume Options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

        7.9    Conformity to Securities Laws.    Notwithstanding any other provision of the Plan, the Plan and the participation in the Plan by any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemption rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        7.10    Notice of Disposition of Shares.    Each Participant shall give the Company prompt notice of any disposition or other transfer of any shares of Common Stock, acquired pursuant to the exercise of an Option, if such disposition or transfer is made (a) within two (2) years after the applicable Grant Date or (b) within one (1) year after the transfer of such shares of Common Stock to such Participant upon exercise of such Option. The Company may direct that any certificates evidencing shares acquired pursuant to the Plan refer to such requirement.

        7.11    Tax Withholding.    The Company or any Parent or any Subsidiary shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to any purchase of shares of Common Stock under the Plan or any sale of such shares.

        7.12    Governing Law.    The Plan and all rights and obligations thereunder shall be construed and enforced in accordance with the laws of the State of California.

        7.13    Notices.    All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        7.14    Conditions To Issuance of Shares.

          (a)   Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing shares of Common Stock pursuant to the exercise of an Option by a Participant, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such shares of Common Stock is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any securities exchange or automated quotation system on which the shares of Common Stock are listed or traded, and the shares of Common Stock are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Participant make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

          (b)   All certificates for shares of Common Stock delivered pursuant to the Plan and all shares of Common Stock issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the shares of Common Stock are listed, quoted, or traded. The Committee may place legends on any certificate or book entry evidencing shares of Common Stock to reference restrictions applicable to the shares of Common Stock.

          (c)   The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Option, including a window-period limitation, as may be imposed in the sole discretion of the Committee.

          (d)   Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company may, in lieu of delivering to any Participant certificates evidencing shares of Common Stock issued in connection with any Option, record the issuance of shares of Common Stock in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

        7.15    Equal Rights and Privileges.    Except with respect to sub-plans designed to be outside the scope of Section 423 of the Code, all Eligible Employees of the Company (or of any Designated Subsidiary) shall have equal rights and privileges under this Plan to the extent required under Section 423 of the Code or the regulations promulgated thereunder so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code or the Treasury Regulations thereunder. Any provision of this Plan that is inconsistent with Section 423 of the Code or the Treasury Regulations thereunder shall, without further act or amendment by the Company or the Board, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code or the Treasury Regulations thereunder.

* * * * * *

        I hereby certify that the foregoing Thoratec Corporation Amended and Restated 2002 Employee Stock Purchase Plan was duly approved by the Board of Directors of Thoratec Corporation on November 7, 2014.

        I hereby certify that the foregoing Thoratec Corporation Amended and Restated 2002 Employee Stock Purchase Plan was duly approved by the shareholders of Thoratec Corporation on [May 5], 2015.

        Executed on this            day of [                  ], 201 .

[Name] [Title]

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 020Y5B 1 U P X + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Proxy Card . + A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5. For Against Abstain 2. Approval of the amendment and restatement of the Thoratec Corporation Amended and Restated 2006 Incentive Stock Plan. For Against Abstain 3. Approval of the amendment and restatement of the Thoratec Corporation 2002 Employee Stock Purchase Plan. 1. Election of Directors: Name of Nominee: Mark here to WITHHOLD vote from all nominees Mark here to vote FOR all nominees For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below. _____________________________________________ 01 - Neil F. Dimick 02 - D. Keith Grossman 03 - J. Daniel Cole 04 - Steven H. Collis 05 - William A. Hawkins, III 06 - Paul A. LaViolette 07 - Martha H. Marsh 08 - Todd C. Schermerhorn Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears on the stock records of the Company and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. IMPORTANT ANNUAL MEETING INFORMATION 4. Approval of compensation of the company’s named executive officers. 5. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for its fiscal year ending January 2, 2016. MMMMMMMMM MMMMMMMMMMMM 2 3 0 9 2 9 2

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2015 Annual Meeting of Shareholders to be Held on May 5, 2015 The undersigned, revoking all prior proxies, hereby appoint(s) D. Keith Grossman and David A. Lehman, and each of them, with full power of substitution and revocation, to represent the undersigned, with all powers which the undersigned would possess if personally present, and to vote as set forth below all shares of stock of THORATEC CORPORATION (the “Company”) which the undersigned would be entitled to vote if personally present at the 2015 Annual Meeting of Shareholders of the Company to be held at the Company’s executive offices at 6101 Stoneridge Drive, Pleasanton, California 94588, on Tuesday, May 5, 2015 at 8:00 a.m., Pacific Daylight Time, and at any postponements or adjournments of that meeting. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES AS DIRECTORS IN RESPECT OF THE ELECTION PROPOSAL, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, “FOR” PROPOSAL 5, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY AND ALL ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET ACCORDING TO THE INSTRUCTIONS INCLUDED WITH THE PROXY CARD SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING. SEE REVERSE SIDE CONTINUED AND TO BE SIGNED ON REVERSE SIDE SEE REVERSE SIDE Proxy — THORATEC CORPORATION

QuickLinks

  March 24, 2015
Corporate Headquarters Thoratec Corporation, 6035 Stoneridge Drive, Pleasanton, CA 94588 Tel 925-847-8600 Fax 925-847-8574 www.thoratec.com
BOARD OF DIRECTORS STRUCTURE AND COMPENSATION
2014 DIRECTOR COMPENSATION
CODE OF ETHICS AND CORPORATE GOVERNANCE
DIRECTOR NOMINATIONS
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
PROPOSAL ONE ELECTION OF DIRECTORS
PROPOSAL TWO
APPROVAL OF AMENDED AND RESTATED 2006 INCENTIVE STOCK PLAN
PROPOSAL THREE APPROVAL OF AMENDED AND RESTATED 2002 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL FOUR ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ("SAY-ON-PAY VOTE")
PROPOSAL FIVE RATIFICATION OF INDEPENDENT AUDITORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2014
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
OUTSTANDING EQUITY AWARDS AT 2014 FISCAL YEAR END
OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2014
NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR 2014
Potential Payments Upon Termination or Change of Control
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS1
CERTAIN TRANSACTIONS
AVAILABLE INFORMATION
OTHER MATTERS
  Appendix A
THORATEC CORPORATION AMENDED AND RESTATED 2006 INCENTIVE STOCK PLAN Approved by the Shareholders on May 25, 2006 Amended and Restated by the Board on May 25, 2006 and April 7, 2008 Approved by the Shareholders on May 20, 2008 Amended and Restated by the Board on May 20, 2008 and March 2, 2010 Approved by the Shareholders on May 19, 2010 Amended and Restated by the Board on December 7, 2011 and March 8, 2012 Approved by the Shareholders on May 23, 2012 Amended and Restated by the Board on March 13, 2014 Approved by the Shareholders on May 21, 2014 Amended and Restated by the Board on March 14, 2015 Approved by the Shareholders on [ ], 2015
ARTICLE 1. PURPOSES
ARTICLE 2. DEFINITIONS
ARTICLE 3. ADMINISTRATION
ARTICLE 4. SHARES SUBJECT TO THE PLAN
ARTICLE 5. ELIGIBILITY
ARTICLE 6. OPTION PROVISIONS
ARTICLE 7. NON-EMPLOYEE DIRECTORS STOCK AWARDS
ARTICLE 8. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS
ARTICLE 9. PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS PERFORMANCE-BASED COMPENSATION
ARTICLE 10. COVENANTS OF THE COMPANY
ARTICLE 11. USE OF PROCEEDS FROM STOCK
ARTICLE 12. NO REPRICING WITHOUT SHAREHOLDER APPROVAL
ARTICLE 13. MISCELLANEOUS
ARTICLE 14. ADJUSTMENTS UPON CHANGES IN STOCK
ARTICLE 15. AMENDMENT OF THE PLAN AND STOCK AWARDS
ARTICLE 16. TERMINATION OR SUSPENSION OF THE PLAN
ARTICLE 17. EFFECTIVE DATE OF PLAN
ARTICLE 18. CHOICE OF LAW
  Appendix B
THORATEC CORPORATION AMENDED AND RESTATED 2002 EMPLOYEE STOCK PURCHASE PLAN
ARTICLE I. PURPOSE, SCOPE AND ADMINISTRATION OF THE PLAN
ARTICLE II. DEFINITIONS
ARTICLE III. PARTICIPATION
ARTICLE IV. PURCHASE OF SHARES
ARTICLE V. PROVISIONS RELATING TO COMMON STOCK
ARTICLE VI. TERMINATION OF PARTICIPATION
ARTICLE VII. GENERAL PROVISIONS